                                                                   Exhibit 10.36

                           THIRD AMENDED AND RESTATED
                      EQUIPMENT LOAN AND SECURITY AGREEMENT

      This THIRD AMENDED AND RESTATED EQUIPMENT LOAN AND SECURITY AGREEMENT ("Agreement"), dated as of November 5, 1999, is by and between the following parties:

LENDER/SECURED PARTY:               NTFC CAPITAL CORPORATION, a Delaware
                                    corporation with offices at 501 Corporate
                                    Centre Drive, Suite 600, Franklin, Tennessee
                                    37067 ("Lender")

BORROWER/DEBTOR:                    DESTIA COMMUNICATIONS, INC., a Delaware
                                    corporation with its principal place of
                                    business at 95 Route 17 South, Paramus, New
                                    Jersey 07652 ("Destia"), the Domestic and/or
                                    Foreign Subsidiaries of Destia which are signatories hereto, and such additional
                                    Domestic and/or Foreign Subsidiaries of
                                    Destia which hereafter may become a party hereto pursuant to Section 2.11 hereof and such successors and assigns as may be permitted hereunder.

This Agreement amends and restates that certain Second Amended and Restated Equipment Loan and Security Agreement dated as of January 28, 1998 as amended and modified to the date hereof, between and among Destia, Destia Network Services, Ltd. (formerly American Telemedia, Ltd.), an English corporation ("DNS") and a wholly owned subsidiary of Destia, Econophone GmbH, a limited liability company organized under the laws of the Federal Republic of Germany ("Econophone GmbH"), Destia Communications Services, Inc., a Delaware Corporation and a wholly owned subsidiary of Destia, 3461386 Canada, Inc., an Ontario corporation and a wholly owned subsidiary of Destia, Telco Global Communications, Ltd., VoiceNet Corporation, a New York corporation and a wholly owned subsidiary of Destia, and Lender, and includes the general terms and conditions contained herein and all the exhibits and schedules attached hereto, all of which are incorporated herein. In the event of a conflict between the general terms and conditions and any schedule, the additional terms and conditions stated in the schedule shall control.

By executing this Agreement, Lender agrees to make loans to the Borrowers, and Borrowers agree to borrow from Lender and to provide collateral to secure such loans, all on the terms and conditions set forth herein.

IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives:

LENDER:                                   BORROWER:

NTFC CAPITAL CORPORATION                  DESTIA COMMUNICATIONS, INC.

BY: /s/ Ronald L. Heiken                  BY: /s/ Alan Levy
   -------------------------------            ----------------------------------
TITLE:  Vice President                    TITLE:  President and Chief
DATE:                                             Operating Officer
     -----------------------------        DATE:   November 5, 1999



                                          DESTIA NETWORK SERVICES, LTD.

                                          BY:  /s/ Alfred West
                                              ----------------------------------
                                          TITLE: Chief Executive Officer


                                          TELCO GOLBAL COMMUNICATIONS, LTD.

                                          BY:  /s/ Alfred West
                                              ----------------------------------
                                          TITLE:  Chief Executive Officer


                                          ECONOPHONE GmbH

                                          BY:  /s/ Alfred West
                                              ----------------------------------
                                          TITLE:  Chief Executive Officer


                                          DESTIA COMMUNICATIONS SERVICES, INC.

                                          BY:  /s/ Alan Levy
                                              ----------------------------------
                                          TITLE:  President and Chief
                                                  Operating Officer

                                          3461386 CANADA, INC.

                                          BY:  /s/ Alan Levy
                                              ----------------------------------
                                          TITLE:  President and Chief
                                                  Operating Officer


                                          VOICENET CORPORATION

                                          BY:  /s/ Alan Levy
                                              ----------------------------------
                                          TITLE:  President and Chief
                                                  Operating Officer

                                TABLE OF CONTENTS

ARTICLE 1: DEFINITIONS.......................................................9
      1.01. Certain Definitions..............................................9
      1.02. Accounting Principles; Subsidiaries.............................27
      1.03. UCC Terms.......................................................27
      1.04. General Construction; Captions..................................27
      1.05. References to Documents and Laws................................27

ARTICLE 2: LOANS............................................................27
      2.01. Commitment......................................................27
      2.02. Note and Payment Terms..........................................28
      2.03. Procedures for Borrowing........................................32
      2.04. Prepayments.....................................................33
      2.05. Computation of Interest.........................................35
      2.06. Payments........................................................35
      2.07. Indemnity.......................................................35
      2.08. Use of Proceeds.................................................35
      2.09. Fees............................................................36
      2.10. Lender's Expenses...............................................36

ARTICLE 3: COLLATERAL AND SECURITY AGREEMENT................................38
      3.01. Grant of Security Interest......................................39
      3.02. Priority of Security Interests..................................40
      3.03. Further Documentation; Pledge of Instruments....................40
      3.04. Further Identification of Collateral............................40
      3.05. Remedies........................................................40
      3.06. Standard of Care................................................40
      3.07. Advances to Protect Collateral..................................41
      3.08. License to Use..................................................41
      3.09  Priority of Security Interests and/or Liens on Equipment located outside of the United States....................................41

ARTICLE 4: REPRESENTATIONS AND WARRANTIES...................................42
      4.01. Organization and Qualification..................................42
      4.02. Authority and Authorization.....................................42
      4.03. Execution and Binding Effect....................................42
      4.04. Governmental Authorizations.....................................42
      4.05. Regulatory Authorizations.......................................43
      4.06. Material Agreement; Absence of Conflicts........................43
      4.07. No Restrictions.................................................43

      4.08. Financial Statements............................................43
      4.09. Financial Accounting Practices..................................44
      4.10. Accurate and Complete Disclosure................................44
      4.11. No Event of Default; Compliance with Material Agreements........44
      4.12. Litigation......................................................44
      4.13. Rights to Property; Intellectual Property.......................45
      4.14. Financial Condition.............................................45
      4.15. Taxes...........................................................45
      4.16. No Material Adverse Change......................................45
      4.17. No Regulatory Event.............................................45
      4.18. Trade Relations.................................................46
      4.19. No Brokerage Fees...............................................46
      4.20. Margin Stock; Regulation U......................................46
      4.21. Investment Company; Public Utility Holding Company..............46
      4.22. Personal Holding Company........................................46
      4.23. ERISA...........................................................46
      4.24. Environmental Warranties........................................47
      4.25. Security Interests..............................................47
      4.26. Place of Business...............................................47
      4.27. Location of Collateral..........................................47
      4.28. Clear Title To Collateral.......................................47
      4.29. Assumed Names...................................................48
      4.30. Subsidiaries of Destia..........................................48
      4.31. Year 2000 Compliance............................................48

ARTICLE 5: CONDITIONS OF CLOSING............................................48
      5.01  Tranche 1 and Tranche 2 Closings................................48
      5.02  Amendment and Restatement.......................................48

ARTICLE 6: CONDITIONS OF LENDING............................................50
      6.01. Conditions for Initial Advance..................................50
      6.02. Conditions for All Advances.....................................50
      6.03. Affirmation of Representations and Warranties...................52
      6.04. Deadline for Funding Conditions.................................53

ARTICLE 7: AFFIRMATIVE COVENANTS............................................53
      7.01. Reporting and Information Requirements..........................53
      7.02  Other Notices...................................................54
      7.03. Notice of Pension-Related Events................................55
      7.04. Inspection Rights...............................................55
      7.05. Preservation of Corporate Existence and Qualification...........56
      7.06. Continuation of Business........................................56

      7.07. Insurance.......................................................56
      7.08. Payment of Taxes, Charges, Claims and Current Liabilities.......58
      7.09. Financial Accounting Practices..................................59
      7.10. Compliance with Laws............................................59
      7.11. Use of Proceeds.................................................59
      7.12. Government Authorizations; Regulatory Authorizations, Etc.......59
      7.13. Contracts and Franchises........................................60
      7.14. Consents........................................................60
      7.15. Financial Covenants.............................................60
      7.16. Construction and Storage........................................60
      7.17. Upgrade NTI Equipment...........................................60

ARTICLE 8: NEGATIVE COVENANTS...............................................61
      8.01. Additional Indebtedness.........................................61
      8.02. Restrictions on Liens and Sale of Collateral....................62
      8.03. Limitation on Contingent Obligations............................62
      8.04. Intentionally Omitted...........................................63
      8.05. Prohibition of Mergers, Acquisitions, Name, Office or Business
            Changes, Etc....................................................63
      8.06. Limitation on Equity Payments...................................64
      8.07. Limitation on Investments, Advances and Loans...................64
      8.08. Capital Expenditures............................................64
      8.09. Limitation on Leases............................................64
      8.10. Transactions with Affiliates....................................65
      8.11. Termination of NTI Purchase Agreement...........................65
      8.12. Removal of Collateral...........................................66
      8.13. Assumed Names...................................................66

ARTICLE 9: EVENTS OF DEFAULT................................................67
      9.01. Events of Default...............................................67
      9.02. Consequences of an Event of Default.............................70
      9.03. Exercise of Rights..............................................70
      9.04. Rights of Secured Party.........................................70
      9.05. Notices, Etc. Waived............................................71
      9.06. Additional Remedies.............................................71
      9.07. Application of Proceeds.........................................72
      9.08. Discontinuance of Proceedings...................................72
      9.09. Power of Attorney...............................................72
      9.10. Regulatory Matters..............................................74

ARTICLE 10: GENERAL CONDITIONS/MISCELLANEOUS................................74
      10.01. Modifications and Waivers .....................................74

      10.02. Advances Not Implied Waivers ..................................75
      10.03. Deviation from Covenants ......................................75
      10.04. Holidays ......................................................75
      10.05. Records .......................................................76
      10.06. Notices .......................................................76
      10.07. FCC and PUC Approval ..........................................77
      10.08. Lender Sole Beneficiary .......................................77
      10.09. Lender's Review of Information ................................77
      10.10. No Joint Venture ..............................................77
      10.11. Severability ..................................................77
      10.12. Rights Cumulative .............................................77
      10.13. Duration; Survival ............................................78
      10.14. Governing Law .................................................78
      10.15. Counterparts ..................................................78
      10.16. Successors and Assigns ........................................78
      10.17. Participation .................................................79
      10.18. Time of Essence ...............................................79
      10.19. Disclosures and Confidentiality ...............................79
      10.20. Jurisdiction and Venue ........................................81
      10.21. Jury Waiver ...................................................81
      10.22. Limitation on Liability .......................................81
      10.23. Borrowers Waivers .............................................82
      10.24. Schedules .....................................................82
      10.25. Agreement to Govern ...........................................82
      10.26. Entire Agreement ..............................................82
      10.27. Several Obligations ...........................................82
      10.28. Original Loan Agreement .......................................83

SCHEDULES TO EQUIPMENT LOAN AND SECURITY AGREEMENT

 Schedule 1.            Borrower Information and Defined Terms
 Schedule 2.01          Maximum Loan Amount
 Schedule 2.02          Payment Terms and Governing Law
 Schedule 2.09          Fees
 Schedule 4.04          Required Consents
 Schedule 4.05          Regulatory Authorizations
 Schedule 4.07          Restrictions on Loans
 Schedule 4.08          Financial Statements
 Schedule 4.12          Pending Litigation
 Schedule 4.25          UCC Filing Offices
 Schedule 4.26          Principal Offices and Location of Collateral
 Schedule 4.29          Assumed Names
 Schedule 4.31          NTI Purchase Agreement
 Schedule 6.02          Post-Closing Items
 Schedule 7.07          Insurance
 Schedule 7.15          Financial Covenants
 Schedule 8.01          Permitted Specific Indebtedness
 Schedule 8.02          Permitted Specific Encumbrances
 Schedule 8.06          Permitted Equity Payments

                EXHIBITS TO EQUIPMENT LOAN AND SECURITY AGREEMENT

 Exhibit A  Form of Note
 Exhibit B  Form of Borrowing Certificate
 Exhibit C  Form of Opinion of Counsel for Borrower
 Exhibit D  [INTENTIONALLY OMITTED]
 Exhibit E  Form of Landlord's Consent
 Exhibit F  Certificate of Financial Condition
 Exhibit G  Form of Guaranty
 Exhibit H  Form of Senior Indenture
 Exhibit I  Form of Senior Discount Notes Indenture

                           THIRD AMENDED AND RESTATED
                      EQUIPMENT LOAN AND SECURITY AGREEMENT

      THIS THIRD AMENDED AND RESTATED EQUIPMENT LOAN AND SECURITY AGREEMENT ("Agreement") dated as of November 5, 1999, is by and among DESTIA COMMUNICATIONS, INC., a Delaware corporation ("Destia"), the Domestic and/or Foreign Subsidiaries of Destia which are signatories hereto, and such additional Domestic and/or Foreign Subsidiaries of Destia which hereafter may become a party hereto pursuant to Section 2.11 hereof (Destia, Domestic and/or Foreign Subsidiaries of Destia which are signatories hereto, and such additional Domestic and/or Foreign Subsidiaries of Destia which may hereafter become a party hereto pursuant to Section 2.11 of this Agreement are individually referred to as a "Borrower" and collectively as the "Borrowers"), and NTFC CAPITAL CORPORATION, a Delaware corporation ("Lender"), with offices at 501 Corporate Centre Drive, Suite 600, Franklin, Tennessee 37067.

                              B A C K G R O U N D:

      A. Destia and/or its Subsidiaries have entered into one or more purchase agreements with Northern Telecom Inc., providing for the purchase by it or its Subsidiaries of certain telecommunications equipment and the license of associated software, all as described therein, and has requested Lender to extend credit to the Borrowers to finance such purchase and license, as described on Schedule 1 hereto.

      B. Destia and Lender previously entered into the Original Loan Agreement, pursuant to which the Lender agreed to loan Destia and certain Subsidiaries of Destia up to Twenty-Four Million Dollars ($24,000,000) subject to the terms and conditions stated in the Original Loan Agreement, and

      C. Destia and the Borrowers party to the Original Loan Agreement have requested Lender to amend and restate the Original Loan Agreement and all amendments and modifications thereto pursuant to this Agreement to extend additional credit subject to the terms and conditions set forth in this Agreement, and Lender is willing to extend such credit upon the terms and conditions set forth in this Agreement.

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

                             ARTICLE 1: DEFINITIONS

      1.01. Certain Definitions. Certain terms are defined on Schedule 1 hereto. In addition to other words and terms defined in the preamble hereof or elsewhere in this

Agreement, or on the Schedules hereto, the following words and terms shall have the following meanings unless the context otherwise clearly requires:

      "Additional Equipment": any equipment and/or Software purchased by a Borrower in furtherance of or in connection with the Description of Business set forth on Schedule 1, other than the purchase of the Equipment or Software with the Advances.

      "Adjusting Fiscal Quarter": the fiscal quarter (x) immediately following a fiscal quarter in which Destia's Debt Service Coverage Ratio was not greater than 1.10 to 1.00 and in which Destia failed to have revenues (calculated at the end of such fiscal quarter as the revenue of the four fiscal quarters then ending) equal to or greater than 85% of the level projected for such fiscal quarters in the Original Minimum Revenue Projection Table and (y) in which Destia's Debt Service Coverage Ratio was not greater than 1.10 to 1.00 and in which Destia does not have revenues (calculated at the end of such immediately succeeding fiscal quarter as the revenue of the four fiscal quarters then ending) equal to or greater than 85% of the level projected for such four fiscal quarters in the Original Minimum Projected Revenue Table.

      "Adjusted Minimum Revenue Projection Table": the table of projections for Destia's minimum revenues set forth in Table 2, attached to Schedule 6.02.

      "Applicable Minimum Revenue Projection Table": (i) Prior to the Adjusting Fiscal Quarter, the Original Minimum Revenue Projection Table, and (ii) from and after the Adjusting Fiscal Quarter, the Adjusted Minimum Revenue Projection Table.

      "Advance(s)": any advance or loan of funds made by Lender to a Borrower pursuant to this Agreement.

      "Affiliate": as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with that Person, or related to such Person by blood, marriage or adoption. For purposes of this definition and the definition of "Subsidiary", a Person shall be deemed to control another Person if such first Person possesses, directly or indirectly, the power to direct, or to cause the direction of, the management and policies of such other Person, whether through ownership of voting securities, by contract or otherwise.

      "Affiliate Transaction": the merger of a Borrower with an Affiliate of a Borrower or a Subsidiary thereof, whether the Borrower, such Affiliate of a Borrower or a Subsidiary thereof, or another entity is the surviving entity, or other combination involving a Borrower and Affiliate, provided that (i) such Affiliate Transaction does not cause a Change of Control of Destia; (ii) the surviving corporation is a Subsidiary of Destia, assumes the obligations of such Borrower hereunder in writing reasonably satisfactory to Lender and does not cause a Domestic Borrower to become a Foreign Borrower; (iii) on or before the consummation of such

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------
transaction, Lender receives an opinion of counsel to the surviving company with respect to such matters as Lender deems reasonably necessary (including, but not limited to, the validity and enforceability of the written assumption by such successor and the continued priority and perfection of the security interests on the Collateral in favor of the Lender); and (iv) immediately prior to, and after giving effect to, such merger or consolidation and any assumption by such successor of such Borrower's obligations hereunder, there shall not exist a Default or Event of Default.

      "Basic Agreements": a collective reference to this Agreement, each Note, and the Security Documents.

      "Borrowing Certificate": a certificate substantially in the form of Exhibit B hereto designating the applicable Borrower hereunder, and executed by Destia and the applicable Borrower, if other than Destia.

      "Borrower": Destia, the Domestic and/or Foreign Subsidiaries of Destia which are signatories hereto, and such additional Domestic and/or Foreign Subsidiaries of Destia which hereafter may become a party hereto pursuant to
Section 2.11 of this Agreement.

      "Borrowing Date": any Business Day on which an Advance is made to a Borrower hereunder.

      "Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in Nashville, Tennessee are authorized or required by law to close.

      "Calendar Quarter": each three month period starting on each January 1, April 1, July 1, and October 1, during the term of this Agreement.

      "Cash": at any time, the cash, cash equivalents or marketable investment grade securities held by Destia or its Subsidiaries free of any claims or encumbrances.

      "Cash Flow": during any fiscal period of Destia, the sum (on a consolidated basis) of (i) net income (or loss) (which may be a positive or negative number) for such period, plus (ii) all non-cash items deducted in determining such net income (or loss), minus (iii) all non-cash items added in determining such net income (or loss) during such period, less (iv) any Equity Payments pursuant to Section 8.06 hereof or payments on Subordinated Indebtedness made during such period.

      "Certificate of Financial Condition": a certificate in the form of Exhibit F hereto, executed by Borrower.

      "Change in Control": means such time a "person" or "group" (within the meaning of

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

Section 13(d) or 14(d)(2) under the Exchange Act) of more than 35% of the total voting power of the voting stock of Destia on a fully diluted basis and such ownership represents a greater percentage of the total voting power of the voting stock of Destia, on a fully diluted basis, than is held by the Existing Stockholders and their Affiliates on such date; or (ii) individuals who on the Tranche 3 Closing Date constitute the board of directors (together with any new directors whose election by the board of directors or whose nomination for election by Destia's stockholders was approved by a vote of at least two-thirds of the members of the board of directors then in office who either were members of the board of directors on the Tranche 3 Closing Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of the Board of Directors then in office.

      "Code": the Internal Revenue Code of 1986, as amended from time to time.

      "Collateral": as defined in Section 3.01 hereof and any other property granted as security to Lender for Obligations hereunder.

      "Commitment": the Tranche 1 Commitment, the Tranche 2 Commitment, the Tranche 3 Commitment, and the Tranche 4 Commitment as defined in Section 2.01 hereof.

      "Communications Law": any and all of (i) the Communications Act of 1934, as amended, and any similar or successor federal statute, and the rules and regulations of the FCC thereunder, (ii) any state law governing the provision of telecommunications services, and the rules and regulations of the PUC, all as the same may be in effect from time to time.

      "Consent": a consent to a collateral assignment of the NTI Purchase Agreement and Landlord Consents.

      "Contingent Obligation": as to any Person, any obligation of such Person guaranteeing, directly or indirectly, any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof.

      "Debt Service": for any fiscal period of Destia, the sum of all principal and interest payments that Destia is required to make during such period on a consolidated basis on

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------
account of all of Indebtedness including, without limitation, (a) amounts due during such period on account of capitalized leases, (b) the then current portion of any long-term Indebtedness, (c) amounts due on short-term Indebtedness, and (d) amounts due under this Agreement and each Note.

      "Debt Service Coverage Ratio": at the end of any fiscal period, the ratio of Cash Flow for such fiscal period to Debt Service for such fiscal period.

      "Default": any of the conditions or occurrences specified in Section 9.01, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition has been satisfied.

      "Default Rate": a rate of interest equal to the lesser of (i) three percent (3%) over the Interest Rate, or (ii) the maximum permissible rate under applicable law in effect at any time.

      "Domestic Borrower": Destia, and each Subsidiary of Destia, which is incorporated under the laws of the United States, one of the states of the United States, the District of Columbia, or any territory, possession or protectorate of the United States that is a Borrower hereunder.

      "Domestic Borrower Obligations": all indebtedness, liabilities and obligations of a Domestic Borrower to Lender of any class or nature, whether arising under or in connection with this Agreement and/or the other Loan Documents or otherwise , whether now existing or hereafter incurred, direct or indirect, absolute or contingent, secured or unsecured, matured or unmatured, joint or several, whether for principal, interest, fees, expenses, lease obligations, indemnities or otherwise, including, without limitation, future advances of any sort, all future advances made by Lender for taxes, levies, insurance and/or repairs to or maintenance of the Collateral, the unpaid principal amount of, and accrued interest on, each Note executed by such Domestic Borrower, the Guaranty and any expenses of collection or protection of Lender's rights, including reasonable attorneys' fees.

      "Domestic Subsidiary": means a subsidiary of Destia which is incorporated under the laws of the United States, one of the states of the United States, the District of Columbia, or any territory, possession or protectorate of the United States.

      "EBITDA": for any fiscal period, on a consolidated basis, Destia's actual operating earnings from ongoing operations and before interest, taxes, depreciation and amortization for such fiscal period.

      "Environmental Law": any current or future federal, state and local law (including common law), statute, regulation, ordinance, rulings, codes, judicial order, administrative

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------
order or terms of licenses or permits applicable to environmental conditions (including without limitation conditions relating to ambient air, surface water, groundwater, land surface or subsurface strata), including without limitation all such laws governing employment, the generation, use, storage, disposal or transportation of toxic or hazardous substances or wastes (including, without limitation, asbestos and petroleum products), the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act, the Superfund Amendment and Reauthorization Act of 1986, the Toxic Substances Control Act, the Clean Air Act, the Water Pollution Control Act, the Hazardous Waste Management Act, the Mineral Lands and Leasing Act, the Surface Mining Control and Reclamation Act, U.S. Department of Transportation Regulations, and all similar state and local laws, regulations, all as now or hereafter amended.

      "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute.

      "Equipment": as defined in Section 3.01 hereof.

      "Equity Payment": any distribution of earnings or capital to any Owner with respect to such Owner's stock or other equity ownership interests, or any redemption of stock or other equity ownership interests, either directly or indirectly, whether in cash or property or in obligations of Destia or any of its Subsidiaries.

      "Event of Default": any of the events specified in Section 9.01 hereof, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, under Section 9.01 or otherwise, has been satisfied.

      "Existing Stockholders" means Alfred West, Steven West and any spouse or lineal descendant thereof or any estate thereof or any trust of which any of the foregoing are the exclusive beneficiaries.

      "FCC": the Federal Communications Commission of the United States of America, and any successor, in whole or in part, to its jurisdiction.

      "Financing Termination Date": the Tranche 1, Tranche 2, Tranche 3 or Tranche 4 Financing Termination Date.

      "Foreign Borrower": a Subsidiary of Destia which is a party hereto incorporated under the laws of any jurisdiction other than the laws of the United States, one of the states of the United States, the District of Columbia, or any territory, possession or protectorate of the United States or one of the states of the United States that is a Borrower hereunder.

      "Foreign Borrower Obligations": all Indebtedness, liabilities and obligations of such

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

Foreign Borrower to Lender of any class or nature, whether arising under or in connection with this Agreement and/or the other Loan Documents or otherwise, whether now existing or hereafter incurred, direct or indirect, absolute or contingent, secured or unsecured, matured or unmatured, joint or several, whether for principal, interest, fees, expenses, lease obligations indemnities or otherwise, including, without limitation, future advances of any sort, all future advances made by Lender for taxes, levies, insurance and/or repairs to or maintenance of Collateral, the unpaid principal amount of, and accrued interest on, each Note executed by such Foreign Borrower, and any expenses of collection or protection of Lender's rights, including reasonable attorneys' fees.

      "Foreign Subsidiary": means a subsidiary of Destia incorporated under the laws of any jurisdiction other than the laws of the United States, one of the states of the United States, the District of Columbia, or any territory, possession or protectorate of the United States or one of the states of the United States.

      "GAAP": subject to Section 1.02 hereof, generally accepted accounting principles in the United States of America (as such principles may change from time to time) applied on a consistent basis (except for changes in application in which Destia's independent certified public accountants concur), applied both to classification of items and amounts.

      "General Intangibles": as defined in Section 3.01 hereof.

      "Governmental Actions": actions by any Governmental Authority.

      "Governmental Authority": the federal government, any state or political subdivision thereof, any city or municipal entity, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

      "Guaranty": the guaranty dated the date hereof in favor of Lender executed by Destia in the form of Exhibit G.

      "High Yield Notes": each of the (i) $155,000,000 principal amount (or such higher amount as may be issued) of Destia's Senior Notes, which are issued pursuant to the Senior Notes Indenture, and (ii) $300,000,000 principal amount of Destia's Senior Discount Notes containing such terms and conditions therein and as may be contained in the documents referred to therein, and in any case
(i) which are unsubordinated and unsecured (except for approximately $55,000,000 (or such proportionately higher amount in the event greater than $155,000,000 principal amount of High Yield Notes are issued) of net proceeds from the issuance of the High Yield Notes and accompanying warrants that will be pledged as security for the payment of the first six scheduled interest payments due on the High Yield Notes) obligations of Destia, with a maturity date not earlier than 2007, (ii) on which interest, if any, will be payable semi-annually in arrears, and which will be subject to no put rights or

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------
redemption rights, except for (w) upon the occurrence of asset sales under certain circumstances, (x) an optional right of redemption by Destia no earlier than January 1, 2002, (y) a right of Destia to redeem up to 35% of the aggregate principal amount of High Yield Notes, exercisable no later than July 15, 2000, with the proceeds of Public Equity Offerings, as such term is defined in the respective Indentures as each exists on the date hereof, and (z) an obligation of Destia to offer to purchase the High Yield Notes at a price equal to 101% of the aggregate principal amount thereof, plus any accrued interest, upon the occurrence of a Change in Control, as such term is defined in the respective Indentures as each exists on the date hereof. The term "High Yield Notes" shall also include any securities issued to replace, renew, or refinance, in whole or in part, any High Yield Notes so long as such securities contain maturity, subordination and interest payment terms no less favorable to Lender than the terms contained in clauses (i) and (ii) above.

      "High Yield Period": the time during which High Yield Notes are issued and outstanding.

      "Indebtedness": as to any Person, at a particular time, (a) indebtedness for borrowed money or for the deferred purchase price of property or services in respect of which such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which such Person otherwise assures a creditor against loss, (b) obligations under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases in respect of which obligations such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person assures a creditor against loss, (c) obligations of such Person to purchase or repurchase accounts receivable, chattel paper or other payment rights sold or assigned by such Person, and (d) indebtedness or obligations of such Person under or with respect to letters of credit, notes, bonds or other debt instruments, but (e) excluding Indebtedness constituting trade payables incurred by Borrower in the ordinary course of business.

      "Indenture": the Senior Notes Indenture and the Senior Discount Notes Indenture.

      "Initial Payment Date": either a Tranche 1, Tranche 2, Tranche 3 or Tranche 4 Initial Payment Date.

      "Interest Payment Date": either a Tranche 1, Tranche 2, Tranche 3 or Tranche 4 Interest Payment Date.

      "Interest Rate": either a Tranche 1, Tranche 2, Tranche 3 or Tranche 4 Interest Rate, in each case as defined in Schedule 2.02 hereto.

      "Landlord Consent": a consent substantially in the form of Exhibit E hereto or in other form acceptable to Lender, to be executed by the owner/landlord, sublessor and/or licensor

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

(including carriers) of any real property where any of the Collateral is to be located.

      "Law": any law (including common law), constitution, statute, regulation, rule, ordinance, order, injunction, writ, decree or award of any governmental body or court of competent jurisdiction or of any arbitrator (including but not limited to ERISA, the Code, the UCC, any applicable tax law, product safety law, occupational safety or health law, Communications Law, Environmental Law and/or securities laws).

      "Lender's Expenses": as defined in Section 2.10 hereof.

      "Lien": any mortgage, pledge, hypothecation, lien (statutory or other), judgment lien, security interest, security agreement, charge or other encumbrance, or other security arrangement of any nature whatsoever, including, without limitation, any installment contract, conditional sale or other title retention arrangement, any sale of accounts receivable or chattel paper, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and the filing of any financing statement under the UCC or comparable law of any jurisdiction.

      "Loan": Any loan made pursuant to the Tranche 1 Commitment, the Tranche 2 Commitment, the Tranche 3 Commitment, or the Tranche 4 Commitment .

      "Loan Documents": a collective reference to this Agreement, each Note, the Guaranty, the Security Documents, and all other documents, instruments, agreements and certificates evidencing or securing any advance hereunder or any obligation for the payment or performance thereof and/or executed and delivered in connection with any of the foregoing.

      "Mandatory Optional Prepayments: as defined in Section 2.04(b) hereof.

      "Material Adverse Effect" or "Material Adverse Change": a material adverse effect on, or material adverse change in, (i) the business, operations or financial condition of Destia and its Subsidiaries taken as a whole, (ii) the ability of Destia to perform its obligations under this Loan Agreement, any Note, or the other Loan Documents, or (iii) the Lender's ability to enforce the rights and remedies granted under this Agreement or the other Loan Documents, in all cases whether attributable to a single circumstance or event or an aggregation of circumstances or events.

      "Merger": the proposed merger of Destia with a subsidiary of Viatel, Inc. pursuant to the Agreement and Plan of Merger, dated August 27, 1999 and related transactions.

      "Note": collectively, the Tranche 1 Note, the Tranche 2 Note, the Tranche 3 Note, the Tranche 4 Note and any other promissory notes issued by a Borrower to Lender pursuant to this Agreement, and all extensions, renewals, modifications, replacements, amendments,

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------
restatements and refinancings thereof.

      "NTI": Northern Telecom Inc., a Delaware corporation.

      "NTI Equipment": the equipment and licensed or sub-licensed software manufactured or supplied by NTI to a Borrower with respect to which Advances hereunder are used directly or indirectly to finance the acquisition cost there at any time pursuant to the NTI Purchase Agreement or any purchase order issued by a Borrower to NTI, including installation and construction services provided by NTI pursuant thereto.

      "NTI Purchase Agreement": the NTI Purchase Agreement identified on
Schedule 4.31 hereto, together with any amendments or supplements thereto, and any other purchase agreement between NTI and a Borrower and all purchase orders and invoices issued pursuant thereto, all as approved by Lender.

      "Obligations": all Domestic Borrower Obligations and Foreign Borrower Obligations.

      "Organizational Documents": with respect to a corporation, the articles of incorporation and by-laws of such corporation; with respect to a partnership, the certificate of partnership (or limited partnership, as applicable) and partnership agreement, together with the analogous documents for any corporate or partnership general partner; with respect to a limited liability company, the articles of organization and operating agreement of such limited liability company; and in any case, any other document governing the formation and conduct of business by such entity, in each case as may be in effect from time to time.

      "Original Loan Agreement": that certain Second Amended and Restated Equipment Loan and Security Agreement, dated as of January 28, 1998 as amended and modified to the date hereof, between and among Destia, DNS, ECONOphone GmbH, and Lender, amending and restating that certain Equipment Loan and Security Agreement dated as of May 28, 1996 between Destia and Lender, as first amended by that certain Letter Agreement dated as of November 18, 1996 extending the funding date, and as subsequently amended and restated and joined in by DNS. as of March 27, 1997, and further amended by that First Amendment to Amended and Restated Equipment Loan and Security Agreement dated as of April 24, 1997, by that Second Amendment to Amended and Restated Equipment Loan and Security Agreement dated as of June 26, 1997, by that Third Amendment to Amended and Restated Equipment Loan and Security Agreement, dated as of August 7, 1997 and by that Fourth Amendment to Amended and Restated Loan and Security Agreement, dated as of December 31, 1997.

      "Original Minimum Revenue Projection Table": the table of projections for Destia's minimum revenues set forth in Table 1, attached to Schedule 6.02.

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

      "Owners": all presently existing and future shareholders of Borrower and all other Persons with ownership interests in Borrower.

      "Payment Date": as defined on Schedule 2.02 hereto.

      "Payment Schedule": either the Tranche 1, Tranche 2, Tranche 3 or Tranche 4 Payment Schedule.

      "PBGC": the Pension Benefit Guaranty Corporation established under Title IV of ERISA or any other governmental agency, department or instrumentality succeeding to its functions.

      "Permits": all consents, licenses, notices, approvals, authorizations, filings, orders, registrations, and permits required by any Governmental Authority for the construction and operation of the Equipment (excluding Regulatory Authorizations), issued or obtained as and when required in accordance with all Requirements of Law.

      "Permitted Encumbrances": the Liens permitted under Section 8.02 hereof.

      "Permitted Investments": (a) direct obligations of, or obligations for the timely payment of the principal of and interest of which is fully and unconditionally guaranteed by, the United States of America, (b) certificates of deposits of national or state banks, certificates of deposit of federal savings and loan associations and state building and loan associations which deposits are fully insured by the Federal Deposit Insurance Corporation; (c) bankers acceptances drawn on and accepted by commercial banks having a combined capital and surplus of not less than $100,000,000 and rated "Aa" or higher by Moody's Investor Service, and "AA" or higher by Standard & Poors Corporation; (d) obligations of any agency or instrumentality of the United States of America that are backed by the full faith and credit of the United States of America;
(e) notes or commercial paper (of entities other than Borrower or related entities) rated in either of the two highest rating categories by Moody's Investors Services and Standard & Poors Corporation; (f) repurchase agreements with banking or financial institutions having a combined capital and surplus of not less than $100,000,000, with respect to and fully secured by obligations described in (a) or (d) above, and rated "Aa" or higher by Moody's Investors Service and "AA" or higher by Standard & Poors Corporation; (g) money market mutual funds which invest solely in investments meeting the criteria of Permitted Investments; and (h) during the High Yield Period, Temporary Cash Investments, as such term is defined in the respective Indentures as each exists on the date hereof.

      "Person": an individual, corporation, limited liability company, partnership, business or other trust, unincorporated association, joint venture, joint-stock company, Governmental Authority or any other entity.

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

      "Plan": any employee pension benefit plan to which Section 4021 of ERISA applies and (i) which is maintained for employees of Destia or (ii) to which Destia made, or was required to make, contributions at any time within the preceding five (5) years.

      "Proceeds": as defined in Section 3.01 hereof.

      "Public Equity Offering": an underwritten primary public offering of common stock of Destia pursuant to an effective registration statement under the Securities Act of 1933.

      "Public Market": (i) a Public Equity Offering has been consummated and
(ii) at least 15% of the total issued and outstanding Common Stock of Destia has been distributed by means of an effective registration statement under the Securities Act of 1933 or sales pursuant to Rule 144 under the Securities Act of 1933.

      "PUC": the public utilities commission for the state or any other jurisdiction in which the Borrower operates its telecommunications business or any portion of the Equipment is located, or any successor agency, and any successor, in whole or in part, to its functions or jurisdictions, and any other Persons specified as such on Schedule 1 hereto.

      "Regulatory Authorizations": all approvals, authorizations, licenses, filings, notices, registrations, consents, permits, exemptions, registrations, qualifications, designations, declarations, or other actions or undertakings now or hereafter made by, to or in respect of any telecommunications governmental or other regulatory authority, including, without limitation, any certificates of public convenience and all grants, approvals, licenses, filings and registrations from or to the FCC or PUC or under any Communications Law necessary in order to enable Destia or its Subsidiaries to own, construct, maintain and operate the Equipment, and any authorizations specified on Schedule 1 hereto.

      "Regulatory Event": any of the following events: (i) Lender becomes subject to regulation as a "carrier," a "telephone company," a "common carrier," a "public utility" or otherwise under any applicable law or governmental regulation, federal, state or local, solely as a result of the consummation of the transactions contemplated by this Agreement and the other Loan Documents, or
(ii) Destia or any Subsidiary becomes subject to regulation by any Governmental Authority in any way that is materially different from the regulation existing at the Tranche 3 Closing Date and that could materially adversely affect Destia's ability to perform its material obligations under the Loan Documents or Lender's rights thereunder or the Collateral, or (iii) the FCC or PUC issues an order revoking, denying or refusing to renew, or recommending the revocation, denial or non-renewal of, any material Regulatory Authorization.

      "Reportable Event": (i) a reportable event described in Section 4043 of ERISA and

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------
regulations thereunder, (ii) a withdrawal by a substantial employer from a Plan to which more than one employer contributes, as referred to in Section 4063(b) of ERISA, or (iii) a cessation of operations at a facility causing more than twenty percent (20%) of Plan participants to be separated from employment, as referred to in Section 4062(f) of ERISA.

      "Required Consents": the Governmental Authority approvals or consents of other Persons required with respect to the Borrower's execution, delivery and performance of this Agreement and the other Loan Documents, as described in
Section 4.04 hereto.

      "Requirement of Law": as to any Person, the Organizational Documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its properties or transactions or to which such Person or any of its property or transactions is subject, including without limitation, all applicable common law and equitable principles, all provisions of all applicable state and federal constitutions, statutes, rules, regulations and orders of governmental bodies, all Permits or Regulatory Authorizations issued to Destia or its Subsidiaries, all Communications Laws, and all Environmental Laws.

      "Responsible Officer": with respect to a corporation, its President or any Vice President or Treasurer; with respect to a partnership, its general partner (or the President, any Vice President or Treasurer of any corporate general partner, as applicable); with respect to a limited liability company, a member or manager (or the President, any Vice President or Treasurer of any corporate member or manager), or the President or any Vice President of any other Person.

      "Restricted Subsidiary": means any Subsidiary of Destia other than an Unrestricted Subsidiary.

      "Security Documents": this Agreement, the Consents, all financing statements, all documents and instruments executed and/or delivered by or on behalf of any Borrower in favor of Lender granting and perfecting liens and security interests on NTI Equipment and related Software to be installed in the United Kingdom, Belgium, France, the Netherlands, Germany, Switzerland and such other locations outside the United States as Lender may approve and any other documents granting, evidencing, or perfecting any security interest or Lien with respect to or securing any of the Obligations.

      "Senior Discount Notes Indenture": that certain Indenture, as may be amended, dated as of February 18, 1998, between the Borrower and The Bank of New York as trustee, pursuant to which Borrower's Senior Discount Notes are issued.

      "Senior Notes Indenture": that certain Indenture, as may be amended, dated as of July 1, 1997, between the Borrower and The Bank of New York as trustee, pursuant to which

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

Borrower's Senior Notes are issued.

      "Site(s)": any of the sites where Equipment is or is to be located.

      "Software" and "Software Licenses": any software now or hereafter owned by, or licensed to, a Borrower or any of its Subsidiaries or with respect to which Destia or any of its Subsidiaries has or may have license or use rights.

      "Subsidiary": as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company, or other entity, are at the time owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of Destia.

      "Subordination Agreement": one or more subordination agreements reasonably acceptable to Lender.

      "Subordinated Indebtedness": Indebtedness of any Borrower for money borrowed for the use of such Borrower, payment of which is fully subordinated to the payment of all Foreign Borrower Obligations or Domestic Borrower Obligations, as applicable, upon terms and provisions set forth in a Subordination Agreement.

      "System": Destia's complete telecommunications network or system constructed and/or operated by Destia and its Subsidiaries, of which the Equipment forms a part.

      "Tranche 1 Closing Date": as defined in Schedule 2.02 hereto.

      "Tranche 2 Closing Date": as defined in Schedule 2.02 hereto.

      "Tranche 3 Closing Date": as defined in Schedule 2.02 hereto.

      "Tranche 4 Closing Date": as defined in Schedule 2.02 hereto.

      "Tranche 1 Commitment": as defined in Section 2.01 hereof.

      "Tranche 2 Commitment": as defined in Section 2.01 hereof.

      "Tranche 3 Commitment": as defined in Section 2.01 hereof.

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

      "Tranche 4 Commitment": as defined in Section 2.01 hereof.

      "Tranche 1 Financing Termination Date": as defined in Schedule 2.02 hereto.

      "Tranche 2 Financing Termination Date": as defined in Schedule 2.02 hereto.

      "Tranche 3 Financing Termination Date": as defined in Schedule 2.02 hereto.

      "Tranche 4 Financing Termination Date": as defined in Schedule 2.02 hereto.

      "Tranche 1 First Borrowing Date": the date of the first borrowing by Borrower hereunder for Advances made prior to the Tranche 2 Closing Date.

      "Tranche 2 First Borrowing Date": the date of the first borrowing by Borrower hereunder for Advances made on or after the Tranche 2 Closing Date, but before the Tranche 3 Closing Date.

      "Tranche 3 First Borrowing Date": With respect to each Borrower, the date of the first borrowing by such Borrower hereunder for Advances made on or after the Tranche 3 Closing Date, but before the Tranche 4 Closing Date..

      "Tranche 4 First Borrowing Date": With respect to each Borrower, the date of the first borrowing by such Borrower hereunder for Advances made on or after the Tranche 4 Closing Date.

      "Tranche 1 Initial Payment Date": as defined on Schedule 2.02 hereto.

      "Tranche 2 Initial Payment Date": as defined on Schedule 2.02 hereto.

      "Tranche 3 Initial Payment Date": as defined on Schedule 2.02 hereto.

      "Tranche 4 Initial Payment Date": as defined on Schedule 2.02 hereto.

      "Tranche 1 Interest Payment Date": as defined on Schedule 2.02 hereto.

      "Tranche 2 Interest Payment Date": as defined on Schedule 2.02 hereto.

      "Tranche 3 Interest Payment Date": as defined on Schedule 2.02 hereto.

      "Tranche 4 Interest Payment Date": as defined on Schedule 2.02 hereto.

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

      "Tranche 1 Interest Rate": as defined in Schedule 2.02 hereto.

      "Tranche 2 Interest Rate": as defined in Schedule 2.02 hereto.

      "Tranche 3 Interest Rate": as defined in Schedule 2.02 hereto.

      "Tranche 4 Interest Rate": as defined in Schedule 2.02 hereto.

      "Tranche 1 Maturity Date": the date defined on Schedule 2.02 hereto, on which all principal, interest, premium, expenses, fees, penalties and other amounts due under the Tranche 1 Note shall be finally due and payable.

      "Tranche 2 Maturity Date": the date defined on Schedule 2.02 hereto, on which all principal, interest, premium, expenses, fees, penalties and other amounts due under the Tranche 2 Note shall be finally due and payable.

      "Tranche 3 Maturity Date": the date defined on Schedule 2.02 hereto, on which all principal, interest, premium, expenses, fees, penalties and other amounts due under the Tranche 3 Note shall be finally due and payable.

      "Tranche 4 Maturity Date": the date defined on Schedule 2.02 hereto, on which all principal, interest, premium, expenses, fees, penalties and other amounts due under the Tranche 4 Note shall be finally due and payable.

      "Tranche 1 Note": that certain amended and restated promissory note in the original principal amount of up to $2,000,000 dated as of November 5, 1999, executed by the Domestic Borrowers as joint and several obligors, amending and restating that certain promissory note dated as of May 28, 1996 in the original principal amount of up to $2,000,000 executed by Destia in favor of Lender, and any other promissory notes evidencing loans under the Tranche 1 Commitment, and all extensions, renewals, modifications, replacements, amendments, restatements and refinancings thereof.

      "Tranche 2 Note": that certain amended and restated promissory note in the original principal amount of $3,000,000 dated as of November 5, 1999, executed by the Borrowers as joint and several obligors amending and restating that certain promissory note dated as of March 27, 1997 in the original principal amount of $3,000,000 executed by Destia and by DNS as joint and several obligors in favor of Lender, and any other promissory notes evidencing loans under the Tranche 2 Commitment, and all extensions, renewals, modifications, replacements, amendments, restatements and refinancings thereof.

      "Tranche 3 Domestic Borrowing Note": that certain amended and restated promissory note in the original principal amount of $19,000,000 dated as of November 5, 1999, executed

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------
by the Domestic Borrowers as joint and several obligors amending and restating that certain promissory note dated as of January 28, 1998 in the original principal amount of up to $19,000,000 executed by Destia, in favor of Lender, and any other promissory notes evidencing loans under the Tranche 3 Commitment, and all extensions, renewals, modifications, replacements, amendments, restatements and refinancings thereof.

      "Tranche 3 Foreign Borrowing Note": that certain amended and restated promissory note in the original principal amount of up to $19,000,000 dated as of November 5, 1999, executed by the Borrowers as joint and several obligors amending and restating that certain promissory note dated as of September 25, 1998 in the original principal amount of $15,718,490.20 executed by DNS, in favor of Lender, and that certain promissory note dated as of December 31, 1998 in the original principal amount of $15,718,490.20 executed by Econophone GmbH, in favor of Lender and any other promissory notes evidencing loans under the Tranche 3 Commitment, and all extensions, renewals, modifications, replacements, amendments, restatements and refinancings thereof.

      "Tranche 3 Note(s)": a Tranche 3 Domestic Borrowing Note and/or a Tranche 3 Foreign Borrowing Note.

      "Tranche 4 Domestic Borrowing Note": that certain promissory note in the original principal amount of up to $25,000,000 dated as of November 5, 1999, executed by the Domestic Borrowers as joint and several obligors in favor of Lender, and any other promissory notes evidencing loans under the Tranche 4 Commitment, and all extensions, renewals, modifications, replacements, amendments, restatements and refinancings thereof.

      "Tranche 4 Foreign Borrowing Note": that certain promissory note in the original principal amount of up to $25,000,000 dated as of November 5, 1999, executed by the Borrowers as joint and several obligors in favor of Lender, and any other promissory notes evidencing loans under the Tranche 4 Commitment, and all extensions, renewals, modifications, replacements, amendments, restatements and refinancings thereof.

      "Tranche 4 Note(s)": a Tranche 4 Domestic Borrowing Note and/or a Tranche 4 Foreign Borrowing Note.

      "Tranche 1 Payment Schedule": as defined on Schedule 2.02 hereto.

      "Tranche 2 Payment Schedule": as defined on Schedule 2.02 hereto.

      "Tranche 3 Payment Schedule": as defined on Schedule 2.02 hereto.

      "Tranche 4 Payment Schedule": as defined on Schedule 2.02 hereto.

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

      "UCC": the Uniform Commercial Code as the same may from time to time be in effect in the State of New York, or the Uniform Commercial Code of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral.

      "Unrestricted Subsidiary": (i) any Subsidiary of Destia that at the time of determination shall be designated an Unrestricted Subsidiary by the board of directors of Destia in the manner provided below and (ii) any Subsidiary of an Unrestricted Subsidiary. The board of directors of Destia may designate any Restricted Subsidiary (including any newly acquired or newly formed Subsidiary of Destia) to be an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, Destia or any Restricted Subsidiary; provided that (A) any Guarantee by Destia or any Restricted Subsidiary of any Indebtedness of the Subsidiary being so designated shall be deemed an "Incurrence" of such Indebtedness and an "Investment" by Destia or such Restricted Subsidiary (or both, if applicable) at the time of such designation; (B) either (I) the Subsidiary to be so designated has total assets of $1,000 or less or (II) if such Subsidiary has assets greater than $1,000, such designation would be permitted under Section 4.04 of the respective Indentures as each exists on the date hereof and (C) if applicable, the Incurrence of Indebtedness and the Investment referred to in clause (A) of this proviso would be permitted under Sections 4.03 and 4.04 of the respective Indentures as each exists on the date hereof. The board of directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that immediately after giving effect to such designation (x) all Liens and Indebtedness of such Unrestricted Subsidiary outstanding immediately after such designation would, if Incurred at such time, have been permitted to be incurred for all purposes of the Indentures and (y) no Default or Event of Default shall have occurred and be continuing. Any such designation by the Board of Directors shall be evidenced to the Lender by notifying the Lender promptly after notifying the Trustee under the Indentures and by providing the Lender a copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions. Capitalized terms used in this definition which are defined in the Indentures shall have the meanings assigned to them in the respective Indentures as each exists on the date hereof. In the event of a conflict between the Indentures, the Senior Indenture shall govern.

      "Year 2000 Problem": any significant risk that any Borrower's computer hardware, software or equipment containing embedded microchips essential to the business or operations of Destia will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively and reliably as in the case of times or time periods occurring before January 1, 2000, including the making of leap year calculations.

      "Wholly Owned": with respect to any Subsidiary of any Person, the ownership of all of the outstanding Capital Stock of such Subsidiary (other than any director's qualifying shares or Investments by foreign nationals mandated by applicable law) by such Person or one or more Wholly Owned Subsidiaries of such Person. Capitalized terms used in this definition

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                                      -26-
which are defined in the Indenture shall have the meanings assigned to them in the respective Indentures as each exists on the date hereof.

      1.02. Accounting Principles; Subsidiaries. Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), consistently applied, and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP. If at any time Borrower has any Subsidiaries, all accounting and financial terms herein shall be deemed to include references to consolidated and consolidating principles.

      1.03. UCC Terms. Except as otherwise provided herein, terms used in this Agreement that are defined in the UCC shall have the same meanings herein.

      1.04. General Construction; Captions. All definitions and other terms used in this Agreement shall be equally applicable to the singular and plural forms thereof, and all references to any gender shall include all other genders. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified. The captions and table of contents in this Agreement and the other Loan Documents are for convenience only, and in no way limit or amplify the provisions hereof.

      1.05. References to Documents and Laws. All defined terms and references in this Agreement or the other Loan Documents with respect to any agreements, notes, instruments, certificates or other documents shall be deemed to refer to such documents and to any amendments, modifications, renewals, extensions, replacements, restatements, substitutions and supplements of and to such documents. All references to statutes and related regulations shall include any amendments thereof and any successor statutes and regulations.

                                ARTICLE 2: LOANS

      2.01. Commitment. (a) Subject to the terms and conditions herein provided, and so long as no Event of Default has occurred and is continuing hereunder, Lender agrees to lend to the Borrowers, from time to time from and after the Tranche 1 Closing Date and before the Tranche 1 Financing Termination Date, an aggregate principal amount not to exceed the amount set forth on Schedule 2.01 hereto as the maximum principal amount (the "Tranche 1 Commitment"), solely for the purpose set forth on Schedule 2.01.

      (b) Subject to the terms and conditions herein provided, and so long as no Event of

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                                      -27-
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Default has occurred and is continuing hereunder, Lender agrees to lend to the
Borrowers, from time to time from and after the Tranche 2 Closing Date and before the Tranche 2 Financing Termination Date, an aggregate principal amount not to exceed the amount set forth on Schedule 2.01 hereto as the maximum principal amount (the "Tranche 2 Commitment"), solely for the purpose set forth on Schedule 2.01.

      (c) Subject to the terms and conditions herein provided, and so long as no Event of Default has occurred and is continuing hereunder, Lender agrees to lend to the Borrowers, from time to time from and after the Tranche 3 Closing Date and before the Tranche 3 Financing Termination Date, an aggregate principal amount not to exceed the amount set forth on Schedule 2.01 hereto as the maximum principal amount (the "Tranche 3 Commitment"), solely for the purpose set forth on Schedule 2.01.

      (d) Subject to the terms and conditions herein provided, and so long as no Event of Default has occurred and is continuing hereunder, Lender agrees to lend to the Borrowers, from time to time from and after the Tranche 4 Closing Date and before the Tranche 4 Financing Termination Date, an aggregate principal amount not to exceed the amount set forth on Schedule 2.01 hereto as the maximum principal amount (the "Tranche 4 Commitment"), solely for the purpose set forth on Schedule 2.01.

      2.02. Note and Payment Terms.

            (a) Promissory Note. The Loans shall be evidenced by one or more Notes substantially in the form of Exhibit A hereto, with appropriate insertions. Each Note shall be executed by the applicable Borrower, payable to the order of Lender, and shall evidence the obligation of such Borrower to repay all principal amounts advanced under or pursuant to this Agreement, together with interest and all other amounts due thereunder.
      (i) All Loans made under the Tranche 1 Commitment ("Tranche 1 Loans") shall be evidenced by the Tranche 1 Note, and all such Tranche 1 Loans shall have a stated maturity that is the Tranche 1 Maturity Date, and will bear interest at the Tranche 1 Interest Rate from and including the borrowing date of such Tranche 1 Loan until such Tranche 1 Loan or any amount thereof is paid in full (whether on the Tranche 1 Maturity Date, by acceleration or otherwise). (ii) All Loans made under the Tranche 2 Commitment ("Tranche 2 Loans") shall be evidenced by the Tranche 2 Note, and all such Tranche 2 Loans shall have a stated maturity that is the Tranche 2 Maturity Date, and will bear interest at the Tranche 2 Interest Rate from and including the Tranche 2 First Borrowing Date until Tranche 2 Note or any amount thereof is paid in full (whether on the Tranche 2 Maturity Date, by acceleration or otherwise). (iii) All Loans made pursuant to the Tranche 3 Commitment ("Tranche 3 Loans") shall be evidenced by the Tranche 3 Notes which will have a stated maturity that is the Tranche 3 Maturity Date, and bear interest at the Tranche 3 Interest Rate from and including the borrowing date of such Tranche 3 Loan until such Tranche 3

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                                      -28-

      Loan or any amount thereof is paid in full (whether on the Tranche 3 Maturity Date, by acceleration or otherwise). (iv) All Loans made pursuant to the Tranche 4 Commitment ("Tranche 4 Loans") shall be evidenced by the Tranche 4 Notes which will have a stated maturity that is the Tranche 4 Maturity Date, and bear interest at the Tranche 4 Interest Rate from and including the borrowing date of such Tranche 4 Loan until such Tranche 4 Loan or any amount thereof is paid in full (whether on the Tranche 4 Maturity Date, by acceleration or otherwise). All schedules attached to any Note shall be deemed a part thereof. Any such schedule may be amended by Lender from time to time to reflect changes in the amounts includable thereon, but the failure to attach or amend any schedule shall not diminish the obligation of the applicable Borrower to repay all amounts due hereunder or on any Note.

            (b) Interest Payments. Interest shall continue to accrue on the principal amount outstanding on any Note at the applicable Interest Rate and shall be payable, in arrears, on each applicable Interest Payment Date. Interest shall not accrue with respect to principal that is repaid on any date if such principal shall have been repaid prior to 1:00 p.m., New York time, on such date. All accrued interest shall be payable, in arrears, with the principal payments described below.

            (c) Principal Payments. (i) All Tranche 1 Loans are term loans and all principal amounts due with respect to Tranche 1 Loans shall be payable in installments in accordance with the Tranche 1 Payment Schedule set forth on Schedule 2.02 hereto, commencing on the Tranche 1 Initial Payment Date and on each Payment Date thereafter until the Tranche 1 Maturity Date. The amount of each such principal installment payment shall be calculated, at the outset, by taking the applicable percentage (as described on Schedule 2.02 hereto) of the amount of all principal amounts outstanding on the Tranche 1 First Borrowing Date; provided, however, that the principal payment amounts shall be recalculated by Lender each time Advances are made hereunder after the Tranche 1 First Borrowing Date but prior to the Tranche 2 Closing Date, based on the aggregate amount of all Advances made under the Tranche 1 Commitment at any time. Borrower and Lender understand that this payment schedule is intended to amortize fully the principal amount advanced under the Tranche 1 Commitment in equal monthly payments from the date of such Advance to the Tranche 1 Maturity Date and any other principal and interest amounts outstanding representing amounts owed under Advances made prior to the Tranche 2 Closing Date will be added to the final payment on the Tranche 1 Maturity Date. In any event, the entire outstanding principal amount of all Tranche 1 Loans and all accrued but unpaid interest and all other outstanding amounts due with respect thereto shall be paid on the Tranche 1 Maturity Date.

      (ii) All Tranche 2 Loans are term loans, and all principal amounts due with respect to the Tranche 2 Loans shall be payable in installments in accordance with the Tranche

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                                      -29-

      2 Payment Schedule set forth on Schedule 2.02 hereto, commencing on the Tranche 2 Initial Payment Date and on each Payment Date thereafter until the Tranche 2 Maturity Date. The amount of each such principal installment payment shall be calculated, at the outset, by taking the applicable percentage (as described on Schedule 2.02 hereto) of the amount of all principal amounts outstanding on the Tranche 2 First Borrowing Date; provided, however, that the principal payment amounts shall be recalculated by Lender each time Advances are made hereunder after the Tranche 2 Closing Date and before the Tranche 3 Closing Date, based on the aggregate amount of all Advances made under the Tranche 2 Commitment at any time. Borrower and Lender understand that this payment schedule is intended to amortize fully the principal amount advanced under the Tranche 2 Commitment in equal monthly payments from the date of such Advance to the Tranche 2 Maturity Date and any other principal and interest amounts outstanding representing amounts owed under Advances after the Tranche 2 Closing Date and before the Tranche 3 Closing Date will be added to the final payment on the Tranche 2 Maturity Date. In any event, the entire outstanding principal amount of all Tranche 2 Loans and all accrued but unpaid interest and all other outstanding amounts due with respect thereto shall be paid on the Tranche 2 Maturity Date.

      (iii) All Tranche 3 Loans are term loans, and all principal amounts due with respect to the Tranche 3 Loans shall be payable in installments in accordance with the Tranche 3 Payment Schedule set forth on Schedule 2.02 hereto, commencing on the Tranche 3 Initial Payment Date and on each Payment Date thereafter until the Tranche 3 Maturity Date. The amount of each such principal installment payment shall be calculated, at the outset, by taking the applicable percentage (as described on Schedule 2.02 hereto) of the amount of all principal amounts outstanding on the Tranche 3 First Borrowing Date; provided, however, that the principal payment amounts shall be recalculated by Lender each time Advances are made hereunder after the Tranche 3 Closing Date, based on the aggregate amount of all Advances made under the Tranche 3 Commitment at any time. Borrower and Lender understand that this payment schedule is intended to amortize fully the principal amount advanced under the Tranche 3 Commitment in equal monthly payments from the date of such Advance to the Tranche 3 Maturity Date and any other principal and interest amounts outstanding representing amounts owed under Advances after the Tranche 3 Closing Date will be added to the final payment on the Tranche 3 Maturity Date. In any event, the entire outstanding principal amount of all Tranche 3 loans and all accrued but unpaid interest and all other outstanding amounts due with respect thereto shall be paid on the Tranche 3 Maturity Date.

      (iv) All Tranche 4 Loans are term loans, and all principal amounts due with respect to the Tranche 4 Loans shall be payable in installments in accordance with the Tranche 4 Payment Schedule set forth on Schedule 2.02 hereto, commencing on the Tranche 4

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                                      -30-

      Initial Payment Date and on each Payment Date thereafter until the Tranche 4 Maturity Date. The amount of each such principal installment payment shall be calculated, at the outset, by taking the applicable percentage (as described on Schedule 2.02 hereto) of the amount of all principal amounts outstanding on the Tranche 4 First Borrowing Date; provided, however, that the principal payment amounts shall be recalculated by Lender each time Advances are made hereunder after the Tranche 4 Closing Date, based on the aggregate amount of all Advances made under the Tranche 4 Commitment at any time. Borrower and Lender understand that this payment schedule is intended to amortize fully the principal amount advanced under the Tranche 4 Commitment in equal monthly payments from the date of such Advance to the Tranche 4 Maturity Date and any other principal and interest amounts outstanding representing amounts owed under Advances after the Tranche 4 Closing Date will be added to the final payment on the Tranche 4 Maturity Date. In any event, the entire outstanding principal amount of all Tranche 4 Loans and all accrued but unpaid interest and all other outstanding amounts due with respect thereto shall be paid on the Tranche 4 Maturity Date.

            (d) Late Payments and Default Rate. Notwithstanding the foregoing, if a Borrower shall fail to pay within ten (10) days after the due date any principal amount or interest or other amount payable under this Agreement or under any Note, such Borrower shall pay to Lender, to defray the administrative costs of handling such late payments, an amount equal to interest on the amount overdue and unpaid, to the extent permitted under applicable law, at the Default Rate (instead of the applicable Interest Rate), from and including the due date until such overdue principal amount, interest or other unpaid amount is paid in full (both before and after judgment) whether or not any notice of default in the payment thereof has been delivered under Section 9.01 hereof. In addition, but without duplication, upon the occurrence and during the continuance of an Event of Default, all outstanding amounts hereunder shall bear interest at the Default Rate (instead of the Interest Rate) until such amounts are paid in full or such Event of Default is cured by a Borrower or is waived in writing by Lender.

            (e) Excess Interest. Notwithstanding any provision of any Note, this Agreement or any other Loan Document to the contrary, it is the intent of Lender and Borrowers that Lender or any subsequent holder of any Note shall never be entitled to receive, collect, reserve or apply, as interest, any amount in excess of the maximum rate of interest permitted to be charged by applicable Law, as amended or enacted from time to time. In the event Lender, or any subsequent holder of any Note, ever receives, collects, reserves or applies, as interest, any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated as such, or, if the principal indebtedness and all other amounts due are paid in full, any remaining excess funds shall immediately be applied to any other

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                                      -31-
      outstanding indebtedness of the applicable Borrower due to Lender, and if none is outstanding, shall be paid to the applicable Borrower. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the highest lawful rate, each Borrower and Lender shall, to the maximum extent permitted under applicable law, (a) exclude voluntary prepayments and the effects thereof as it may relate to any fees charged by Lender, and (b) amortize, prorate, allocate, and spread, in equal parts, the total amount of interest throughout the entire term of the indebtedness; provided that if the indebtedness is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence hereof exceeds the maximum lawful rate, Lender or any subsequent holder of any Note shall refund to the applicable Borrower the amount of such excess or credit the amount of such excess against the principal portion of the indebtedness, as of the date it was received, and, in such event, Lender shall not be subject to any penalties provided by any laws for contracting for, charging, reserving or receiving interest in excess of the maximum lawful rate.

      2.03. Procedures for Borrowing.

            (a) Timing of Advances. Advances shall not be made more than once per calendar month, and all Advances in any calendar month shall be made on the same Borrowing Date. Each Advance (other than the last Advance) shall be in an aggregate principal amount of not less than $25,000. No amounts may be borrowed under the Tranche 1, Tranche 2, Tranche 3 or Tranche 4 Commitment on or after the Financing Termination Date for such tranche. Lender is hereby authorized to retain from each Advance all amounts of Lender's Expenses that are accrued and unpaid and for which invoices have been sent to Destia at least five (5) Business Days before such Advance. In any event, all outstanding Lender's expenses consisting of legal fees, charges and expenses not paid prior to any Borrowing Date shall be paid before any Advance is made or concurrently with such Advance.

            (b) Borrowing Certificates. To request an Advance hereunder, a Borrower shall send to Lender, at least five (5) Business Days prior to the requested Borrowing Date, a completed Borrowing Certificate, along with invoices and such other supporting documentation as Lender may reasonably request. Lender is hereby authorized to add to any Borrowing Certificate all amounts payable by Borrower to Lender in respect of Lender's expenses consisting of legal fees, charges and expenses arising or incurred by Lender, to the extent such fees, charges and expenses have then been incurred or charged and may be paid from proceeds of the Loan.

            (c) Transmission of Advances. Advances shall be made by wire transfer to the account(s) specified in the applicable Borrowing Certificate, except that (i) proceeds of the Loans may be transmitted, at Lender's option, directly to an NTI

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                                      -32-
      account for payment of any unpaid NTI invoices, and (ii) Advances shall be transmitted to Borrower only to the extent that Borrower provides Lender with satisfactory evidence that the amount of such Advance has been paid to NTI or such other payee for a purpose permitted under Section 2.01. No further authorization shall be necessary for any such direct disbursements, and each such Advance shall satisfy pro tanto the obligations of the Lender under this Agreement.

            (d) Borrowing Dates. Advances shall be made by Lender on the Borrowing Date specified in the applicable Borrowing Certificate if all conditions for such Advance have been satisfied, or on such later Business Date as all conditions for such Advance shall have been satisfied, as reasonably determined by Lender.

            (e) Advances After Default. At its option, after the occurrence and continuance of a Default, Lender may but shall not be obligated to make advances of portions of the Loan proceeds to any Person (including without limitation NTI, suppliers, sub-contractors and materialmen) to whom Lender in good faith determines payment is due with respect to the Equipment, and any proceeds so disbursed by Lender shall be deemed disbursed as of the date on which the Person to whom payment is made receives the same. No further authorization from a Borrower shall be necessary to warrant such direct advances, and the execution of this Loan Agreement by Destia and borrowings hereunder by any Borrower shall, and hereby do, constitute an irrevocable authorization and power of attorney so to advance proceeds hereunder. All such Advances shall satisfy pro tanto the obligations of Lender hereunder and shall be secured by the Security Documents as fully as if made directly to such Borrower.

      2.04. Prepayments.

            (a) Voluntary Prepayments. Destia may, at its option, at any time, prepay and cause the other Borrowers to prepay the Loans, in whole but not in part, upon at least thirty (30) Business Days prior written notice to Lender specifying the date and amount of prepayment, plus the premium described below, and all accrued but unpaid interest thereon. Such notice shall be irrevocable and the principal amount shall be due and payable on the date specified together with accrued interest on the amount prepaid. Any such prepayment shall be subject to a prepayment premium equal to the sum of (i) the amount of additional interest (if any) that would have been payable by Borrowers under the Tranche 3 and Tranche 4 Loans had the Tranche 3 and Tranche 4 Rate Adjustment been fixed at three hundred ninety five basis (395) points during the entire term of the Tranche 3 and Tranche 4 Loans and not subject to adjustment as provided in Schedule 2.02, plus (ii) a percentage of the amount prepaid as follows: (1) with respect to prepayments of the Tranche 1, Tranche 2, and Tranche 3 Loans, three percent (3%) if the prepayment is made not more than one year after the

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                                      -33-

      Tranche 3 Closing Date; two percent (2%) if the prepayment is made more than one (1), but not more than two (2) years after the Tranche 3 Closing Date, one percent (1%) if the prepayment is made more than two (2), but not more than three (3) years after the Tranche 3 Closing Date, and zero percent (0%) if the prepayment is made more than three (3) years after the Tranche 3 Closing Date; and (2) with respect to prepayments of the Tranche 4 Loans, three percent (3%) if the prepayment is made not more than one year after the Tranche 4 First Borrowing Date; two percent (2%) if the prepayment is made more than one (1), but not more than two (2) years after the Tranche 4 First Borrowing Date, one percent (1%) if the prepayment is made more than two (2), but not more than three (3) years after the Tranche 4 First Borrowing Date, and zero percent (0%) if the prepayment is made more than three (3) years after the Tranche 4 First Borrowing Date. Amounts prepaid may not be reborrowed and shall be applied as provided in Section 2.04(c). Excess interest payments under Section 2.02(g) or prepayments made from insurance proceeds pursuant to Section
      6.03 or with any condemnation proceeds may be made in accordance with and subject to the terms, conditions and limitations hereof and shall not be subject to a prepayment premium.

            (b) Mandatory Optional Prepayment. Upon Lender's written demand, Destia shall, within ten (10) days of receipt thereof, immediately exercise its option to prepay the Loans in full, including all principal, premium, to the extent provided for in this Section 2.04(b), accrued interest and expenses (the "Mandatory Optional Prepayments"), if the Lender does not grant its consent to the Merger within ninety (90) days of the consummation of such Merger, provided that no prepayment premium shall be payable for amounts of Tranche 4 Loans prepaid under Section 2.04(b). In order to prepay the Loans pursuant to this Section 2.04(b), Destia shall, within ten (10) days of receipt of Lender's written demand that it exercise its option to prepay all Loans, prepay all Loans, together with accrued interest on the amount prepaid, together with a prepayment premium as follows: any such prepayment shall be subject to a prepayment premium equal to the sum of (i) the amount of additional interest (if any) that would have been payable by Borrowers under the Tranche 3 and Tranche 4 Loans had the Tranche 3 and Tranche 4 Rate Adjustment been fixed at three hundred ninety five basis (395) points during the entire term of the Tranche 3 and Tranche 4 Loans and not subject to adjustment as provided in
      Schedule 2.02, plus (ii) a percentage of the amount prepaid as follows:
      (1) with respect to prepayments of the Tranche 1, Tranche 2, and Tranche 3 Loans, three percent (3%) if the prepayment is made not more than one year after the Tranche 3 Closing Date; two percent (2%) if the prepayment is made more than one (1), but not more than two (2) years after the Tranche 3 Closing Date, one percent (1%) if the prepayment is made more than two
      (2), but not more than three (3) years after the Tranche 3 Closing Date, and zero percent (0%) if the prepayment is made more than three (3) years after the Tranche 3 Closing Date. Amounts prepaid may not be reborrowed and shall be applied as

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                                      -34-
      provided in Section 2.04(c).

            (c) Application of Prepayments. Any prepayments shall be applied first to interest, then to premium, then to expenses, and then to the installments of principal in reverse chronological order.

      2.05. Computation of Interest. Interest shall be calculated daily on the basis of a 360-day year for the actual days elapsed in the period during which it accrues.

      2.06. Payments. All payments and prepayments to be made in respect of principal, interest, prepayment premiums or other amounts due from any Borrower hereunder or under any Note shall be payable on or before 1:00p.m., Nashville time, on the day when due, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, and an action therefor shall immediately accrue. Such payments shall be made to Lender at Lender's office at 501 Corporate Centre Drive, Suite 600, Franklin, Tennessee 37067, or such other location specified in writing by Lender, in immediately available funds, without setoff, recoupment, counterclaims or any other deduction of any nature.

      2.07. Indemnity. Each Borrower hereby indemnifies Lender against any losses, claims, penalties, expenses, actions, suits, obligations, liabilities and Liens (and all costs and expenses, including reasonable attorneys' fees incurred in connection therewith), that Lender has sustained or incurred or may sustain or incur in connection with any of the Collateral, or the enforcement, performance or administration of the Loan Documents, or as a consequence of any default by any Borrower in the performance or observance of any covenant or condition contained in this Agreement or the Loan Documents, including without limitation, the breach of any representation or warranty, any failure of any Borrower to pay when due (by acceleration or otherwise) any principal, interest, fee or any other amount due hereunder or under any Note, and any failure of any Borrower to comply with all applicable Requirements of Law (collectively, "Claims") except to the extent of any Claims caused solely by Lender's gross negligence or willful misconduct. Each Borrower's obligations under this Section
2.07 shall be part of the Obligations and shall be secured by the Collateral. Each Borrower agrees that upon written notice by Lender of the assertion of any Claims, the Borrowers shall, at Lender's option, either assume full responsibility for, or reimburse Lender for the reasonable costs and expenses of, the defense thereof. Lender shall have no liability for consequential or incidental damages of any nature. The provisions of this Section 2.07 shall survive the termination of this Agreement and payment of the Obligations.

      2.08. Use of Proceeds. The proceeds of the Advances hereunder shall be used by the Borrowers only for the purposes and in the amounts described in
Section 2.01 hereof, and no amounts repaid may be reborrowed.

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                                      -35-

      2.09. Fees. The Borrowers shall pay Lender the fees described on Schedule
2.09 hereto in connection with this Agreement.

      2.10. Lender's Expenses. Each Borrower agrees (a) to pay or reimburse Lender for all its reasonable costs, fees, charges and expenses incurred or arising in connection with the negotiation, review, preparation and execution of this Agreement, the Loan Documents, any commitment or proposal letter, or any amendment, supplement, waiver, modification to, or restructuring of this Agreement, the Obligations or the other Loan Documents, including, without limitation, reasonable outside counsel legal fees and disbursements, expenses, document charges and other charges and expenses of Lender, (b) to pay or reimburse Lender for all its reasonable costs, fees, charges and expenses incurred in connection with the administration of the Loans or the enforcement, protection or preservation of any rights under or in connection with this Agreement or any other Loan Documents, including, without limitation, reasonable outside counsel legal fees and disbursements, audit fees and charges, and all out-of-pocket expenses, (c) to pay, indemnify, and to hold Lender harmless from, any and all recording and filing fees and taxes and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes (excluding income and franchise taxes and taxes of similar nature), if any, which may be payable or determined to be payable in connection with the execution and delivery or recordation or filing of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement and the other Loan Documents. All of the amounts described in this Section are referred to collectively as the "Lender's Expenses," shall be payable upon Lender's demand, and shall accrue interest at the Interest Rate in effect when such demand is made from five (5) days after the date of demand until paid in full. All Lender's Expenses, and interest thereon, shall be part of the Obligations and shall be secured by the Collateral. The agreements in this Section 2.10 shall survive repayment of the Obligations. All Lender's Expenses that are outstanding on any Borrowing Date shall be paid before or with such advance. If a Borrower has not paid to Lender the amount of all Lender's Expenses billed to Destia at least five (5) Business Days before such Borrowing Date, Lender shall be authorized to retain from any Advance on such Borrowing Date the amount of such Lender's Expenses that remain unpaid. Each Borrower's obligation to pay Lender's Expenses shall not be limited by any limitation on the amount of the Commitment that may be designated as available for such purposes, and any amounts so designated shall be used to pay Lender's Expenses accrued at the time of any Advance before any of the legal fees or similar expenses of the Borrowers.

      2.11 Joint and Several Liability; Additional Subsidiaries. Each Foreign Borrower shall be jointly and severally liable, to the extent permitted under the corporate or other laws of such entity's jurisdiction of incorporation, for all Obligations hereunder arising from Advances to or for the benefit of any Foreign Borrower. All Domestic Borrowers shall be jointly and severally liable with all other Borrowers for all other Obligations hereunder. The undersigned Borrowers acknowledge and agree that: (i) future Domestic Borrowers and

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

Foreign Borrowers are required to become additional Borrowers under the Agreement without the consent of any other Borrower by execution by such Subsidiary of a form of the Annex A to the Schedule 1.01 of this Agreement; (ii) Lender is willing to extend certain credit to the undersigned Borrowers, subject to the terms and conditions set forth in the Agreement, including the condition that the undersigned Domestic Borrowers will be jointly and severally liable for the payment of all Indebtedness owed by Destia or any other Borrower to Lender under the Agreement and the condition that the undersigned Foreign Borrowers, to the extent permitted under the corporate or other laws of such entity's jurisdiction of incorporation, will be jointly and severally liable for the payment of all Indebtedness owed by any Foreign Borrower to Lender under the Agreement; (iii) without this condition of joint and several liability, Lender would not be willing to extend credit to any Borrower; and (iv) the undersigned Borrowers and other Subsidiaries of Destia which may become additional Borrowers under the Agreement are (or will be) related entities, and the undersigned Borrowers expect to increase their respective businesses, and to benefit directly and indirectly, through the use of the equipment to be acquired by it and the other Borrowers with the proceeds of the loans to be made pursuant to the Agreement. Destia shall cause each Person that becomes a Domestic Subsidiary of Destia (other than either (i) non-operating Domestic Subsidiaries of Destia or (ii) with the consent of Lender, not to be unreasonably withheld or delayed, Domestic Subsidiaries of Destia which are not Borrowers hereunder or do not own Collateral if Destia deems the requirement of becoming a Borrower to be unduly burdensome to, or to interfere in a material respect with such Domestic Subsidiary's business or operations) or that becomes a Foreign Borrower after the date of this Agreement to become a Borrower hereunder by executing a form of Annex which is Annex A to Schedule 1.01 of this Agreement and provide the information required to be set forth in Schedule 1.01(b) hereto, and if required by Lender cause the delivery of an opinion of legal counsel to Destia and such additional Subsidiary dated the date of the execution of the form of the Annex A to Schedule 1.01 in form and substance satisfactory to Lender and such other documents as the Lender may request, including but not limited to a certificate of a responsible officer of such Subsidiary as to the authority of such Subsidiary to execute, deliver and perform this Agreement and all Notes and as to the incumbency and signature of the officer or officers signing Borrowing Certificates and Notes.

      2.12 Taxes. (a) Any and all payments by any Borrower hereunder or under the Notes executed by such Borrower shall be made, in accordance with Section 2.12, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of Lender Party, taxes that are imposed on its net income by the United States and taxes that are imposed on its net income (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction under the laws of which Lender is organized or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments hereunder or under the Notes being hereinafter referred to as "Taxes"). If any Borrower shall be required by law to deduct any

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

Taxes from or in respect of any sum payable hereunder or under any Note executed by such Borrower to Lender, (i) the sum payable by such Borrower shall be increased as may be necessary so that after such Borrower and Lender have made all required deductions (including deductions applicable to additional sums payable under this Section 2.12) Lender Party receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make all such deductions and (iii) such Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

      (b) In addition, each Borrower shall pay any present or future stamp, documentary, excise, property or similar taxes, charges or levies that arise from any payment made hereunder or under the Notes executed by such Borrower or from the execution, delivery or registration of, performance under, or otherwise with respect to, this Agreement or the Notes executed by such Borrower (hereinafter referred to as "Other Taxes").

      (c) Each Borrower shall jointly and severally indemnify Lender for and hold it harmless against the full amount of Taxes and Other Taxes, and for the full amount of taxes of any kind imposed by any jurisdiction on amounts payable under this Section imposed on or paid by such Lender and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date Lender makes written demand therefor.

      (d) Within 30 days after the date of any payment of Taxes, the Borrower shall furnish to Lender, at its address referred to above, the original or a certified copy of a receipt evidencing such payment.

      (e) In the event that Lender determines in its reasonable discretion, that it has actually and finally realized a refund of or credit for taxes withheld or paid pursuant to this Section, which credit or refund is identifiable by Lender as being a result of taxes withheld in connection with sums payable hereunder or under any other Loan Document, Lender shall promptly notify such Borrower and shall remit to such Borrower, the amount of such refund or credit allocable to payments made hereunder or under the other Loan Documents; provided, however, that in the event of any subsequent disallowance of any such refund or credit on account of which Lender has made a payment pursuant to this paragraph, the amount so disallowed shall be deemed to be a Tax (notwithstanding any exclusions in the definition of "Taxes") for which Lender shall be entitled to indemnification under of this Section, but only to the extent of any payment by such Lender Party pursuant to this paragraph.

                  ARTICLE 3: COLLATERAL AND SECURITY AGREEMENT

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

      3.01. Grant of Security Interest. As security for the Obligations, in the case of Domestic Borrowers, and for the Foreign Borrower Obligations in the case of Foreign Borrowers, each Borrower (as debtor) hereby assigns to Lender as collateral, and grants to Lender (as secured party), a continuing security interest in and to, all of the Borrower's right, title and interest in and to the following kinds and types of property, whether now owned or hereafter acquired or arising, wherever located, together with all substitutions therefor and all accessions, replacements and renewals thereof, and in all proceeds and products thereof (collectively, the "Collateral"):

            (a) All the NTI Equipment, all third party equipment, including all replacements and expansions, financed by Lender and any and all additions, substitutions, and replacements to or of any of the foregoing, together with all attachments, components, parts, improvements, upgrades, and accessions installed thereon or affixed thereto (collectively, "Equipment") and each Borrower's rights under the NTI Purchase Agreement;

            (b) All (i) general intangibles and intangible property constituting part of, or provided by or through NTI in connection with, the Equipment and (ii) general intangibles and intangible property constituting part of, or provided by or through NTI in connection with, the System which is necessary for the proper operation of the Equipment by a Person other than such Borrower, including in clauses (i) and (ii) without limitation, insurance policies, licenses, license rights, rights in intellectual property, software, software licenses, computer programming (including source codes, object codes and all other embodiments of computer programming or information), refunds, warranties and indemnification rights, and all amounts owed at any time to such Borrower by Lender or NTI, but excluding any general intangibles or intangible property not financed by Lender that is used by any Borrower in its business for a purpose exclusive of the operation of the Equipment (collectively, "General Intangibles"); and

            (c) All proceeds and products of any of the foregoing, including without limitation (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Borrower from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to such Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of governmental authority), and (iii) any and all cash proceeds and non-cash proceeds in the form of equipment, inventory, contracts, accounts, general intangibles, chattel paper, documents, instruments, securities, or other proceeds (collectively, "Proceeds").

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

      3.02. Priority of Security Interests. The security interests granted by the Borrowers to Lender are and shall be continuing and indefeasible security interests in the Collateral, subject to no Liens except for Liens permitted under Section 8.02 hereof.

      3.03. Further Documentation; Pledge of Instruments. At any time and from time to time, upon the written request of the Lender, and at the sole expense of the applicable Borrower, each Borrower shall promptly execute, deliver and record any documents, instruments, agreements and amendments, and take all such further action, as the Lender may reasonably deem desirable in obtaining the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing statements or amendments under the UCC. The Borrowers also hereby authorize the Lender, during the existence of an Event of Default or Default, to file any such financing statement or amendment thereto, without the signature of the applicable Borrower, or with a copy or telecopy of the Borrower's signature, to the extent permitted by applicable law, or to execute any financing statement or amendment thereof on behalf of the applicable Borrower as such Borrower's attorney-in-fact. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument or any certificated securities, such note, instrument or certificate shall be immediately pledged and delivered to the Lender hereunder, duly endorsed in a manner satisfactory to the Lender.

      3.04. Further Identification of Collateral. Each Borrower shall furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail.

      3.05. Remedies. Lender shall have all the rights and remedies of a secured party under the UCC, and shall be entitled to exercise any and all remedies available under Article 9 hereof or otherwise available at law or in equity upon the occurrence of an Event of Default.

      3.06. Standard of Care. Lender shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as any Borrower requests in writing, but Lender's failure to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of Lender to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by a Borrower, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

      3.07. Advances to Protect Collateral. All insurance expense and all reasonable expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping the Collateral (including, without limitation, all rent payable by the Borrowers to any landlord of any premises where any of the Collateral may be located), and, any and all taxes shall be borne and paid by the Borrowers. After the occurrence and during the continuance of a Default, Lender may (but shall not be obligated to) make advances to preserve, protect or obtain any of the Collateral, including advances to cure defaults under any of the System agreements or advances to pay taxes, insurance and the like, and all such advances shall become part of the Obligations owing to Lender hereunder and shall be payable to Lender on demand, with interest thereon from the date of such advance until paid at the Default Rate in effect on the date of such advance.

      3.08. License to Use. Lender is hereby granted a license or other right to use, without charge, but solely following the occurrence of an Event of Default and in connection with Lender's exercise of remedies hereunder Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, tradenames, trademarks and advertising matter, or any tangible or intangible property or rights of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral during the continuance of an Event of Default and thereafter if Lender is attempting to sell Collateral which it has acquired from the Borrowers by way of foreclosure or deed in lieu of foreclosure, and Borrowers' rights under all licenses and franchise agreements with respect to the Collateral shall inure to Lender's benefit.

      3.09 Priority of Security Interests and/or Liens on Equipment located outside of the United States. Lender and the Borrowers acknowledge that Advances
(i) under the Tranche 2 Commitment may be used by a Borrower to acquire NTI Equipment and related Software which will be installed in London, England, Brussels, Belgium and/or Paris, France, (ii) under the Tranche 3 Commitment may be used by a Borrower to acquire NTI Equipment and related Software which will be installed in the United States (with respect to a Domestic Borrower only) or the United Kingdom, Belgium, France, the Netherlands, Germany or such other location outside the United States as Lender may approve, and (iii) under the Tranche 4 Commitment may be used by a Borrower to acquire NTI Equipment and related Software which will be installed in the United States (with respect to a Domestic Borrower only) or the United Kingdom, Canada, Switzerland, Austria, Greece, Spain, Italy, Belgium, the Netherlands, Germany, France, or such other locations outside the United States as Lender may approve. As a condition to any Advance by Lender to a Borrower to finance the acquisition of NTI Equipment to be located outside the United States, such Borrower shall (i) deliver a list identifying all NTI Equipment and specifying where in such country such NTI Equipment will be located, (ii) at the sole expense of such Borrower, execute, deliver and record any documents, instruments, agreements and amendments, and take all such further action as Lender may reasonably deem desirable, to grant and perfect a security interest and/or lien on the Collateral in favor of Lender under the laws of such country where such

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

NTI Equipment will be located, which security interest and/or lien will be enforceable against Borrower and third parties in accordance with its terms, and subject to no other liens or security interest other than Permitted Encumbrances, and (iii) deliver an opinion of counsel in favor of Lender, in form and substance to the reasonable satisfaction of the Lender, confirming that
(x) all steps have been taken to grant and perfect the security interest and/or lien in such Collateral in favor of Lender which is enforceable against Borrower and third parties in accordance with its terms, subject to no other liens or security interests, and (y) compliance with all regulatory requirements in such jurisdiction for the installation and operation of the Collateral in such jurisdiction and the right of Lender to exercise foreclosure or repossession remedies without the necessity of regulatory approval or licensing.

                    ARTICLE 4: REPRESENTATIONS AND WARRANTIES

      Destia hereby represents and warrants to Lender as follows:

      4.01. Organization and Qualification. Each Borrower and its Subsidiaries is duly organized, validly existing and in good standing as a corporation or other business entity under the laws of its jurisdiction of organization. Each Borrower and its Subsidiaries is duly qualified to do business and in good standing in each jurisdiction in which the failure to receive or retain such qualification would have a Material Adverse Effect.

      4.02. Authority and Authorization. Each Borrower has all requisite corporate right, power, authority and legal right to execute and deliver and perform its obligations under this Agreement, to make the borrowings provided for herein, and to execute and deliver and to perform its obligations under each Note. Each Borrower's execution, delivery and performance of the Basic Agreements to which such Borrower is a party has been duly and validly authorized by all necessary corporate proceedings on the part of such Borrower.

      4.03. Execution and Binding Effect. All Basic Agreements have been or will be duly and validly executed and delivered by the Borrowers which are required to be a party thereto, and constitute or, when executed and delivered will constitute, the legal, valid and binding obligations of the applicable Borrower enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights generally, and general equitable principles (whether considered in a proceeding at law or in equity).

      4.04. Governmental Authorizations. Except for the consents identified on
Schedule 4.04 hereto (the "Required Consents"), and such consents with respect to which the failure to obtain will not have a Material Adverse Effect, no authorization, consent, approval, license, exemption or other action by, and no registration, qualification, designation, declaration or filing with, any Governmental Authority (other than the filing of financing statements and

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------
continuation statements) is or will be necessary in connection with execution and delivery of this Agreement, each Note or any other Loan Documents by any Borrower or any Subsidiary thereof, consummation of the transactions herein or therein contemplated, performance of or compliance by any Borrower or any Subsidiary thereof with the terms and conditions hereof or thereof or the legality, validity and enforceability hereof or thereof.

      4.05. Regulatory Authorizations. Other than for authorizations, permits and licenses with respect to which the failure to obtain will not have a Material Adverse Effect, the Borrowers hold, directly or through Subsidiaries, all authorizations, permits and licenses required by the FCC or the PUC or any Communications Law for the construction and operation of the System, and all such Regulatory Authorizations are in full force and effect, are subject to no further administrative or judicial review and are therefore final. Lender will not by reason of the execution, delivery and performance (other than the enforcement of remedies) of any of the Loan Documents, be subject to the regulation or control of either the FCC or the PUC.

      4.06. Material Agreement; Absence of Conflicts. The execution and delivery of this Agreement, each Note and the other Loan Documents, the consummation of the transactions herein or therein contemplated and the performance of or compliance with the terms and conditions hereof or thereof by any Borrower will not (a) materially violate any applicable Law; (b) conflict with or result in a material breach of or a default under the Organizational Documents of any Borrower or of any Subsidiary thereof or any agreement or instrument to which any Borrower is a party or by which any Borrower or any Subsidiary or any of their respective properties is bound; or (c) result in the creation or imposition of any Lien upon any property (now owned or hereafter acquired) of any Borrower or any Subsidiary thereof except as otherwise permitted by this Agreement.

      4.07. No Restrictions. Neither the Borrowers nor any Subsidiary thereof is a party or subject to any contract, agreement, or restriction in its Organizational Documents that materially and adversely affects its business or the use or ownership of any of its properties or operation of its business. Neither the Borrowers nor any Subsidiary thereof is a party or subject to any contract or agreement which restricts its right or ability to incur Indebtedness hereunder, other than as set forth on Schedule 4.07, none of which prohibit the Borrower's execution of or compliance with this Agreement. Neither the Borrowers nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of the Collateral, whether now owned or hereafter acquired, to be subject to a Lien that is not a Permitted Encumbrance.

      4.08. Financial Statements. Destia has furnished to Lender the most recent audited annual or unaudited quarterly financial statements of Destia, certified by a Responsible Officer of Destia, including balance sheets and related statements of income, retained earnings and cash flow statements, as described on Schedule 4.08 hereof. Such financial

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------
statements (including the notes thereto) present fairly the financial condition of Destia on a consolidated basis as of the end of such fiscal period and the results of its operations and the changes in its financial position for the fiscal period then ended (except that quarterly financial statements may be subject to normal year end adjustments), all in conformity with GAAP applied on a basis consistent with that of the preceding fiscal period.

      4.09. Financial Accounting Practices. Each Borrower and its Subsidiaries has made and kept books, records and accounts which, in reasonable detail, accurately and fairly reflect its respective transactions and dispositions of its assets, and each Borrower and its Subsidiaries shall maintain a system of internal accounting controls sufficient to provide reasonable assurances that
(a) transactions are executed in accordance with management's general or specific authorization, (b) transactions are recorded as necessary (i) to permit preparation of financial statements in conformity with GAAP and (ii) to maintain accountability for assets, (c) access to assets is permitted only in accordance with management's general or specific authorization and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

      4.10. Accurate and Complete Disclosure. No representation or warranty made by Borrower under this Agreement and no statement made by Borrower in any financial statement, certificate, report, exhibit or document furnished by Borrower to Lender pursuant to or in connection with this Agreement (including without limitation any filings with the Securities Exchange Commission, the FCC or the PUC) is or was false or misleading as of the date made in any respect (including by omission of information necessary to make such representation, warranty or statement not misleading), other than which are unintentional and do not have a Material Adverse Effect. There are no facts known to Borrower that constitute a Material Adverse Effect, or, in Borrower's reasonable estimation, will constitute a Material Adverse Effect, which has not been set forth in the financial statements referred to in Section 4.08 hereof or otherwise disclosed in writing to the Lender prior to the date hereof.

      4.11. No Event of Default; Compliance with Material Agreements. No event has occurred and is continuing and no condition exists which constitutes a Default or an Event of Default after giving effect to the first Advance to be made on or after the Tranche 3 Closing Date. As of the date hereof, no Borrower nor any Subsidiary thereof is in violation of any material term of its material agreements or instruments to which it is a party or by which it or its properties is bound.

      4.12. Litigation. Except as set forth in Schedule 4.12, there is no pending action, suit or to Destia's knowledge threatened proceeding by or before any Governmental Authority against or affecting any Borrower, any Subsidiary thereof or any of their respective properties, rights or licenses which if adversely decided would have a Material Adverse

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

Effect.

      4.13. Rights to Property; Intellectual Property. The Borrower which is the party granting Lender a first priority security interest or lien under the Security Document covering such Collateral has good and marketable title, subject only to the Permitted Encumbrances, (i) to such Collateral acquired with proceeds of an Advance to such party and (ii) to all personal and real property purported to be owned by it as reflected in the most recent balance sheet referred to in Section 4.08 hereof (except as sold or otherwise disposed of in a manner permitted by this Agreement or as no longer used or useful in the conduct of the business which sales or other disposals in the aggregate do not have a Material Adverse Effect on such financial statements). Destia (either directly or through its Subsidiaries) owns or possesses the right to use all patents, trademarks, service marks, trade names, copyrights, know-how, franchises, software and software licenses necessary for the operation of its business, free from burdensome restrictions, other than where the failure to own or possess such rights to will not have a Material Adverse Effect.

      4.14. Financial Condition. Destia's financial condition is accurately described in the Certificate of Financial Condition executed by Destia pursuant hereto.

      4.15. Taxes. Destia's federal tax identification number is set forth on
Schedule 1 hereto. With respect to the United States (whether federal, state or local), (i) all tax returns required to be filed by each Borrower have been properly prepared, executed and filed other than for such failure to file that will not have a Material Adverse Effect, and (ii) all taxes, assessments, fees and other governmental charges upon Borrower or upon any of its respective properties, incomes, sales or franchises which are shown to be due and payable thereon have been paid, other than taxes or assessments the validity or amount of which Borrower is contesting in good faith. The reserves and provisions for taxes on the books of Borrower are adequate for all open years and for its current fiscal period. With respect to obligations outside the United States, all tax returns required to be filed by Destia or by any of its Subsidiaries have been properly prepared, executed and filed and all taxes, assessments, fees and other governmental charges upon Borrower or upon a Subsidiary or upon any of their respective properties, incomes, sales or franchises which would be due and payable thereon have been paid, other than taxes or assessments the validity or amount of which Borrower or such Subsidiary is contesting in good faith and other than taxes, assessments or returns, with respect to which the failure to pay or prepare, execute and file, as the case may be, do not and will not have, in the aggregate, a Material Adverse Effect.

      4.16. No Material Adverse Change. Since the date of the financial statements referenced in Section 4.08, there has been no Material Adverse Change.

      4.17. No Regulatory Event. No Regulatory Event has occurred and is continuing.

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

      4.18. Trade Relations. There exists no actual or threatened termination, cancellation or limitation of, or any modification or change in, the business relationship between Destia or any of its Subsidiaries and any carrier, any labor organization, any customer, any supplier or any group thereof whose agreements with Destia or any such Subsidiary or use of the Equipment individually or in the aggregate are material to the business of Destia and its Subsidiaries on a consolidated basis and which would have a Material Adverse Effect, and there exists no present condition or state of facts or circumstances which would have a Material Adverse Effect or prevent Borrower from conducting its business (either directly or through a Subsidiary) after the consummation of the transactions contemplated by this Agreement.

      4.19. No Brokerage Fees. No brokerage or other fee, commission or compensation is to be paid by any Borrower to any Person other than Lender in connection with the loans to be made hereunder. Destia hereby indemnifies Lender against any claims brought against Lender for brokerage fees or commissions of any Person based on an agreement with any Borrower and agrees to pay all expenses incurred by Lender in connection with the defense of any action or proceeding brought to collect any such brokerage fees or commissions.

      4.20. Margin Stock; Regulation U. No Borrower is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock. The making of the Advances and the use of the proceeds thereof will not violate Regulations G, U or X of the Board of Governors of the Federal Reserve System.

      4.21. Investment Company; Public Utility Holding Company. No Borrower is an "investment company" or a "company controlled by an investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

      4.22. Personal Holding Company. No Borrower is a "personal holding company" as defined in Section 542 of the Code.

      4.23. ERISA. Except as would not have a Material Adverse Effect, (i) With respect to any Plan, there is no Reportable Event currently under consideration by the PBGC which may reasonably result in any material liability to the PBGC with respect to any Plan, (ii) no Plan has been terminated, (iii) no trustee has been appointed by any United States District Court to administer any Plan, (iv) the PBGC has not instituted proceedings to terminate any Plan or to appoint a trustee to administer any such Plan, (v) neither Destia nor any Affiliate has withdrawn, completely or partially, from any Plan and (vi) neither Destia nor any Affiliate has incurred secondary liability for withdrawal liability payments under any Plan.

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

      4.24. Environmental Warranties. Each Borrower and its Subsidiaries are in compliance with all Environmental Laws applicable to it or its business or to the real or personal property owned, leased or operated by it, with respect to which noncompliance would have a Material Adverse Effect. Neither Borrower nor any Subsidiary has received notice of, or is aware of, any violations or alleged violations, or any liability or asserted liability, under any such Environmental Laws, with respect to it or its business or its properties.

      4.25. Security Interests. The provisions of Article 3 hereof are effective to create in favor of Lender a legal, valid and enforceable Lien on or security interest in all of the Collateral, and, when the recordings and filings described on Schedule 4.25 hereto have been effected in the public offices listed on said Schedule 4.25, this Agreement will create a perfected, first priority security interest in all right, title, estate and interest of the Borrowers in the Collateral subject to no Liens except for Permitted Encumbrances. All action necessary or desirable to protect and perfect such security interest in each item of the Collateral will have been duly taken prior to the First Borrowing Date, except to the extent permitted to take place thereafter by operation of Section 3.09 or Schedule 6.02. The recording and filings shown on Schedule 4.25 are all the actions (other than the periodic filing of continuation statements) necessary or advisable in order to establish, protect and perfect the interest of Lender in the Collateral as of the date hereof.

      4.26. Place of Business. The chief executive offices of each Borrower are identified on Schedule 4.26 and Schedule 1.01 hereto. Each Borrower's principal place of business in the state(s) or other jurisdictions where the Equipment is located is identified on Schedule 4.26 hereto or on a supplemental schedule delivered pursuant to Section 3.09. The Borrowers' records concerning the Collateral are kept at one or both of these addresses.

      4.27. Location of Collateral. The Collateral is and will be kept at the locations identified on Schedule 4.26 hereto or such other locations as may be indicated pursuant to Section 3.09 or permitted under Section 8.12. Notwithstanding any other provision of this Agreement, Equipment may not be relocated from any location identified on Schedule 4.26 or on a supplemental schedule delivered pursuant to Section 3.09 (or such other location as may be permitted after compliance with Section 8.12) to any other location identified on Schedule 4.26 or on a supplemental schedule delivered pursuant to Section
3.09 (or such other location to which Collateral has been relocated after compliance with Section 8.12) without first complying again with the requirements of Section 8.12 in connection with each relocation.

      4.28. Clear Title To Collateral. The applicable Borrower is, or will be, upon purchase pursuant to the NTI Purchase Agreement or otherwise the sole owner of each item of the Collateral acquired with proceeds of such Advance borrowed by such Borrower, having good and insurable title thereto, free and clear of any and all Liens, claims, or rights of others, except for the security interest granted to the Lender herein (or in a separate agreement

                                               ---------------------------------
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                                               Lender's Initials:
                                               ---------------------------------
between such Borrower and Lender) and the other Permitted Encumbrances.

      4.29. Assumed Names. Except as set forth on Schedule 4.29 hereto, none of the Borrowers conducts business under any assumed names or trade names, and has not conducted business under any other names, or any assumed names or trade names, at any time prior to the date hereof.

      4.30. Subsidiaries of Destia. Except to the extent not required by Section
2.11 and Section 7.19 hereof, each Domestic Subsidiary of Destia has executed this Agreement and is a Borrower hereunder.

      4.31. Year 2000 Compliance. Each Borrower has reviewed its operations with a view to assessing whether its operations, will be vulnerable to a Year 2000 Problem and has a reasonable basis to believe that no Year 2000 Problem will cause a material adverse effect to Destia.

                        ARTICLE 5: CONDITIONS OF CLOSING

      5.01 Tranche 1 and Tranche 2 Closings. On or before the Tranche 1 Closing Date and the Tranche 2 Closing Date, the conditions set forth in the Original Loan Agreement for such closings shall have been satisfied. Lender acknowledges that all such conditions have been satisfied as of the date hereof.

      5.02 Amendment and Restatement Except as provided in Schedule 6.02, on or before the Tranche 3 Closing Date and the date hereof, the following conditions shall have been satisfied:

      (a) One or more certificates of each Borrower signed by a duly authorized Responsible Officer (which may be satisfied by an omnibus certificate delivered by a Responsible Officer of Destia with respect to each Borrower) certifying as to (i) true copies of Organizational Documents of each Borrower in effect on such date; (ii) true copies of all corporate action taken by each Borrower relative to this Agreement, each Note and the other Loan Documents; (iii) the names, true signatures and incumbency of the Responsible Officers of each Borrower authorized to execute and deliver this Agreement, each Note and the other Loan Documents to which it is a party on behalf of such Borrowers; (iv) a Certificate of Good Standing (or equivalent certificate) for each Borrower, duly issued by the Secretary of State or such other appropriate government office of
(A) the state or other jurisdiction of such Borrower's formation or organization, (B) each state or jurisdiction in which such Borrower intends to locate Equipment and (C) each state in which the failure to be qualified as a foreign corporation or other entity would have a Material Adverse Effect; and
(v) such other matters as Lender shall reasonably request.

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

      (b) Opinions of Counsel. Lender shall have received the following opinions, all dated as of the date hereof and all in form and substance satisfactory to Lender:

            (i) A written opinion of counsel to each Domestic Borrower substantially in the form of Exhibit C-1 hereto; and

            (ii) A written opinion of counsel to each Foreign Borrower substantially in the form of Exhibit C-2 hereto; and

            (iii) A written opinion of regulatory counsel for Destia, substantially in the form of Exhibit D hereto.

      (d) Closing Documents. Lender shall have received the following documents, all in form and substance satisfactory to Lender:

            (i) Agreement. This Agreement, duly executed by Destia, DNS, ECONOphone GmbH, Destia Communications Services, Inc., 3461386 Canada, Inc., VoiceNet Corporation and Telco Global Communications, Ltd.;

            (ii) Guaranty. A Guaranty Agreement duly executed by Destia unconditionally guaranteeing all amounts advanced hereunder;

            (iii) Notes. The Notes duly executed by each Borrower which is required to be a party thereto;

            (iv) Financing Statements. All UCC-1 financing statements necessary to perfect the Liens granted hereby, each duly executed by the appropriate Borrower, and duly recorded in all the offices identified on Schedule 4.25 hereto;

            (v) Insurance. Policies and certificates of insurance required by
      Section 7.07, accompanied by evidence of the payment of the premiums therefor

            (vi) Financial Statements. The financial statements described in
      Section 4.08 hereto;

            (vii) Balance Sheet. A balance sheet of Destia, dated as of June 30, 1999, certified by a Responsible Officer as fairly presenting the financial condition of the Borrower.

            (viii) Certificate of Financial Condition. A Certificate of Financial Condition, attached hereto, duly executed by a Responsible Officer of Destia and each Co-

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

      Borrower.

            (ix) Pre-Closing Lien Searches. Lien searches from all jurisdictions reasonably determined by Lender to be appropriate, effective as of a date reasonably close to the Tranche 4 Closing Date, reflecting no other Liens (other than Permitted Encumbrances) on any of the Collateral.

                        ARTICLE 6: CONDITIONS OF LENDING

      6.01. Conditions for Initial Advance. Except as provided in Schedule 6.02, on or before the Tranche 4 First Borrowing Date, the following conditions shall have been met to Lender's satisfaction:

            (a) Post-Closing Lien Searches. Lender shall have received satisfactory results of Lien searches in all jurisdictions reasonably determined by Lender to be appropriate, reflecting the filing of financing statements on the Collateral other than security interests in favor of Lender pursuant hereto and no other Liens other than Permitted Encumbrances.

            (b) Required Consents. Lender shall have received satisfactory evidence of the Borrowers' obtaining the Required Consents.

            (c) Completion of Public Equity Offering. Destia shall have received net proceeds of at least $25,000,000 from a Public Equity Offering on terms and conditions reasonably acceptable to Lender.

            (d) Maintenance Agreement. [INTENTIONALLY OMITTED]

      6.02. Conditions for All Advances. Except as provided in Schedule 6.02, the obligation of Lender to make any Advance hereunder is subject to the Borrower's performance of its obligations hereunder on or before the date of such Advance, and to the satisfaction of the following further conditions on or before the Borrowing Date for any Advance, including the first Advance:

            (a) Filings, Registrations and Recordings. Any financing statements or other recordings required hereunder shall have been properly filed, registered or recorded in each office in each jurisdiction required in order to create in favor of the Lender a perfected first-priority Lien on the Collateral, subject to no other Lien (other than Permitted Encumbrances); the Lender shall have received acknowledgment copies of all such filings, registrations and recordations stamped by the appropriate filing officer; and Lender shall have received results of searches of such filing offices,

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------
      and satisfactory evidence that any other Liens (other than Permitted Encumbrances) on the Collateral have been duly released, that all necessary filing fees, recording fees, taxes and other expenses related to such filings, registrations and recordings have been paid in full

            (b) Borrowing Certificate and Note. Lender shall have received a duly executed Borrowing Certificate in the form of Exhibit B, including a detailed itemization of all costs of goods and services to be paid with the proceeds of the Advance and accompanied by supporting documentation reasonably satisfactory to Lender, together with a Note executed by such Borrower in the principal amount of the Advance requested evidencing the Loan under the applicable tranche.

            (c) Reporting Requirements. The Borrowers shall have provided Lender with all relevant reports and information required under Article 7 hereof.

            (d) No Regulatory Event. No Regulatory Event (in the reasonable determination of Lender or any Borrower) shall have occurred and be continuing or would exist upon the consummation of transactions to occur on such Borrowing Date

            (e) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing or would exist upon the consummation of transactions to occur on such Borrowing Date.

            (f) No Material Adverse Change. No Material Adverse Change shall have occurred, or would occur after giving effect to such Advance, since the date of the last financial statements delivered to Lender pursuant to
      Section 4.08 or 7.01 hereof.

            (g) Representations and Warranties. The representations and warranties contained in Article 4 hereof shall be true on and as of the date of each such Advance hereunder.

            (h) Lender's Expenses. All closing costs, and other Lender's Expenses shall have been paid in full (or shall be paid first from such Advance), subject to and as provided in Section 2.03 hereof.

            (i) Opinions. Lender shall have received from the applicable Borrower (if requested) such opinions of counsel for such Borrower as may be reasonably acceptable to Lender in form and substance with respect to the perfection and priority of the Liens created by the Security Documents in each such jurisdictional location and the enforceability of the written acknowledgement such Borrower's assumption of the terms of this Agreement insofar as such terms are applicable to such Borrower and the Note evidencing the amount of the Advance made to such Borrower.

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

            (j) Details, Proceedings and Documents. All legal details and proceedings in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory to Lender and Lender shall have received all such counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance reasonably satisfactory to Lender, as Lender may from time to time request.

            (k) Post-Closing Items. The post-closing items described on Schedule
      6.02 hereto, if any, shall have been completed in the time permitted, and Borrower shall have provided Lender with satisfactory evidence thereof.

            (l) Advances for NTI Equipment and Related Software to be located outside the United States. In the event the proceeds of an Advance are to be used for the purchase of NTI Equipment and related Software to be located outside the United States, the Borrowers shall have complied with the requirements of Section 3.09 of this Agreement.

            (m) Consents. Lender shall have received Consents duly executed by all necessary parties and in form satisfactory to Lender.

            (n) NTI Purchase Agreement. Lender shall have received a copy of the executed NTI Purchase Agreement with respect to which proceeds of an Advance shall be used to acquire NTI Equipment, and Lender's shall have approved the NTI Equipment to be acquired with proceeds of an Advance.

            (o) Minimum Financial Performance. For any Advance that would cause total Advances under the Tranche 3 Commitment to be in excess of $5,000,000 and for each Advance occurring after December 31, 1997 under the Tranche 3 or the Tranche 4 Commitment, Destia must have satisfied the minimum financial performance requirement set forth in Schedule 6.02 during the time periods set forth therein.

            (p) Fees. Lender shall have received the fee(s) described in Section
      2.09 hereof.

      6.03. Affirmation of Representations and Warranties. Any Borrowing Certificate or other request for any Advance hereunder shall constitute a representation and warranty that (a) the representations and warranties contained in Article 4 hereof are true and correct on and as of the date of such request with the same effect as though made on and as of the date of such request, and (b) on the date of such request no Default or Event of Default has occurred and is continuing or exists or will occur or exist after giving effect to such Advance (for this purpose such Advance being deemed to have been made on the date of such request).

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

Failure of Lender to receive notice from Borrower to the contrary before such Advance is made shall constitute a further representation and warranty by Borrower that (x) the representations and warranties of Borrower contained in the first sentence of this Section 6.03 are true and correct on and as of the date of such Advance with the same effect as though made on and as of the date of such Advance, and (y) on the date of the Advance no Default or Event of Default has occurred and is continuing or exists or will occur or exist after giving effect to such Advance.

      6.04. Deadline for Funding Conditions. Lender shall have no obligation to make any Advances hereunder if all of the conditions set forth in Article 5 and in Sections 6.01 and 6.02 hereof have not been fully satisfied and in any event after the Financing Termination Date.

                        ARTICLE 7: AFFIRMATIVE COVENANTS

      Destia hereby agrees that as long as the commitment hereunder remains in effect, any Note remains outstanding or unpaid or any other amount is owing to Lender hereunder or under any of the Loan Documents, Destia shall keep and perform fully each and all of the following covenants:

      7.01. Reporting and Information Requirements.

            (a) Annual Audit Reports. Within three (3) months after the close of each fiscal year of Destia, Destia shall furnish or cause to be furnished to Lender audited statements of income, retained earnings and statements of cash flows for such fiscal year and the Destia's balance sheet as of the close of such fiscal year, and notes to each, all in reasonable detail, and beginning with Destia's second full fiscal year setting forth in comparative form the corresponding figures for the preceding fiscal year, with such statements and balance sheet to be certified without qualification by independent certified public accountants of recognized regional or national standing selected by Destia and reasonably satisfactory to Lender.

            (b) Quarterly Reports. Within forty-five (45) days after the end of the first three fiscal quarters, Destia shall furnish to Lender (i) unaudited consolidated statements of income and retained earnings and cash flow statements for Destia for such quarter and for the period from the beginning of Destia's then current fiscal year to the end of such quarter, and an unaudited consolidated balance sheet of Destia as of the end of such month, all in reasonable detail and certified by a Responsible Officer of Destia as presenting fairly the financial position of Destia as of the end of such quarter and the results of its operations and the changes in its financial position for such quarter, in conformity with GAAP (except for accompanying notes thereto), subject to year-end audit adjustments, and (ii) upon Lender's request, an aging of accounts payable and accounts receivable.

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

            (c) Compliance Certificates. Within sixty (60) days after the end of each Calendar Quarter, Destia shall deliver to Lender a certificate dated as of the end of such period, signed on behalf of Destia by a Responsible Officer of Destia: (i) stating that as of the date thereof no Event of Default has occurred and is continuing or exists, or if an Event of Default has occurred and is continuing or exists, specifying in detail the nature and period of existence thereof and any action with respect thereto taken or contemplated to be taken by Destia; (ii) stating that the signer has personally reviewed this Agreement and that such certificate is based on an examination made by or under the supervision of the signer sufficient to assure that such certificate is accurate; (iii) calculating and certifying Destia's compliance with the financial covenants set forth in Section 7.15 hereof; and (iv) certifying an attached aging schedule of Destia's accounts receivables and trade payables for the period then ended.

            (d) [INTENTIONALLY DELETED].

            (e) [INTENTIONALLY OMITTED]

            (f) Other Reports and Information. Promptly upon their becoming available to Destia, Destia shall deliver to Lender copies of (i) all regular or special reports or effective registration statements which Destia shall file with the Securities and Exchange Commission (or any successor thereto) or any securities exchange, provided that if any such report or registration statement is filed via EDGAR (or an equivalent electronic filing system of the Securities and Exchange Commission) and is available to the general public, Destia may satisfy this requirement by giving notice to Lender at the time of such filing, together with a general description of it, (ii) financial statements, material reports, and other information distributed by Destia to its creditors or the financial community in general, (iii) all press releases issued by or concerning Destia or the System, and (iv) during the High Yield Period, all material reports and other information distributed to the trustee for the High Yield Notes pursuant to the respective Indentures (as defined in the respective Indentures as each exists on the date hereof).

            (g) Further Information. Destia will promptly furnish to Lender such other information (including any report by independent auditors) in such form as Lender may reasonably request.

      7.02 Other Notices. Promptly upon a Responsible Officer of Destia or any other Borrower becoming aware of any of the following, Destia or such other Borrower shall give Lender notice thereof, together with a written statement of a Responsible Officer of Destia or such other Borrower setting forth the details thereof and any action with respect thereto

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------
taken or contemplated to be taken by Destia or such other Borrower:

            (a) a Default or Event of Default;

            (b) any Material Adverse Change;

            (c) a material default or breach by Destia or any of its Subsidiaries under any other contractual obligation to which it is a party or by which it or its properties is bound, if the consequences of such breach of default are material to the business, operations or financial condition of Destia on a consolidated basis;

            (d) any event that Destia or such other Borrower reasonably determines would constitute a Regulatory Event;

            (e) the commencement, existence or threat of any proceeding by or before any Governmental Authority against Destia or any of its Subsidiaries which, if adversely decided, would have a Material Adverse Effect;

            (f) Destia's or any Subsidiary's receipt of any notice of violation of, or liability under, any Environmental Laws affecting Destia, a Subsidiary or any of their respective properties; or

            (g) any Change in Control or any material change in the management of Borrower.

            (h) The creation or acquisition of any direct or indirect Subsidiary of Destia.

      7.03. Notice of Pension-Related Events. Destia shall promptly furnish Lender with written notice upon the receipt by Destia or the administrator of any Plan of any notice, correspondence or other communication from the PBGC, the IRS, the Secretary of Treasury, the Department of Labor, or any other Person, as the case may be, relating to (i) any Reportable Event, (ii) any funding deficiency in excess of $50,000 (or $250,000 during any High Yield Period) with respect to any Plan, (iii) any liability, either primary or secondary, with respect to complete or partial withdrawal from any Plan, (iv) proceedings to terminate any Plan or (v) the appointment of a trustee for any Plan. Such notice shall be accompanied by any pertinent documents including, but not limited to, the relevant notice, correspondence or other communication and a statement of a Responsible Officer of Destia describing the event or the action taken and the reasons therefor.

      7.04. Inspection Rights. Destia shall upon reasonable notice permit (and shall cause its Subsidiaries to permit) such persons as Lender may designate to visit and inspect the

                                               ---------------------------------
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                                               Lender's Initials:
                                               ---------------------------------

Collateral or any other properties of Destia and its Subsidiaries, to examine its books and records and take copies and extracts therefrom and discuss its respective affairs with its officers, employees and independent engineers at such times and as often as Lender may reasonably request. Destia hereby authorizes (and shall cause its Subsidiaries to authorize) such officers, employees, and independent engineers to discuss with Lender the affairs of Destia and its Subsidiaries. Lender agrees that it will not use any such confidential information in a manner prohibited by law or, directly or indirectly, disclose to any third party confidential information of Destia obtained by it pursuant to the exercise of such inspection rights, provided, however, this Section 7.04 shall not restrict the disclosure by Lender of information if such disclosure is required by law, by order of any court or by the order, rule or regulation of any administrative agency, including without limitation any requirements of the FCC, any PUC, or any state or federal securities commissions. Further, the disclosure of information will not be restricted hereunder if such information (i) has been or becomes published or is now, or in the future, in the public domain through (A) no fault of Lender, (B) disclosure other than unauthorized disclosure by Lender or (C) disclosure to third parties by Destia without similar restrictions; (ii) subsequent to disclosure to Lender, is lawfully received from a third party having rights therein without restriction of the third party's or Lender's rights to disseminate the information and without notice of any restriction against its further disclosure; (iii) is disclosed with the written approval of Destia; or
(iv) is or becomes publicly available free of any obligation to keep it confidential.

      7.05. Preservation of Corporate Existence and Qualification. Destia shall (and shall cause each other Borrower) maintain its existence, good standing and rights in full force and effect in its jurisdiction of organization and shall (and shall cause each other Borrower to) qualify to do business and remain qualified and in good standing and shall obtain all necessary authorizations to do business in each jurisdiction in which failure to receive or retain such would have a Material Adverse Effect, provided however, that nothing in this
Section 7.05 shall prohibit any Borrower or any Subsidiary thereof from entering into an Affiliate Transaction.

      7.06. Continuation of Business. Destia shall continue to engage solely in the business described on Schedule 1.01(a) hereto, and shall acquire and maintain in full force and effect all material rights, privileges, franchises and licenses necessary for the operation and maintenance of the System (including, without limitation any license or authorization required by the FCC or any PUC).

      7.07. Insurance.

            (a) Destia shall provide and maintain and cause to be maintained at all times insurance in such forms and covering such risks and hazards and in such amounts and with an insurance corporation with a Best Rating of "A-" or above, licensed to do business in the states where the Equipment and any Borrower are

                                               ---------------------------------
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                                               Lender's Initials:
                                               ---------------------------------
      located, as may be reasonably satisfactory to Lender, as shown on Schedule
      7.07 hereto, and otherwise as may be required by the Security Documents.

            (b) Destia shall cause (i) all liability insurance policies covering any premises in which Collateral is located and all policies insuring against liability arising from the Borrowers' operation of the Collateral to name Lender as an additional insured, (ii) all physical damage insurance policies to contain a lender's or mortgagee's loss payable provision acceptable to Lender with respect to the Collateral, (iii) all liability and physical damage insurance policies described in clauses (i) and (ii) to provide that no assignment, cancellation, modification, reduction in amount or adverse change in coverage thereof shall be effective until at least thirty (30) days after receipt by Lender of written notice thereof, (iv) all insurance policies to insure the interests of Lender with respect to the Collateral regardless of any breach of or violation by Destia of any warranties, declarations or conditions contained therein and (v) all liability and physical damage insurance policies described in clauses (i) and (ii) to provide that Lender shall have no obligation or liability for premiums, commissions, assessments or calls in connection with such insurance. Lender shall be under no obligation to verify the adequacy or existence of any insurance coverage. Except as set forth in Schedule 6.02, Destia shall furnish Lender copies of, or acceptable certificates with respect to, all such policies prior to the date hereof, and shall provide to Lender, at least thirty days prior to each policy expiration date, evidence of the insurance being maintained by Destia in compliance with this Section 7.07(b). Certificates for insurance required under subsection (i) above shall be in ACORD Form 27 (attached hereto at Schedule 7.07), and all certificates shall be satisfactory in form and substance to Lender.

            (c) If the Collateral is partially or totally damaged or destroyed, Destia shall give prompt notice to Lender, and all insurance proceeds, less the costs of collection thereof, shall be paid to or retained by Lender. Settlements, adjustments or compromises of any claims for loss, damage or destruction to the Collateral shall be made by Destia and Lender as long as no Event of Default has occurred and is continuing, and otherwise shall be made solely by Lender. Borrower hereby authorizes and directs any affected insurance company to pay such proceeds directly to Lender, and to rely on Lender's statement as to whether an Event of Default has occurred. Borrower shall pay all costs of collection of insurance proceeds payable on account of such damage or destruction. If no Default or Event of Default has occurred and is continuing on the date the Collateral is partially or totally damaged or destroyed, Lender shall make available to Borrower the proceeds of any physical damage insurance actually paid to Lender in respect of such damage or destruction of the Collateral (after deducting therefrom any sums retained by Lender in reimbursement for costs of collection) to pay the cost of restoration, and Borrower shall proceed promptly with the work of restoration of the Collateral and shall pursue the work of

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
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                                      -57-
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      restoration diligently to completion. If any Default or Event of Default has occurred and is continuing either on the date of such damage or destruction or on the date such insurance proceeds are paid, or if any Default or Event of Default shall occur prior to completion of such work of restoration, then Lender, at its option, may apply such insurance proceeds in payment of any of the Obligations, in such order as Lender may elect in its sole discretion. Any insurance proceeds remaining after completion of work or restoration shall, at Lender's election, be applied in accordance with Section 2.04(c) hereof (but without prepayment premium), or paid over to Borrower. Upon completion of any restoration, Borrower shall deliver to Lender a certificate stating that the restoration has been duly completed and accounting for the use of any insurance proceeds in such restoration.

      7.08. Payment of Taxes, Charges, Claims and Current Liabilities. Destia shall pay or discharge:

            (a) on or prior to the date on which penalties thereto accrue, all taxes, assessments and other government charges or levies imposed upon it or any of its properties or income (including such as may arise under Section 4062, Section 4063 or Section 4064 of ERISA, or any similar provision of law);

            (b) on or prior to the date when due, all lawful claims of materialmen, mechanics, carriers, warehousemen, and other like persons which could result in creation of a Lien (other than a Permitted Encumbrance) upon any such property;

            (c) on or prior to the date when due, all other lawful claims which, if unpaid, might result in the creation of a Lien upon any such property (other than Permitted Encumbrances) or which, if unpaid, might give rise to a claim entitled to priority over general creditors of a Borrower in a case under Title 11 (Bankruptcy) of the United States Code, as amended, or in any insolvency proceeding or dissolution or winding-up involving Borrower; and

            (d) all other current liabilities so that no amount, individually or in the aggregate greater than $250,000, is overdue more than ninety (90) days.

      Notwithstanding the foregoing, the Borrowers shall be entitled to contest or appeal the requirements of any Law or Governmental Authority or the payment of any tax, assessment, charge, levy, claim or other liability, or any judgment entered against a Borrower (collectively, in this Section 7.08, the "requirements"), as long as (i) such requirements are being contested in good faith by appropriate proceedings diligently conducted; (ii) for any such requirement with which the failure to comply may have a Material Adverse Effect, Destia has given Lender written notice of such requirements and its intent to contest them, with supporting reasons for such contest, before the addition of any

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interest or penalties that may accrue on such requirements; (iii) the applicable
Borrower maintains adequate cash reserves and makes other appropriate provisions as may be required by GAAP to provide for any liability arising from such requirements; (iv) the contesting of, or failure to comply with, such requirements does not in any way jeopardize such Borrower's ability or authority to operate all or any part of the Collateral or the continuing priority of Lender's security interests in the Collateral; (v) the contesting of, or failure to comply with, such requirements does not have a Material Adverse Effect; and
(vi) any foreclosure, attachment, execution, sale or similar proceeding against a Borrower or any of its properties in connection with any such requirements is duly stayed by posting of a bond or security deposit or by other action sufficient under applicable law to stay such foreclosure, attachment, execution, sale or other proceedings.

      7.09. Financial Accounting Practices. Destia shall make and keep books, records and accounts which, in reasonable detail, accurately and fairly reflect its transactions and dispositions of its assets and maintain a system of internal accounting controls sufficient to provide reasonable assurances that
(a) transactions are executed in accordance with management's general or specific authorization, (b) transactions are recorded as necessary (i) to permit preparation of financial statements in conformity with GAAP and (ii) to maintain accountability for assets, (c) access to assets is permitted only in accordance with management's general or specific authorization and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

      7.10. Compliance with Laws. The Borrowers shall comply in all respects with all Laws applicable to the Borrowers, provided that the Borrowers shall not be deemed to be in violation of this Section 7.10 as a result of any failure to comply which would not result in any direct liability or exposure to Lender or any fines, penalties, injunctive relief or other civil or criminal liabilities which, in the aggregate, would have a Material Adverse Effect.

      7.11. Use of Proceeds. The Borrowers shall use the proceeds of Advances hereunder only as set forth in Section 2.01 hereof.

      7.12. Government Authorizations; Regulatory Authorizations, Etc. Other than for any matter in which the failure to comply with this covenant will not have a Material Adverse Effect, the Borrowers shall at all times obtain and maintain in force all Regulatory Authorizations and all other authorizations, permits, consents, approvals, licenses, exemptions and other actions by, and all registrations, qualifications, designations, declarations and other filings with, any Governmental Authority necessary in connection with execution and delivery of this Agreement or any Note, consummation of the transactions herein or therein contemplated, performance of or compliance with the terms and conditions hereof or thereof or to ensure the legality, validity and enforceability hereof or thereof.

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                                      -59-
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      7.13. Contracts and Franchises. Each of the Borrowers shall comply with all agreements or instruments to which it is a party or by which it or any of its properties (now owned or hereafter acquired) may be subject or bound and shall maintain any and all franchises it may have or hereafter acquire, provided that the Borrowers shall not be deemed to be in violation of this Section 7.13 as a result of any failure to comply with any agreement if such failure would not have Material Adverse Effect.

      7.14. Consents. The Borrowers shall obtain such Landlord's Consents, and other third party consents as Lender shall reasonably request to protect its Liens and its access to the Collateral.

      7.15. Financial Covenants. Destia shall comply with the financial covenants set forth on Schedule 7.15 hereto.

      7.16. Construction and Storage. The Collateral shall be installed and equipped in full compliance with the Requirements of Law affecting the Collateral except to the extent a failure to so comply would not have a Material Adverse Effect. All Equipment financed with the proceeds of the Loan shall be safeguarded and stored until installed in appropriate storage facilities owned or leased by Destia or any other Borrower. In the event of any cessation of construction for more than fifteen (15) successive calendar days, Destia or such other Borrower shall make adequate provision, reasonably acceptable to Lender, for the protection of all materials stored on site against deterioration, loss or damage.

      7.17. Upgrade NTI Equipment. Destia shall update (or cause to be updated) the software customarily used in equipment of the same type as the Equipment within two releases of the most current batch change supplement release. Each Borrower shall maintain the Equipment owned or used by that Borrower in good working order in accordance with established maintenance procedures such that the Equipment performs to published specifications and shall upgrade its functionality to include batch change supplements releases generally available to NTI customers and batch change supplements upgrades included in the original purchase price of the NTI Purchase Agreement in the form in effect on the Tranche 4 Closing Date.

      7.18. Year 2000 Compliance. Each Borrower shall take all actions necessary and commit adequate resources to assure that computer-based and other systems of each Borrower are able to process dates effectively, including dates before, on and after January 1, 2000, without experiencing any Year 2000 Problem that could cause a Material Adverse Effect to the consolidated financial results of Destia and its Subsidiaries. At the request of Lender, Destia will provide Lender with assurances and substantiations (including but not limited to the results of internal and external audit reports prepared in the ordinary course of business) reasonably acceptable to Lender that Destia and its Subsidiaries are taking all reasonable actions to assure the future conduct of its businesses and operations before, on and after

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                                      -60-
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January 1, 2000 without experiencing a Year 2000 Problem causing a Material
Adverse Effect.

      7.19. Additional Subsidiaries. Destia shall (A) cause each direct or indirect Domestic Subsidiary of Destia that is formed or acquired after the date hereof (other than (i) non-operating Domestic Subsidiaries of Destia or (ii) with the consent of Lender, not to be unreasonably withheld or delayed, Domestic Subsidiaries of Destia which are not Borrowers hereunder or do not own Collateral if Destia deems the requirement of becoming a Borrower to be unduly burdensome to, or to interfere in a material respect with such Domestic Subsidiary's business or operations) and each Foreign Subsidiary who is or becomes a Borrower to become a Borrower hereunder in conformity with the terms and conditions of Section 2.11(b).

                          ARTICLE 8: NEGATIVE COVENANTS

      Each Borrower hereby agrees that so long as the Commitment hereunder remains in effect or any Note remains outstanding and unpaid or any other amount is owing to Lender hereunder or under any of the Loan Documents, such Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly without prior written consent of Lender, do or permit to exist any of the following:

      8.01. Additional Indebtedness. Create, incur, assume or suffer to exist at any one time any Indebtedness in excess of $250,000 in the aggregate except for
(a) trade payables incurred in the ordinary course of business, and (b) any Indebtedness described on Schedule 8.01 hereto.

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                                      -61-

      8.02. Restrictions on Liens and Sale of Collateral. Create or suffer to exist any Lien on the Collateral or on any other property of Destia or its Subsidiaries, or any part thereof, whether superior or subordinate to the Lien of the Security Documents, or assign, convey, sell or otherwise dispose of or encumber its interest in the Collateral, or any part thereof (including, without limitation, execution of any lease), nor permit any such action to be taken, except for the following permitted dispositions and encumbrances (the "Permitted Encumbrances"): (i) the Lien created hereby and any purchase money Liens in favor of NTI created by the NTI Purchase Agreement; (ii) Liens for taxes not yet due, or which are being contested in good faith and by appropriate proceedings in accordance with Section 7.08 hereof; (iii) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are overdue for a period not longer than thirty (30) days or which are being contested in good faith and by appropriate proceedings in accordance with Section 7.08 hereof; (iv) pledges or liens in connection with workers' compensation, unemployment insurance and other social security legislation; (v) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (vi) easements, rights-of-way, restrictions and other similar encumbrances that are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of Destia or such Subsidiary; (vii) judgment liens with respect to which execution has been stayed within ten (10) days by appropriate judicial proceedings and the posting of adequate security which may not be any of the Collateral; (viii) specific liens identified on Schedule 8.02 hereto, and (ix) sales or transfers of Collateral to another Borrower, provided that prior to such sale or transfer, Destia shall have given under at least thirty (30) days prior written notice of such intended sale or transfer and such other Borrower shall have executed any documents or instruments, at Destia's expense, requested by Lender to evidence the continuation of the lien or security interest of Lender therein and if such purchaser or transferee is a Foreign Borrower, and documentation requested by the Lender to evidence the assumption of all Indebtedness hereunder incurred to finance or refinance such Collateral, and immediately before and after giving effect to such proposed sale or transfer there is not a Default or Event of Default under any loan document. Any of the Liens described in the second clause of subparagraph (ii), the second clause of subparagraph (iii), and subparagraph
(vii) above shall remain "Permitted Encumbrances" as long as they are being contested by Destia or such Subsidiary in compliance with Section 7.08 hereof.

      8.03. Limitation on Contingent Obligations. Agree to, or assume, guarantee, endorse or otherwise in any way be or become responsible or liable for, directly or indirectly, any Contingent Obligation except for those created or contemplated by the Loan Documents, except for (i) Indebtedness permitted under Section 8.01 and guarantees thereof or (ii) Indebtedness of any Subsidiary of which Borrower beneficially owns a majority of the outstanding capital stock engaged principally in the business of Borrower as currently being

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                                      -62-
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conducted or otherwise in the telecommunications business.

      8.04. [INTENTIONALLY OMITTED]

      8.05. Prohibition of Mergers, Acquisitions, Name, Office or Business Changes, Etc. Except in connection with an Affiliate Transaction,

            (a) Other than in connection with the Merger, enter into or become the subject of, any transaction of merger, acquisition or consolidation or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of such Borrower's business or assets, whether now owned or hereafter acquired.

            (b) Other than in connection with the Merger, change its name or corporate structure without giving Lender at least thirty (30) days advance written notice of such change, and ensuring that any steps that Lender may deem necessary to continue the perfection and priority of Lender's security interests in the Collateral shall have been taken.

            (c) Change the fiscal year end of Destia from December 31, except with the prior written consent of Lender, which consent shall not be unreasonably withheld.

            (d) Other than in connection with the Merger or the issuance of preferred or common stock that does not result in a Change of Control of Borrower, amend, restate or otherwise modify, or violate any terms of, its Organizational Documents in any manner that affects the Lender without the prior written consent of Lender, which consent will not be unreasonably withheld.

            (e) Become or agree to become a general or limited partner in any general or limited partnership, or a member in a limited liability company or a joint venturer in any joint venture not engaged principally in the business of Destia or its Subsidiaries as currently conducted or related to the telecommunications industry.

            (f) Acquire or purchase substantially all of the stock, partnership, membership or other ownership interests in, or substantially all of the business, assets, customers or operations of, any other entity not engaged principally in the business of Destia or its Subsidiaries as currently conducted or related to the telecommunications industry.

            (g) Enter into any new business other than those related to the telecommunications industry.

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                                      -63-
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Destia and the other Borrowers acknowledge that if Lender does not consent to the Merger within ninety (90) days of the consummation of the Merger, Lender shall have the right to require Destia to prepay all amounts owed hereunder in accordance with the terms of Section 2.04(b), and Lender's execution of this Loan Agreement shall not operate as a consent of Lender to the consummation of the Merger.

      8.06. Limitation on Equity Payments. Make any Equity Payment, except that, as long as no Default or Event of Default has occurred and is continuing, or would be caused thereby, and if no other provision contained herein will be violated by the disbursement of such Equity Payment, Borrower may make Equity Payments described on Schedule 8.06 hereto. Before making any Equity Payment in accordance with this Section 8.06, Borrower shall deliver to Lender a certificate of a Responsible Officer of Borrower, setting forth in detail the calculation supporting the Borrower's compliance with the financial covenants in
Schedule 7.15, stating that no Material Adverse Change has occurred since the date of the latest financial statement delivered pursuant to Section 7.01(a), and stating that no Default or Event of Default has occurred and is continuing or will be caused by such Equity Payment.

      8.07. Limitation on Investments, Advances and Loans. (i) Organize, create, acquire, capitalize or own any Subsidiaries not engaged principally in the business of Destia or its Subsidiaries as currently conducted or as otherwise in the telecommunications business without Lender's prior written consent, or (ii) make or commit to make any advance, loan, guarantee of any Indebtedness, extension of credit or capital contribution to, or hold or invest in or purchase or otherwise acquire any stock, bonds, notes, debentures or other securities of, or make any other investment in, any Person (x) not engaged principally in the business of Destia or its Subsidiaries as currently conducted or otherwise in the telecommunications business (other than Permitted Investments) without Lender's prior written consent, and (y) other than on terms no more onerous to Destia or its Subsidiaries than if negotiated on an arms-length basis with an unrelated person.

      8.08. Capital Expenditures. Directly or indirectly make or commit to make any expenditure in excess of $250,000 in the aggregate in any fiscal year in respect of the purchase or other acquisition (including installment purchases or capital leases) of fixed or capital assets, except for capital expenditures in accordance with the business of Destia and its Subsidiaries as currently conducted or otherwise in the telecommunications business and normal replacements and maintenance which are properly charged to current operations; provided that the limitations of this section shall not apply during the High Yield Period.

      8.09. Limitation on Leases. Enter into any agreement, or be or become liable under any agreement, not in existence as of the date hereof and reflected on Destia's financial statements, for the lease, hire or use of any real or personal property in excess of $250,000 in the aggregate, including, without limitation, capital or operating leases, except that Destia

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                                      -64-
and its Subsidiaries may, in the ordinary course of business and on term standard in the industry, enter into leases or agreements (i) for the use of real property for the System or sales offices, (ii) for office space, office equipment, vehicles or tools, (iii) for the location and storage of the Collateral, and (iv) for the use of capacity in communication transmission facilities, such as but not limited to cables and satellites; provided that the limitations of this section shall not apply during the High Yield Period.

      8.10. Transactions with Affiliates. In the case of Destia and Restricted Subsidiaries directly or indirectly, enter into, renew or extend any transaction (including, without limitation, the purchase, sale, lease or exchange of property or assets, or the rendering of any service) with any holder (or any Affiliate of such holder) of 5% or more of any class of capital stock of Destia or with any Affiliate of Destia or any Restricted Subsidiary, except upon fair and reasonable terms no less favorable to Destia or such Restricted Subsidiary than could be obtained, at the time of such transaction or, if such transaction is pursuant to a written agreement, at the time of the execution of the agreement providing therefor, in a comparable arm's-length transaction with a Person that is not such a holder or an Affiliate.

      The foregoing limitation does not limit, and shall not apply to (i) transactions (A) approved by a majority of the disinterested members of the board of directors of Destia or (B) for which the Destia or a Restricted Subsidiary delivers to the Lender a written opinion of a nationally recognized investment banking firm stating that the transaction is fair to Destia or such Restricted Subsidiary from a financial point of view, (ii) any transaction solely between Destia and any of its Wholly Owned Restricted Subsidiaries or solely between Wholly Owned Restricted Subsidiaries, (iii) the payment of reasonable and customary regular fees to directors of the Borrower who are not employees of Destia, (iv) any payments or other transactions pursuant to any tax-sharing agreement between Destia and any other Person with which Destia files a consolidated tax return or with which Destia is part of a consolidated group for tax purpose, (v) any Restricted Payments not prohibited by Section
4.04 or 4.05 of the respective Indentures as each exists on the date hereof,
(vi) employment agreements with, and loans and advances to, officers and employees of Destia and its Restricted Subsidiaries, in each case in the ordinary course of business, (vii) customary indemnification arrangements in favor of directors and officers of Destia and its Restricted Subsidiaries,
(viii) those matters listed on Schedule 8.10 hereto, or (ix) the Merger. Notwithstanding the foregoing, during the High Yield Period, any transaction covered by the first paragraph of this Section 8.10 and not covered by clauses
(ii) through (vi) of this paragraph, the aggregate amount of which exceeds $3,000,000 in value, must be approved or determined to be fair in the manner provided for in clause (i)(A) or (B) above.

      8.11. Termination of NTI Purchase Agreement. Fail to satisfy its purchase obligations under the NTI Purchase Agreement, or terminate the NTI Purchase Agreement prior to the earlier of (i) completion of and acceptance of the NTI Equipment to be acquired thereunder, or (ii) the Financing Termination Date.

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                                      -65-

      8.12. Removal of Collateral. Remove any material part of the Collateral (except for sales or leases of Inventory in the ordinary course of business) from the locations identified on Schedule 4.26, without giving Lender thirty
(30) days prior written notice of such move and ensuring that any steps the Lender may deem necessary to continue the perfection and priority of Lender's security interest in the Collateral shall have been taken. Notwithstanding the terms of any other section of this Agreement, no part of any Collateral may be removed from locations identified on Schedule 4.26 (or such other location as may be permitted after compliance with Section 8.12), to any other location identified on Schedule 4.26 (or such other location to which such Collateral has been relocated after compliance with Section 8.12) without first complying again with the requirements of Section 8.12 in connection with each relocation.

      8.13. Assumed Names. Without giving Lender at least thirty (30) days advance written notice of such change and ensuring that any steps that Lender may deem necessary to continue the perfection and priority of Lender's security interests in the Collateral shall have been taken, transact or engage in business under any assumed name, fictitious name, tradestyle or "d/b/a," except those identified on Schedule 4.29, and provided further that this limitation does not apply to any Subsidiary of Borrower.

      8.14. Employment of, or Competition by, Key Employees. Prior to the completion of the Merger, (i) cease to employ on a full time basis Alfred West (other than by reason of his death or disability) or (ii) suffer to exist any material competition by any of Gary Bondi, Alfred West or Steven West with the business conducted now or hereafter by Destia directly or through a Subsidiary.

      8.15. Restrictions on the upstreaming of revenue by Subsidiaries to Destia. Create otherwise cause or permit to exist or become effective any encumbrance or restriction on the ability of any Subsidiary to (i) pay dividends or make any other distributions on or in respect of its capital stock; (ii) make loans or advances or to pay any indebtedness or other obligation owed to a Borrower; or (iii) transfer any of its property or assets to a Borrower, except for encumbrances or restrictions existing under or by reason of: (1) applicable law; (2) customary non-assignment provisions of any contract or any lease governing a leasehold interest of Subsidiary; or (3) existing terms of an agreement, including without limitation the Indentures, as of, the date of this Agreement.

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                                      -66-
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                    ARTICLE 9: EVENTS OF DEFAULT AND REMEDIES

      9.01. Events of Default. An Event of Default shall mean the occurrence or existence of one or more of the following events or conditions (whatever the reason for such Event of Default and whether voluntary, involuntary or effected by operation of Law):

            (a) Payment Default. If a Borrower fails to pay any sum, whether of principal or interest on any Note or any prepayment premiums, or any other amount due hereunder or under any Note within ten (10) calendar days after such amount becomes due; or

            (b) False Statement. If any statement, representation or warranty made by any Borrower in any Loan Document or made in any financial statement, certificate, report, exhibit or document furnished to Lender pursuant to any Loan Document, proves to have been untrue, incomplete, false or misleading in any material respect as of the time when made and shall not have been corrected or remedied to the satisfaction of Lender within twenty (20) calendar days after the earlier of Borrower's knowledge thereof or receipt of written notice thereof from Lender; or

            (c) Covenant Defaults. (i) If Borrower defaults in the performance or observance of any covenant or agreement in this Agreement, and such default continues for a period of twenty (20) calendar days after the earlier of Borrower's knowledge thereof or receipt of written notice from Lender thereof, except for violations of Section 7.08(d), which shall become an Event of Default at the end of the sixty (60) day period stated therein and except for specific Defaults listed elsewhere in this Section 9.01, as to which no notice or cure period shall apply unless specified; or

            (ii) If Destia defaults in the observance of the covenant set forth in Schedule 7.15(e) at the end of any fiscal quarter occurring on or after the Adjusting Fiscal Quarter.

            (d) [INTENTIONALLY OMITTED]

            (e) Undischarged Judgments. If one or more judgments for the payment of money has been entered against Destia or any Subsidiary in an amount in excess of $1,000,000, and such judgment or judgments have remained undischarged and unstayed for a period of thirty (30) calendar days, unless the validity thereof is contested in compliance with Section 7.08 hereof; or

            (f) Attachments, etc. If one or more writs or warrants of attachment,

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                                      -67-
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      garnishment, execution, distraint or similar process with respect to obligations of Destia or any Subsidiary in excess of $250,000 individually or in the aggregate have been issued against Destia or any Subsidiary or any of their respective properties which have remained undischarged and unstayed for a period of thirty (30) consecutive days and are not being contested in compliance with Section 7.08 hereof; or

            (g) Default Under Third Party Agreements. If one or more defaults, or events or conditions which with notice or lapse of time or both would become a default, occur that give(s) the creditor the right to accelerate in respect of any other obligation(s) of Destia or any Subsidiary for borrowed money (including lease obligations) in the amount of $1,000,000 individually or in the aggregate; or

            (h) Dissolution; Discontinuance of Business, Etc. Destia or any other Borrower discontinues its usual business, dissolves, has its Organizational Document revoked, winds up or liquidates itself or its business, except as such acts may occur in connection with an Affiliate Transaction; or

            (i) Involuntary Bankruptcy or Receivership Proceedings. If a receiver, custodian, liquidator, or trustee of Destia or any Subsidiary or of any substantial part of its respective property is appointed by the order or decree of any court or agency or supervisory authority having jurisdiction; or an order is entered adjudicating Destia or any Subsidiary as bankrupt or insolvent; or any substantial part of the property of Destia or any Subsidiary is sequestered by court order; or a petition is filed against any Borrower under any state or federal bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution, liquidation, or receivership law of any jurisdiction, whether now or hereafter in effect and such petition is not dismissed within 30 days of filing; or

            (j) Voluntary Bankruptcy. If Destia or any Subsidiary takes affirmative steps to prepare to file, or files, a petition in voluntary bankruptcy or to seek relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution, or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing of any petition against it under any such law; or

            (k) Assignments for Benefit of Creditors, Etc. If Destia or any Subsidiary makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due, or consents to the appointment of a receiver, trustee, or liquidator of itself or of all or any part of its properties; or

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

            (l) Non-compliance with Governmental Requirements. If Destia or any Subsidiary fails to comply with any requirement of any Governmental Authority within twenty (20) calendar days after notice in writing of such requirement shall have been given to Borrower by such Governmental Authority, or such longer period of time permitted Borrower by such Governmental Authority, unless the effect of such noncompliance in Lender's sole judgment would not have a Material Adverse Effect; or

            (m) Regulatory Authorizations. If any Regulatory Authorization in connection with this Agreement or any other Loan Document or any such Regulatory Authorization now or hereafter necessary or advisable to make this Agreement or the other Loan Documents legal, valid, enforceable and admissible in evidence or to permit any Borrower to conduct its business is not obtained or has ceased to be in full force and effect or has been modified or amended or has been held to be illegal or invalid or is revoked or terminated and, after notice from Lender, is not being contested by Destia in compliance with Section 7.08 hereof and Lender has reasonably determined in good faith (which determination shall be conclusive) that such event or occurrence may have a Material Adverse Effect; or

            (n) Damage or Destruction. If the proceeds of any physical damage insurance actually paid in respect of the partial or total damage or destruction of the Collateral, together with any other cash or other readily available funds, are insufficient to cover the cost of the restoration thereof or such damage or destruction is so extensive that repair or restoration reasonably cannot be effected within a time period short enough to prevent a Material Adverse Effect;

            (o) Landlord Waivers. If any Borrower fails to provide the Landlord Waivers required hereunder and Lender determines in its sole discretion that such failure results in a material impairment of Lender's security for the Loans; or

            (p) Change in Control. If any Change in Control, other than as a result of the Merger, should occur without Lender's prior written consent, which may be withheld in Lender's sole and absolute discretion, or if any Borrower (other than Destia) ceases to be a Subsidiary of Destia; or

            (q) ERISA Defaults. Except as does not reject in a Material Adverse Effect, if, with respect to any Plan, (i) there has occurred a Reportable Event being considered by the PBGC which may reasonably result in any material liability to the PBGC with respect to any Plan, (ii) a Plan has been terminated not in compliance with ERISA, (iii) a trustee has been appointed by a United States District Court to administer a Plan, (iv) a PBGC or any other person has instituted proceedings to terminate a Plan or to appoint a trustee to administer any such Plan, (v) either the Borrower or any

                                               ---------------------------------
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                                               Lender's Initials:
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                                      -69-

      Affiliate has withdrawn, completely or partially, from any Plan, (vi) either the Borrower or any Affiliate has incurred secondary liability for withdrawal liability payments under any Plan or (vii) a Plan has failed to meet the minimum funding standards established under the Code or ERISA; or

            (r) Defaults Under Other Loan Documents. If any default, misrepresentation or breach should occur under any Security Document or other Loan Document and is not cured or waived within the time permitted therein, or any such Loan Documents should cease to be in full force and effect, or any party thereto should assert any unenforceability of, or deny liability on, or admit inability to perform under, any such Loan Document.

      9.02. Consequences of an Event of Default. If any Event of Default shall occur and be continuing or shall exist, Lender shall be under no further obligation to make Advances hereunder, any remaining commitment hereunder shall immediately terminate, with no further notice, and Lender may, by notice to Destia, as agent for each Borrower, declare the unpaid principal amount of each Note, interest accrued thereon and all other amounts owing by such Borrower hereunder or under each Note to be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived, and an action therefor shall immediately accrue. Such consequences shall occur automatically upon the occurrence of an Event of Default under Section 9.01 (h), (i), (j) or (k), without any notice or demand. Upon the occurrence of an Event of Default, Lender may, in its sole discretion, exercise any and all remedies available to it under this Article 9 or under any of the Loan Documents or under applicable law without further notice or period of grace or opportunity to cure.

      9.03. Exercise of Rights. Subject to any requirements for FCC or other governmental approval upon the occurrence of any Event of Default, the rights, powers and privileges provided in this Section and all other remedies available to Lender under this Agreement or by statute or by rule of law may be exercised by Lender at any time from time to time whether or not the Obligations shall be due and payable, and whether or not Lender shall have instituted any foreclosure or other action for the enforcement of this Agreement or any Note. No failure to exercise nor any delay in exercising on the part of Lender, any right, remedy, power or privilege hereunder or under any of the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or future exercise thereof or the exercise of any other right, remedy, power or privilege.

      9.04. Rights of Secured Party; Possession or Sale of Collateral. Without limiting the generality of the foregoing, Lender shall have all the rights and remedies of a secured party under the UCC, and Lender may, without demand and without advertisement or notice, except as may be required by Section 9-504(3) of the UCC, all of which the Borrowers waive,

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------
except as may be required by Section 9-504(3) of the UCC, at any time or times, sell and deliver any or all Collateral held by or for it at public or private sale, for cash, upon credit or otherwise, at such prices and upon such terms as Lender deems advisable, in its sole discretion, and/or collect, or enforce the collection of, the Collateral. Lender may be the purchaser at any such sale. Upon the occurrence of an Event of Default and upon Lender's request, the Borrowers shall assemble, at its own expense, any or all Collateral owned by such Borrower at a convenient place acceptable to Lender and shall pay to Lender or reimburse Lender for, on demand, all costs of collection of all amounts due, and enforcement of all rights hereunder, including reasonable attorneys' fees and legal expenses, and expenses of any repairs to any realty or other property to which any of such Collateral may be affixed. Upon an Event of Default Lender may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, enter upon any premises where any of the Collateral may be located and take possession of and remove such Collateral.

      9.05. Notices, Etc. Waived. Except as expressly provided in this Article 9, the Borrowers hereby expressly waive, to the fullest extent permitted by applicable law, presentment, demand, protest, any and all notices of any kind, advertisements, hearing or process of law in connection with the exercise by Lender of any of its rights and remedies upon the occurrence of an Event of Default. If any notification of intended disposition of any of the Collateral is required by law, such notification shall be deemed reasonably and properly given if given in accordance with Section 10.06 hereto at least ten (10) days before such disposition.

      9.06. Additional Remedies. Lender's remedies upon the occurrence and during the continuance of an Event of Default shall include, in addition to, and not in lieu of, such remedies as are available at law or in equity or provided for in any of the Loan Documents, the following:

            (a) Foreclosure; Receivership. Lender shall be entitled to file one or more suits at law or in equity against the applicable Borrower to collect such Borrower's Obligations and/or to foreclose on Lender's Liens on and security interests created by this Agreement or the Security Documents. Lender may apply or require the Borrowers to apply for any necessary transfers, assignments, orders, consents or licenses in connection with the operation or abandonment of the Collateral or any part thereof, and the Lender shall also be entitled as a matter of right and without notice and without requiring bond (notice and bond being hereby waived), without regard to the solvency or insolvency of the Borrowers at the time of application and without regard to the value of the Collateral at that time, to have a receiver appointed by a court of competent jurisdiction in order to manage, protect, and preserve the Collateral and to continue the operation of the business of the Borrowers, and to collect all revenues and profits thereof and apply the same to the payment of all

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------
      expenses and other charges of such receivership until the sale or other final disposition of the Collateral. The Borrowers hereby consent to the appointment of such receiver.

            (b) Right to Cure. Following the occurrence and during the continuance of an Event of Default, if Borrower fails in any material respect to perform or comply with any of its agreements contained herein or in any of the other Loan Documents, Lender may take whatever actions it may deem appropriate to perform or comply or otherwise cause performance or compliance with such agreement, all at the risk, cost and expense of Borrower.

            (c) Setoff. If the unpaid principal amount of any Note, interest accrued thereon or any other amount owing by any Borrower hereunder or under any Note shall have become due and payable (by acceleration or otherwise), Lender shall have the right, in addition to all other rights and remedies available to it, without notice to any Borrower, to setoff against and to appropriate and apply to such due and payable amounts any debt owing to, and any other funds held in any manner for the account of, such Borrower by Lender. Such right shall exist whether or not Lender shall have given notice or made any demand hereunder or under such Note, whether or not such debt owing to or funds held for the account of such Borrower is or are matured or unmatured, and regardless of the existence or adequacy of any collateral, guaranty or any other security, right or remedy available to Lender. The Borrowers hereby consent to and confirm the foregoing arrangements and confirms Lender's rights of setoff.

      9.07. Application of Proceeds. Any proceeds of any of the Collateral, received by Lender through sale or disposition of the Collateral or otherwise, may be applied by Lender toward the payment of the Obligations, including expenses in connection with the Collateral (including reasonable fees and legal expenses) in such order of application as Lender may from time to time elect.

      9.08. Discontinuance of Proceedings. If Lender should proceed to enforce any right or remedy under this Agreement or any other Loan Document, and then discontinue or abandon such proceeding for any reason, all rights, powers and remedies of Lender hereunder shall continue as if no such proceeding had been taken.

      9.09. Power of Attorney. For the purpose of carrying out the provisions and exercising the rights, powers and privileges granted by the Loan Documents, including, without limitation, this Article 9, the Borrowers hereby irrevocably constitute and appoint Lender its true and lawful attorney-in-fact to execute, acknowledge and deliver any instruments and do and perform any acts such as are referred to in the Loan Documents, including, without limitation, this Article 9, in the name and on behalf of such Borrower,

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------
from time to time in Lender's reasonable discretion after the occurrence and during the continuance of an Event of Default, in accordance with the Loan Documents and any statute or rule of law. This power of attorney is a power coupled with an interest and cannot be revoked. The Borrowers hereby ratify all that said attorney-in-fact shall lawfully do or cause to be done by virtue and in accordance with the terms hereof.

      Without limiting the generality of the foregoing, Lender may after the occurrence and during the continuance of an Event of Default do the following without notice to or assent by any Borrower to accomplish the purposes of this
Agreement:

      (a) upon failure of a Borrower to timely pay or discharge taxes or Liens levied or placed on or threatened against the Collateral or maintain insurance on the Collateral, pay and discharge such taxes or Liens, effect any repairs on the Collateral and/or pay the premiums for any insurance called for by the terms of this Loan Agreement or any other Loan Document;

      (b) (i) direct any party liable for any payment on any Collateral to make payment of any and all monies due and to become due thereunder directly to Lender or as Lender shall direct; (ii) in the name of a Borrower or its own name or otherwise, take possession of and endorse and collect any checks, drafts, notes, acceptances, or other instruments for the payment of monies due under, or otherwise receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with the Collateral; (iv) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect all or any of the Collateral and to enforce any other right in respect of any Collateral; (v) defend any suit, action or proceeding brought against a Borrower with respect to any Collateral; (vi) settle, compromise or adjust any suit, action or proceeding described above upon commercially reasonable terms under the circumstances and, in connection therewith, give such discharges or releases as Lender may reasonably deem appropriate; and (vii) generally sell, use, operate, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and, at Lender's option and the applicable Borrower's expense, at any time or from time to time after the occurrence and during the continuance of an Event of Default, all other acts and things that Lender reasonably deems necessary to protect, preserve or realize upon the Collateral and Lender's security interest therein, in order to effect the intent of this Agreement and the other Loan Documents all as fully and effectively as the applicable Borrower might do.

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

      9.10. Regulatory Matters. Notwithstanding any provision to the contrary contained herein, Lender will not exercise any right or remedy under this Agreement that requires prior FCC or PUC approval without first obtaining such approval. If counsel to Lender reasonably determines that the consent of the FCC or PUC is required in connection with any of the actions that may be taken by Lender in the exercise of its rights hereunder or under any of the other Loan Documents, then the Borrowers, at its sole cost and expense, agrees to use its best efforts to secure such consent and to cooperate with Lender in any action commenced by Lender to secure such consent. Upon the occurrence and during the continuation of an Event of Default, the Borrowers shall promptly execute and/or cause the execution of all applications, certificates, instruments and other documents and papers that may be required in order to obtain any necessary governmental consent, approval or authorization, and if any Borrower fails or refuses to execute such documents, the clerk of the court with jurisdiction may execute such documents on behalf of such Borrower.

      9.11. Currency Matters. If, for the purposes of obtaining judgment in respect of any claim under this Agreement in any court, it is necessary to convert a sum due hereunder to Lender in any currency (the "Original Currency") into another currency (the "Other Currency"), the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures Lender could purchase the Original Currency with the Other Currency on the Business Day preceding that on which final judgment is paid or satisfied.

The obligations of a Borrower in respect of any sum due in the Original Currency from it to the Lender under the Loan Agreement shall, notwithstanding any judgment in any Other Currency, be discharged only to the extent that on the business day following receipt by the Lender of any sum adjudged to be so due in such Other Currency, the Lender may in accordance with normal banking procedures purchase the Original Currency with such Other Currency. If the amount of the Original Currency so purchased is less than the sum originally due to the Lender in the Original Currency, the Borrowers shall, as a separate obligation and notwithstanding any such judgment, jointly and severally, indemnify the Lender against such loss, and if the amount of the Original Currency so purchased exceeds the sum originally due to the Lender in the Original Currency, the Lender shall remit such excess to the Borrower.

                  ARTICLE 10: GENERAL CONDITIONS/MISCELLANEOUS

      The following conditions shall be applicable throughout the term of this
Agreement:

      10.01. Modifications and Waivers. This Agreement, the other Loan Documents, or any provision thereof may not be changed, waived or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------
or termination is sought. No action or course of dealing on the part of Lender, its officers, employees, consultants, or agents, nor any failure or delay by Lender with respect to exercising any right, power, or privilege of Lender under any Note, this Agreement, or any other Loan Document shall operate as a waiver thereof, except as otherwise provided in this Agreement. Any waiver shall be effective only to the extent and for the instance specifically identified in such writing, and shall not be deemed to imply any future waivers or other waivers. No amendment to the Loan Documents shall be effective without written agreement signed by all Borrowers and Lender.

      10.02. Advances Not Implied Waivers. No waiver of the requirements contained in any Loan Document shall be effective unless in writing duly signed by Lender. No Advance hereunder shall constitute a waiver of any of the conditions of Lender's obligation to make further Advances nor, in the event any Borrower is unable to satisfy any such condition, shall any waiver of such condition have the effect of precluding Lender from thereafter declaring such inability to be an Event of Default as herein provided. Any Advance made by Lender and any sums expended by Lender pursuant to the Loan Documents shall be deemed to have been made pursuant to this Agreement, notwithstanding the existence of an uncured Default or Event of Default. No Advance at a time when an Event of Default exists shall constitute a waiver of any right or remedy of Lender existing by reason of such Event of Default, including, without limitation, the right to accelerate the maturity of the Indebtedness evidenced by each Note or to foreclose the Lien on the Collateral or to refuse to make further advances hereunder.

      10.03. Deviation from Covenants. The procedure to be followed by a Borrower to obtain the consent of Lender to any deviation from the covenants contained in this Agreement or any other Loan Document shall be as follows:

            (a) Such Borrower shall send a written notice to Lender setting forth (i) the covenant(s) relevant to the matter, (ii) the requested deviation from the covenant(s) involved, and (iii) the reason for the requested deviation from the covenant(s); and

            (b) Lender, within a reasonable time, will send a written notice to such Borrower, permitting or refusing the request, but in no event will any deviation from the covenants of this Agreement or any other Loan Document be effective without the express prior written consent of Lender. Lender's failure to provide such written notice shall be deemed a refusal of such request.

      10.04. Holidays. Except as otherwise provided herein, whenever any payment or action to be made or taken hereunder or under any Note shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

                                               ---------------------------------
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                                               Lender's Initials:
                                               ---------------------------------

      10.05. Records. From time to time Lender may send a Borrower statements of the unpaid principal amount of a Note, the unpaid interest accrued thereon, the Interest Rate or rates applicable to such unpaid principal amount, the duration of such applicability, and the amount remaining available on any Loan, and each statement shall be deemed correct and conclusively binding on Borrower (absent manifest error) unless a Borrower notifies Lender of an error in the statement in writing within thirty (30) days of the date of any such statement is provided to a Borrower.

      10.06. Notices. All notices, requests, demands, directions and other communications (collectively, "notices") required under the provisions of this Agreement or any other Loan Document shall be in writing (including communication by facsimile transmission) unless otherwise expressly permitted hereunder and shall be sent by hand, by registered or certified mail return receipt requested, by overnight courier service maintaining records of receipt, or by facsimile transmission with confirmation in writing mailed first-class, in all cases with charges prepaid, and any such properly given notice shall be effective upon the earlier of receipt or (i) when delivered by hand, or (ii) the third Business Day after being mailed, or (iii) the following Business Day if sent by overnight courier service, or (iv) when sent by facsimile, answer back received. All notices shall be addressed as follows:

      If to Borrower, to the Notice Address set forth on Schedule 1, with copies, if any, as set forth on Schedule 1.

        If to Lender:       NTFC Capital Corporation
                            501 Corporate Centre Drive, Suite 600
                            Franklin, Tennessee 37067
                            Attention: Legal Department
                            Telecopy: (615) 771-6100

        With a copy to:     NTFC Capital Corporation
                            501 Corporate Centre Drive, Suite 600
                            Franklin, Tennessee 37067
                            Attention: Manager, Credit
                            Telecopy: (615) 771-6143

                            and

                              TFS Portfolio Management
                              10 Riverview Drive
                              Danbury, CT 06810

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

      All notices shall be sent to the applicable party at the address stated above or in accordance with the last unrevoked written direction from such party to the other party hereto, given in accordance with the terms hereof.

      10.07. FCC and PUC Approval. The exercise of any rights or remedies hereunder or under any other Loan Document by Lender that may require FCC or PUC approval shall be subject to obtaining such approval. Pending the receipt of any PUC or FCC approval, the Borrowers shall not do anything to delay, hinder, interfere with or obstruct the exercise of Lender's rights or remedies hereunder or the obtaining of such approvals.

      10.08. Lender Sole Beneficiary. All conditions of the obligation of Lender to make any Advances hereunder are imposed solely and exclusively for the benefit of Lender and its assigns and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make any Advances in the absence of strict compliance with any or all such conditions, and no Person shall under any circumstances be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender at any time if in its sole discretion it deems it advisable to do so. Inspections and approvals of the System, and the workmanship and materials used therein impose no responsibility or liability of any nature whatsoever on Lender, and no Person shall, under any circumstances, be entitled to rely upon such inspections and approvals by Lender for any reason. Lender's sole obligation hereunder is to make the Advances if and to the extent required by this Agreement or any Note.

      10.09. Lender's Review of Information. The Borrowers acknowledge and agree that any review or analysis by Lender of financial information, operating information, marketing data or other information provided to Lender by or on behalf of a Borrower at any time is and shall be conducted solely for Lender's benefit and internal use and that Lender is under no duty or obligation to make the results of such review or analysis available to the Borrowers. The Borrowers are not relying, and will not rely, on Lender for financial or business advice.

      10.10. No Joint Venture. Nothing in any of the Loan Documents or in this Agreement shall be deemed to constitute any kind of partnership, joint venture or fiduciary relationship between the Lender and the Borrowers or between the Lender and any Owners.

      10.11. Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement or the other Loan Documents shall be held invalid or unenforceable in whole or in part in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof or thereof in any jurisdiction.

      10.12. Rights Cumulative. All rights, powers and remedies herein given to Lender are

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------
cumulative and not alternative, and are in addition to all statutes or rules of law.

      10.13. Duration; Survival. All representations and warranties of the Borrowers contained herein or made in connection herewith shall survive the making of and shall not be waived by the execution and delivery of this Agreement and the other Loan Documents, any investigation by Lender, or the making of any Advances hereunder. All covenants and agreements of the Borrowers contained herein shall continue in full force and effect from and after the date hereof so long as it may borrow hereunder and until payment in full of each Note, interest thereon, all fees and all other Obligations. Without limitation, it is understood that all obligations of the Borrowers to make payments to or indemnify Lender shall survive the payment in full of each Note and of all other Obligations.

      10.14. Governing Law. This Agreement and each Note and each of the other Loan Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, except to the extent that the laws of jurisdictions where the Collateral is located may be required to apply to the Collateral.

      10.15. Counterparts. This Agreement may be executed in any number of counterparts (by facsimile transmission or otherwise) and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

      10.16. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Lender and the Borrowers and their respective successors and assigns; provided, however, that no Borrower may assign or transfer any of its rights or obligations hereunder or under the other Loan Documents (in whole or in part), except to its successor in an Affiliate Transaction, without the prior written consent of Lender. Lender may assign, transfer or pledge any of its respective rights or obligations hereunder or under the other Loan Documents upon notice to, but without the prior written consent of, Borrower. Upon receipt of written notice from Lender of such assignment, the Borrowers shall promptly acknowledge receipt thereof in writing. If Borrower is given written notice of any assignment, it shall perform its obligations with respect to this Agreement for the ratable benefit of the applicable assignee(s), and, if so directed, shall pay all amounts due or to become due hereunder directly to the applicable assignee(s) or to any other party designated by such assignee(s). The Borrowers shall not assert against any such assignee any set-off, defense or counterclaim that the Borrowers may have against Lender or any person other than such assignee. The Borrowers shall also execute and deliver to Lender such documentation as any such assignee may reasonably require, including but not limited to amended promissory notes and acknowledgment of or consent to the assignment which may require the Borrowers to make certain representations or reaffirmations as to some of the basic terms and covenants contained herein. Lender shall not be relieved of its obligations hereunder as a result of any such sale, assignment, transfer, grant or pledge, unless such assignee specifically assumes all or

                                               ---------------------------------
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                                               Lender's Initials:
                                               ---------------------------------
part of Lender's future obligations hereunder in a writing, a copy of which shall be delivered to Borrowers, in which event after the date of such assignment, Borrowers' obligations to any such assignee shall be proportionately as set forth herein with respect to Lender, and Borrowers shall not look to Lender to perform any of such assignee's obligations hereunder which arise after the date thereof. Any assignee shall be entitled to rely on Borrowers' agreements as stated herein, as applicable, and shall be considered a third party beneficiary thereof. Except to the extent otherwise required by the context of this Agreement, the word "Lender" where used in this Agreement shall mean and include any holder of any Note originally issued to Lender hereunder, and any such holder of any Note shall be bound by and have the benefits of this Agreement the same as if such holder had been a signatory hereto.

      10.17. Participation. Lender shall have the right to enter into one or more participation agreements, syndication agreements or similar agreements with one or more participating lenders or other parties approved by Lender on such terms and conditions as Lender shall deem advisable, provided that any Person shall invest a minimum amount of $5,000,000. The Borrowers shall furnish a sufficient number of copies of reports and certificates to Lender so that Lender and each participating lender shall receive a copy of each such document.

      10.18. Time of Essence. Time is of the essence of this Agreement and each Note and the other Loan Documents.

      10.19. Disclosures and Confidentiality.

            (a) Borrower agrees that it will obtain Lender's written consent before using or generating any press release, advertisement, publicity materials or other publication in which the name (except as permitted by Section 10.19(b)) or logo of Lender or any of its Affiliates is used or may be reasonably inferred, and will not distribute any such materials in the absence of such prior written approval.

            (b) Each of the Borrowers agree that it will not, directly or indirectly, disclose to any third party the terms of this Agreement or the other Loan Documents or prior or future correspondence relating thereto, or the transactions contemplated hereby, or any other information regarding Lender or its Affiliates learned by Borrower during the course of negotiation thereof. The term "third party" shall exclude only the Borrowers, their Affiliates, underwriters, prospective investors, and prospective lenders, and their respective attorney(s) and certified public accountant(s). This Section 10.19(b) shall not restrict the disclosure of information if such disclosure is required by law, by order of any court or by the order, rule or regulation of any administrative agency, including without limitation any requirements of the FCC, any PUC, or any state or federal securities commissions (the "Commissions"); provided,

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------
      however, that, except for disclosures required by the FCC, PUC or Commissions, Borrower shall provide Lender with advance notice of any such required disclosure of information so that Lender may seek an appropriate protective order and/or waive compliance with this Section. Borrower shall not oppose any action taken by Lender to obtain an appropriate protective order or other reliable assurance that the information will be accorded confidential treatment. The obligations set forth in this Section 10.19(b) shall survive the termination of this Agreement.

            (c) The disclosure of information by either Lender or the Borrowers will not be restricted under this Agreement if such information (i) has been or becomes published or is now, or in the future, in the public domain through (A) no fault of the parties, (B) disclosure other than unauthorized disclosure by the party to whom the information is disclosed, or (C) disclosure to third parties by the disclosing party without similar restriction; (ii) is property (other than proposal letters, commitment letters or other correspondence between Lender and the Borrowers) within the legitimate possession of the receiving party prior to disclosure hereunder; (iii) subsequent to disclosure hereunder, is lawfully received from a third party having rights therein without restriction of the third party's or receiving party's rights to disseminate the information and without notice of any restriction against its further disclosure; (iv) is disclosed with the written approval of the other party; or (v) is or becomes publicly available free of any obligation to keep it confidential.

            (d) The Borrowers authorize Lender to discuss with and furnish to any Affiliate of the Lender, to any government or self-regulatory agency with jurisdiction over the Lender, to any other Governmental Authority or to any assignee, successor, participant, successor, or prospective assignee, successor or participant, all financial statements, audit reports and other information pertaining to the Borrowers and/or their Subsidiaries whether such information was provided by Borrower or prepared or obtained by the Lender or third parties. Neither the Lender nor any of its employees, officers, directors or agents makes any representation or warranty to any existing or prospective assignee, successor or participant regarding any audit reports or other analyses of the Borrowers that the Lender may distribute, whether such information was provided by the Borrowers or prepared or obtained by the Lender or third parties, nor shall the Lender or any of its employees, officers, directors or agents be liable to any Person receiving a copy of such reports or analyses for any inaccuracy or omission contained in such reports or analyses or relating thereto.

            (e) Every reference in this Agreement to disclosures of the Borrowers to Lender (except the financial statements), to the extent that such references refer or are intended to refer to disclosures at or prior to the execution of this Agreement, shall be deemed strictly to refer only to written disclosures delivered to Lender concurrently with the execution of this Agreement and referred to specifically in the Loan

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

      Documents. The parties intend that such disclosures are to be limited to those presented in an orderly manner at the time of executing this Agreement and are not to be deemed to include expressly or impliedly any disclosures that previously may have been delivered from time to time to Lender, except to the extent that such previous disclosures are again presented to Lender in writing concurrently with the execution of this Agreement.

      10.20. Jurisdiction and Venue. THE BORROWERS HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF THE COURTS LOCATED IN DAVIDSON COUNTY, TENNESSEE, INCLUDING WITHOUT LIMITATION FEDERAL COURTS SITTING IN THE MIDDLE DISTRICT OF TENNESSEE AND THE CHANCERY COURTS FOR DAVIDSON COUNTY, TENNESSEE, AND WILLIAMSON COUNTY, TENNESSEE, FOR ANY SUIT BROUGHT OR ACTION COMMENCED IN CONNECTION WITH THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE OBLIGATIONS, AND AGREES NOT TO CONTEST VENUE IN ANY SUCH COURTS. In any such litigation, the Borrowers waive personal service of any summons, complaint or other process, and agrees that the service thereof may be made by certified or registered mail direct to Borrower at its address set forth in Section 10.06 hereof. Within thirty (30) days after such mailing, the Borrowers shall appear and answer to such summons, complaint or other process. Should Borrower fail to appear or answer within the said 30-day period, then such party shall be deemed in default and judgment may be entered against the Borrowers for the amount or other relief as demanded in any summons, complaint or other process so served. In the alternative, in its sole discretion, Lender may effect service upon the Borrowers in any other form or manner permitted by law. The choice of forum set forth herein shall not be deemed to preclude the enforcement of any judgment obtained in such forum or the taking of any action under this Agreement to enforce the same in any appropriate jurisdiction.

      10.21. Jury Waiver. BORROWER AND LENDER HEREBY KNOWINGLY AND WILLINGLY WAIVE THEIR RIGHTS TO DEMAND A JURY TRIAL IN ANY ACTION OR PROCEEDING INVOLVING THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, THE OBLIGATIONS, OR ANY RELATIONSHIP BETWEEN THE LENDER AND BORROWERS. THE BORROWERS WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

      10.22. Limitation on Liability. LENDER SHALL HAVE NO LIABILITY UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS FOR SPECIAL, EXEMPLARY, PUNITIVE, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES OF ANY SORT IN ANY SUIT BROUGHT OR ACTION COMMENCED IN CONNECTION WITH THIS AGREEMENT, THE OTHER LOAN

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

DOCUMENTS, OR THE OBLIGATIONS, AND, EXCEPT TO THE EXTENT PROHIBITED BY LAW, EACH PARTY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH ACTION ANY SPECIAL, EXEMPLARY, PUNITIVE, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES OF ANY SORT OTHER THAN ACTUAL DAMAGES.

      10.23. Borrowers Waivers. To the fullest extent permitted by law, the Borrowers hereby waive (i) presentment, demand and protest and notice of presentment, protest, default, non payment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Lender on which the Borrowers may in any way be liable and hereby ratifies and confirms whatever Lender may do in this regard; (ii) notice prior to taking possession or control of the Collateral or any bond or security which might be required by any court prior to allowing Lender to exercise any of Lender's remedies, including the issuance of an immediate writ of possession, except as expressly required in any of the Loan Documents; (iii) any marshalling of assets, or any right to compel Lender to resort first to any Collateral or other Persons before pursuing the Borrowers for payment of the Obligations and any defenses based on suretyship or impairment of Collateral; (iv) the benefit of all valuation, appraisement and exemption laws; (v) any right to require Lender to terminate its security interest in the Collateral or in any other property of the Borrowers until termination of this Agreement and the execution by the Borrower and by any person whose loans to the Borrowers are used in whole or in part to satisfy the Obligations, of an agreement indemnifying Lender from any loss or damage Lender may incur as the result of dishonored or unsatisfied items of any account debtor applied to the Obligations; and (vi) notice of acceptance hereof. The Borrowers acknowledge that the foregoing waivers are a material inducement to Lender's entering into this Agreement and that Lender is relying upon the foregoing waivers in its future dealings with the Borrowers.

      10.24. Schedules. The Schedules and Exhibits attached to this Agreement are an integral part hereof, and are hereby made a part of this Agreement.

      10.25. Agreement to Govern. In case of any conflict between the terms of this Agreement and any of the other Loan Documents, the terms of this Agreement shall govern.

      10.26. Entire Agreement. This Agreement, the other Loan Documents and other documents, agreements and certificates executed by the parties contemporaneously herewith or subsequent hereto constitute the entire agreement of the parties and supersede all prior understandings and agreements, written or oral, between the parties hereto relating to the subject matter hereof. Borrowers are not entering into this Agreement in reliance on statements or representations made by any Person other than as set forth herein.

      10.27. Several Obligations. The obligations of each Borrower hereunder and under

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------
the other Loan Documents to which such Borrower is a party shall be several and not joint obligations; provided, however that notwithstanding the foregoing, Destia shall be obligated jointly and severally for all obligations of all other Borrowers hereunder.

      10.28. Original Loan Agreement. Borrowers and Lender acknowledge and agree that the Original Loan Agreement shall be of no further force and effect and that, effective as of the date hereof, all Notes issued pursuant to the Original Loan Agreement shall be deemed to be issued hereunder.

         [END OF GENERAL TERMS AND CONDITIONS. NEXT PAGE IS SCHEDULE 1.]

                        [SIGNATURES ARE ON COVER PAGE. ]

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

                                                             SCHEDULE 1.01(a) TO
                                                     LOAN AND SECURITY AGREEMENT

                     BORROWER INFORMATION AND DEFINED TERMS

"Destia": Destia Communications, Inc., a Delaware corporation ("Destia")

Destia's federal employer/
      tax identification number: 11-3132722

Destia's chief executive offices (including county):
      95 Route 17 South
      Paramus, Bergen County, New Jersey 07652
      Telephone No.: (201) 226-4500
      Telecopy No.: (201) 226-4578

Destia's Notice Address:
      95 Route 17 South
      Paramus, Bergen County, New Jersey 07652
      Telephone No.: (201) 226-4500
      Telecopy No.: (201) 226-4578

The Equipment of Destia is located at:

      United States Locations
      -----------------------

60 Hudson Street                           600 South Federal Street
New York, New York County, New York 10013  Suite 205
                                           Chicago, Illinois  60605

Univision Center                           624 South Grand Avenue
2323 Bryan Street                          Suite 803
Suite 2650                                 Los Angeles, California  90017
Dallas, Texas  75201-2628

100 North Biscayne Boulevard               2000 "L" Street, NW
Suite 2110                                 Suite 620
Miami, Florida  33132                      Washington, DC  20036

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

      Foreign Locations
      -----------------

2 Exchange Tower                         16-22, Rue de Comediens
Harbour Exchange Sq.                     1000 Bruxelles
London  E1496B

Le Clemenceau 11                         55 Younge Street
Avenue Georges Clemenceau                Suite 1201
92021 Nanterre Cedex                     Toronto, Ontario, Canada  M5E1J4

"PUC": the term "PUC" shall include, without limitation, the New York Public Service Commission.

"Description of Business of Destia and all other Borrowers": The Borrowers provide local and long-distance U.S. domestic and international telecommunications service by means of either the resale of telecommunication services of other telephone carriers or as a facilities-based network provider of such services, all as further described in the Schedule 14A of Borrower, filed on October 18, 1999. In addition, the Borrowers provide other telecommunications equipment to its domestic and international customers, including, but not limited to, telephone calling card services. The Borrowers also own and lease submarine cable circuits between the U.S., U.K. and Continental Europe. The Borrowers provide international telephone service in Canada, the U.K., Austria, Belgium, France, Germany, Italy, Greece, Switzerland and The Netherlands through affiliated companies. The Borrowers intend to expand their New York-based operations both domestically and internationally. The Borrowers also intend to expand their U.K. and Continental European operations and other international points. The Borrowers expect that the foregoing expansions will require the Borrowers' acquisition of additional equipment and circuit facilities.

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

                                                             SCHEDULE 1.01(b) TO
                                                     LOAN AND SECURITY AGREEMENT

                         ADDITIONAL BORROWER INFORMATION

Borrower's federal employer/
      tax identification number:_____________________________________

Borrower's chief executive offices (including county):

            ---------------------------------------------------------

            ---------------------------------------------------------

            ---------------------------------------------------------

Borrower's official name:

            ---------------------------------------------------------

            ---------------------------------------------------------

            ---------------------------------------------------------

Any d/b/a name:

            ---------------------------------------------------------

Borrower's jurisdiction of formation:

            ---------------------------------------------------------

Borrower's Notice Address:

            ---------------------------------------------------------

            ---------------------------------------------------------

            ---------------------------------------------------------

            with copies to:

            ---------------------------------------------------------

            ---------------------------------------------------------

            ---------------------------------------------------------

The Equipment of this Borrower is located at:

            ---------------------------------------------------------

            ---------------------------------------------------------

            ---------------------------------------------------------

                       [TO BE COMPLETED FOR EACH BORROWER]

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

                                                             SCHEDULE 1.01(b) TO
                                                     LOAN AND SECURITY AGREEMENT

                         ADDITIONAL BORROWER INFORMATION

Borrower's federal employer/
      tax identification number:_____________________________________

Borrower's chief executive offices (including county):

            ---------------------------------------------------------

            ---------------------------------------------------------

            ---------------------------------------------------------

Borrower's official name:

            ---------------------------------------------------------

            ---------------------------------------------------------

            ---------------------------------------------------------

Any d/b/a name:

            ---------------------------------------------------------

Borrower's jurisdiction of formation:

            ---------------------------------------------------------

Borrower's Notice Address:

            ---------------------------------------------------------

            ---------------------------------------------------------

            ---------------------------------------------------------

            with copies to:

            ---------------------------------------------------------

            ---------------------------------------------------------

            ---------------------------------------------------------

The Equipment of this Borrower is located at:

            ---------------------------------------------------------

            ---------------------------------------------------------

            ---------------------------------------------------------

                       [TO BE COMPLETED FOR EACH BORROWER]

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

                                                                SCHEDULE 2.01 TO
                                                     LOAN AND SECURITY AGREEMENT

                               MAXIMUM LOAN AMOUNT

Maximum principal amount Tranche 1 Commitment: Before the Tranche 1 Financing Termination Date, Two Million Dollars ($2,000,000), One Million Four Hundred Thousand Dollars ($1,400,000) of which may be used to acquire NTI Equipment and related services and Six Hundred Thousand Dollars ($600,000) of which may be used for the purchase of network related third party equipment, the preparation of a switch room for such NTI Equipment, and the payment of closing costs and Lender's fees and expenses, including Lender's attorneys' fees pursuant to
Section 2.10 and the Origination Fee listed on Schedule 2.09.

Maximum principal amount Tranche 2 Commitment: From and after the Tranche 2 Closing Date to and through the Tranche 2 Financing Termination Date, Three Million Dollars ($3,000,000), which may be used (x) to acquire NTI Equipment and related Software to be located in London, England, Brussels, Belgium and/or Paris, France, and (y) to capitalize $102,856.33 of Indebtedness owed hereunder, representing three days of interest in March 1997 and principal and interest owed for the month of April 1997 and the Tranche 2 Commitment Fee.

Maximum principal amount Tranche 3 Commitment: From and after the Tranche 3 Closing Date to and through the Tranche 3 Financing Termination Date, Nineteen Million Dollars ($19,000,000) which may be used to purchase new NTI switches and upgrades to existing NTI switches, including installation, Software and related equipment to be located in the United States, the United Kingdom, Belgium, the Netherlands, Germany, France, or such other locations outside the United States as Lender may approve.

Maximum principal amount Tranche 4 Commitment: From and after the Tranche 4 Closing Date to and through the Tranche 4 Financing Termination Date, Twenty-Five Million Dollars ($25,000,000) which may be used to purchase new NTI switches and upgrades to existing NTI switches, including installation, Software and related equipment to be located in the United States, the United Kingdom, Canada, Switzerland, Austria, Spain, Greece, Italy, Belgium, the Netherlands, Germany, France, or such other locations outside the United States as Lender may approve. Foreign Borrowers may use Advances only for the purchase of NTI switches and upgrades of existing NTI switches in locations other than in Canada, the United States or any territory, possession or protectorate of the United States.

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

                                                                SCHEDULE 2.02 TO
                                                     LOAN AND SECURITY AGREEMENT

                         PAYMENT TERMS AND GOVERNING LAW

      "Tranche 1 Closing Date": May 28, 1996

      "Tranche 2 Closing Date": March 27, 1997

      "Tranche 3 Closing Date": December 31, 1997

      "Tranche 4 Closing Date": November 5, 1999

      "Tranche 1 Financing Termination Date": June 30, 1996.

      "Tranche 2 Financing Termination Date": March 31, 1997.

      "Tranche 3 Financing Termination Date": December 30, 1998.

      "Tranche 4 Financing Termination Date": June 30, 2000.

      "First Borrowing Date": either a Tranche 1, Tranche 2, Tranche 3 or Tranche 4 First -------------------- Borrowing Date.

      "Initial Payment Date": either a Tranche 1, Tranche 2, Tranche 3 or Tranche 4 ---------------------- Initial Payment Date.

      "Interest Payment Date": the Initial Payment Date and the first (1st) Business Day of each calendar month thereafter.

      "Tranche 1 and Tranche 2 Interest Rate": the variable interest rate per annum announced from time to time as the ninety (90) day "Commercial Paper" rate (being defined as the rate paid on high grade unsecured notes sold through major dealers by major corporations in multiples of One Thousand Dollars ($1,000) for repurchase within 90 days) as reported in The Wall Street Journal, plus three hundred and ninety-five (395) basis points. The Tranche 1 and Tranche 2 Interest Rate shall be automatically adjusted prospectively on the last Business Day of each Calendar Quarter based upon the rate quoted in The Wall Street Journal on the immediately preceding Business Day. If The Wall Street Journal should cease publication or cease publishing such rate, the Lender shall designate a comparable reference rate for use in determining the Interest Rate hereunder.

      "Tranche 3 and Tranche 4 Interest Rate": the variable interest rate per annum announced from time to time as the ninety (90) day "Commercial Paper" rate (being defined

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------
as the rate paid on high grade unsecured notes sold through major dealers by major corporations in multiples of One Thousand Dollars ($1,000) for repurchase within 90 days) as reported in The Wall Street Journal, plus the Tranche 3 and Tranche 4 Rate Adjustment, as defined below. The Tranche 3 and Tranche 4 Interest Rate shall be automatically adjusted prospectively on the last Business Day of each Calendar Quarter based upon the rate quoted in The Wall Street Journal on the immediately preceding Business Day. If The Wall Street Journal should cease publication or cease publishing such rate, the Lender shall designate a comparable reference rate for use in determining the Interest Rate hereunder. The Tranche 3 and Tranche 4 Rate Adjustment initially shall be three hundred and ninety-five (395) basis points, provided, that if Destia meets any of the financial targets set forth below as measured over any two complete successive Fiscal Quarters, the Tranche 3 and Tranche 4 Rate Adjustment shall adjust to the indicated rate at the commencement of the Fiscal Quarter next succeeding such two Fiscal Quarters for so long as such targets are maintained; provided further, if at any time during any Fiscal Quarter the then applicable target is not maintained, the Tranche 3 and Tranche 4 Rate Adjustment shall automatically increase to the appropriate amount determined by the grid set forth below, effective as of the first day of the first Fiscal Quarter next succeeding the Fiscal Quarter during which the applicable target was not sustained. The Borrowers and Lender acknowledge that (i) any increase or decrease in the Tranche 3 and Tranche 4 Rate Adjustment shall be retroactive to the first day of the Fiscal Quarter immediately succeeding the Fiscal Quarter for which targets were not (or were) sustained and (ii) The Borrowers shall promptly pay Lender (or Lender shall promptly credit Borrower) an amount equal to any underpayment (or overpayment) of interest by the Borrowers under the Tranche 3 Note and the Tranche 4 Note for any Fiscal Quarter on the Payment Date next following an increase or decrease in the Tranche 3 and Tranche 4 Rate Adjustment following Destia's reporting of results of operation for such Fiscal Quarter pursuant to Section 7.01 of the Loan Agreement.

      Financial Target                   Tranche 3 and Tranche 4 Rate Adjustment
      ----------------                   ---------------------------------------

================================================================================
EBITDA is greater than -0-              350 basis points
--------------------------------------------------------------------------------
Debt Service Coverage Ratio Greater     300 basis points
than 1.0 to 1
--------------------------------------------------------------------------------
Debt Service Coverage Ratio greater     250 basis points
than 1.5 to 1
--------------------------------------------------------------------------------
Debt Service Coverage Ratio Greater     200 basis points
than 2.0 to 1
================================================================================

      "Tranche 1 Initial Payment Date": the first (1st) Business Day of the first (1st) month to commence after the Tranche 1 First Borrowing Date.

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

      "Tranche 2 Initial Payment Date": the first (1st) Business Day of the second (2nd) month to commence after the Tranche 2 First Borrowing Date.

      "Tranche 3 Initial Payment Date": with respect to each Borrower, the first
(1st) Business Day of the second (2nd) month to commence after the Tranche 3 First Borrowing Date by such Borrower.

      "Tranche 4 Initial Payment Date": with respect to each Borrower, the first
(1st) Business Day of the second (2nd) month to commence after the Tranche 4 First Borrowing Date by such Borrower.

      "Tranche 1 Maturity Date": the earlier of (i) July 1, 2001, and (ii) the first (1st) Business Day of the sixtieth (60th) month after the Tranche 1 First Borrowing Date, on which date all then-outstanding principal, interest, premium, expenses, fees, penalties and other amounts due under the Tranche 1 Note shall be finally due and payable.

      "Tranche 2 Maturity Date": the earlier of (i) April 1, 2002, and (ii) the first (1st) Business Day of the sixtieth (60th) month after the Tranche 2 First Borrowing Date, on which date all then-outstanding principal, interest, premium, expenses, fees, penalties and other amounts due under the Tranche 2 Note shall be finally due and payable.

      "Tranche 3 Maturity Date": the earlier of (i) January 1, 2003, and (ii) the first (1st) Business Day of the sixtieth (60th) month after the Tranche 3 First Borrowing Date, on which date all then-outstanding principal, interest, premium, expenses, fees, penalties and other amounts due under the Tranche 3 Note shall be finally due and payable.

      "Tranche 4 Maturity Date": the earlier of (i) December 1, 2004, and (ii) the first (1st) Business Day of the sixtieth (60th) month after the Tranche 4 First Borrowing Date, on which date all then-outstanding principal, interest, premium, expenses, fees, penalties and other amounts due under the Tranche 4 Note shall be finally due and payable.

      "Payment Date": the Initial Payment Date and the first (1st) Business Day of each month thereafter.

      "Tranche 1 Payment Schedule: principal shall be paid in sixty (60) equal consecutive monthly installments equal initially to 1.667% of the amount of the Advances made hereunder on the Tranche 1 First Borrowing Date; provided, however, that the principal payment amounts payable hereunder shall be recalculated by Lender each time subsequent Advances are made hereunder after the Tranche 1 First Borrowing Date but prior to the Tranche 2 Closing Date, based on the aggregate amount of all Advances then outstanding so that the payment schedule, as recalculated, will fully amortize the aggregate amount of all Advances then outstanding in equal monthly payments of principal to the Tranche 1

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

Maturity Date. Borrower and Lender understand that this payment schedule is intended to amortize fully the principal amount advanced under the Tranche 1
Note in equal monthly payments from the date of such Advance to the Tranche 1 Maturity Date and any other principal and interest amounts advanced prior to the Tranche 2 Closing Date still outstanding will be added to the final payment on the Tranche 1 Maturity Date. In any event, the entire outstanding principal amount of the Tranche 1 Note and all accrued but unpaid interest and all other outstanding amounts due thereunder shall be paid on the Tranche 1 Maturity Date.

      "Tranche 2 Payment Schedule: principal shall be paid in sixty (60) equal consecutive monthly installments equal initially to 1.667% of the amount of the Advances made on the Tranche 2 First Borrowing Date; provided, however, that the principal payment amounts payable hereunder shall be recalculated by Lender each time subsequent Advances are made hereunder after the Tranche 3 Closing Date, based on the aggregate amount of all Advances then outstanding under the Tranche 2 Note so that the payment schedule, as recalculated, will fully amortize the aggregate amount of all Advances made after the Tranche 2 Closing Date and prior to the Tranche 3 Closing Date then outstanding in equal monthly payments of principal to the Tranche 2 Maturity Date. Borrower and Lender understand that this payment schedule is intended to amortize fully the principal amount advanced under the Tranche 2 Note in equal monthly payments from the date of such Advance to the Tranche 2 Maturity Date and any other principal and interest amounts outstanding will be added to the final payment on the Tranche 2 Maturity Date. In any event, the entire outstanding principal amount of the Tranche 2 Note and all accrued but unpaid interest and all other outstanding amounts due thereunder shall be paid on the Tranche 2 Maturity Date.

      "Tranche 3 Payment Schedule: principal shall be paid in sixty (60) equal consecutive monthly installments equal initially to 1.667% of the amount of the Advances made on the Tranche 3 First Borrowing Date; provided, however, that the principal payment amounts payable hereunder shall be recalculated by Lender each time subsequent Advances are made hereunder after the Tranche 3 Closing Date, based on the aggregate amount of all Advances then outstanding under the Tranche 3 Note so that the payment schedule, as recalculated, will fully amortize the aggregate amount of all Advances made after the Tranche 3 Closing Date and prior to the Tranche 3 Financing Termination Date then outstanding in equal monthly payments of principal to the Tranche 3 Maturity Date. Borrower and Lender understand that this payment schedule is intended to amortize fully the principal amount advanced under the Tranche 3 Note in equal monthly payments from the date of such Advance to the Tranche 3 Maturity Date and any other principal and interest amounts outstanding will be added to the final payment on the Tranche 3 Maturity Date. In any event, the entire outstanding principal amount of the Tranche 3 Note and all accrued but unpaid interest and all other outstanding amounts due thereunder shall be paid on the Tranche 3 Maturity Date.

      "Tranche 4 Payment Schedule: principal shall be paid in sixty (60) equal consecutive

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------
monthly installments equal initially to 1.667% of the amount of the Advances made on the Tranche 4 First Borrowing Date; provided, however, that the principal payment amounts payable hereunder shall be recalculated by Lender each time subsequent Advances are made hereunder after the Tranche 4 Closing Date, based on the aggregate amount of all Advances then outstanding under the Tranche 4 Note so that the payment schedule, as recalculated, will fully amortize the aggregate amount of all Advances made after the Tranche 4 Closing Date and prior to the Tranche 4 Financing Termination Date then outstanding in equal monthly payments of principal to the Tranche 4 Maturity Date. Borrower and Lender understand that this payment schedule is intended to amortize fully the principal amount advanced under the Tranche 4 Note in equal monthly payments from the date of such Advance to the Tranche 4 Maturity Date and any other principal and interest amounts outstanding will be added to the final payment on the Tranche 4 Maturity Date. In any event, the entire outstanding principal amount of the Tranche 4 Note and all accrued but unpaid interest and all other outstanding amounts due thereunder shall be paid on the Tranche 4 Maturity Date.

      Pursuant to Section 10.14 of the Loan Agreement, the internal laws of the State of New York shall govern the parties rights and duties with respect to interest, loan charges, commitment fees and brokerage commissions.

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

                                                                SCHEDULE 2.09 TO
                                                     LOAN AND SECURITY AGREEMENT

                                      FEES

      1. Tranche 1 Origination Fee. Destia shall pay to Lender, on or before the Tranche 1 First Borrowing Date, a non-refundable Origination Fee of Ten Thousand Dollars ($10,000), in consideration of Lender's structuring, preparing and offering of the commitment to provide the Tranche 1 Commitment hereunder.

      2. Tranche 2 Commitment Fee. Destia shall pay Lender, on or before the Tranche 2 Closing Date, a nonrefundable commitment fee of Thirty Thousand Dollars ($30,000).

      3. (a) Tranche 3 Commitment Deposit. Destia shall deposit with Lender, on or before the Tranche 3 Closing Date, a non-refundable commitment fee of Thirty-Two Thousand Dollars ($32,000), in consideration of Lender's structuring, preparing and offering of the commitment to provide the Tranche 3 Commitment hereunder (the "Tranche 3 Origination Deposit").

            (b) Tranche 3 Commitment Fee. Destia shall pay Lender, prior to or at the time of disbursement of any Advance under the Tranche 3 Commitment, a commitment fee of one percent (1%) of the principal amount of such Advance in consideration of Lender's structuring, preparing and offering of the Tranche 3 Commitment; provided however that Destia hereby directs Lender to apply the Tranche 3 Commitment Deposit to the payment of the Tranche 3 Commitment Fee until the Tranche 3 Commitment Deposit is exhausted. In the event less than $3,200,000 in Advances hereunder are made, Destia acknowledges that the balance of the Tranche 3 Commitment Deposit shall be retained by Lender in consideration of Lender's structuring, preparing and offering of the Tranche 3 Commitment.

      4. (a) Tranche 4 Commitment Fee. Destia shall pay Lender, prior to or at the time of disbursement of any Advance under the Tranche 4 Commitment, a commitment fee of one percent (1%) of the principal amount of such Advance in consideration of Lender's structuring, preparing and offering of the Tranche 4 Commitment.

            (b) Tranche 4 Non-Utilization Fee. In the event (i) less than 80% of the Tranche 4 Commitment is funded at the Tranche 4 Financing Termination Date and (ii) from the Tranche 4 Closing Date to the Tranche 4 Termination Date Destia and/or any Subsidiary(ies) receive invoices from NTI or its affiliates for equipment and services which were permitted to be financed under this Agreement but were not, the Borrowers shall pay on the Tranche 4 Financing Termination Date a non-utilization

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------
      fee equal to one percent (1%) of the lesser of (1) the balance of the Tranche 4 Commitment which remains unfunded and (2) the aggregate amount of invoices from NTI or its affiliates for equipment and services which were permitted to be financed under this Agreement but were not.

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

                                                                SCHEDULE 2.11 TO
                                                     LOAN AND SECURITY AGREEMENT

                ANNEX A TO EQUIPMENT LOAN AND SECURITY AGREEMENT

      By executing this Annex to and forming a part of the Equipment Loan and Security Agreement dated as of November 5, 1999, (the "Third Amended and Restated Agreement"), by and among NTFC CAPITAL CORPORATION, DESTIA COMMUNICATIONS, INC., and each direct or indirect Subsidiary of Destia listed on
Schedule 1.01(b) attached to the Agreement, and each Subsidiary which subsequently becomes a party thereto pursuant to Section 2.11 of the Agreement by executing this form of Annex, the undersigned represents and warrants that it is a [FOREIGN or DOMESTIC] Subsidiary of Destia, joins as a party to the Agreement, assumes the obligations of a [FOREIGN/DOMESTIC] Borrower under the Agreement, and confirms that it is bound by the terms and conditions of the Agreement, including but not limited to the grant by the undersigned to Lender of a security interest in all its right, title and interest in and to the Collateral as provided in the Agreement. (The execution of this instrument constitutes a grant by the undersigned of a security interest in the Collateral). The undersigned further acknowledges and agrees that (i) one or more other Subsidiaries of Destia may become additional Borrowers under the Agreement without the consent of any other Borrower by execution of a form of this Annex; (ii) the Lender is willing to extend certain credit to the Borrowers, subject to the terms and conditions set forth in the Agreement, including the condition that all Domestic Borrowers will be jointly and severally liable for the payment of all Indebtedness owed by Destia or any Borrower to Lender under the Agreement and the condition that all Foreign Borrowers will be jointly and severally liable, to the extent permitted under the corporate or other laws of such entity's jurisdiction of incorporation, for the payment of all Indebtedness owed by any Foreign Borrower to Lender under the Agreement; (iii) without this condition of joint and several liability, Lender would not be willing to extend credit to any Borrower, and (iv) the undersigned, the existing Borrowers and Subsidiaries of Destia which may become additional Borrowers under the Agreement are (or will be) related entities, and the undersigned expects to increase its business, and to benefit directly and indirectly, through the use of the equipment to be acquired by it and the other Co-Borrowers with the proceeds of the loans to be made pursuant to the Agreement.

      The undersigned authorizes the Lender to attach this Annex to the Agreement, and thereby and form a part of the Agreement. This Annex shall be construed in accordance with and governed by the laws of the jurisdiction stated in Schedule 2.02 to the Agreement under the caption "Governing Law" except to the extent the internal laws of another jurisdiction are required to be applied in connection with the exercise of rights pertaining to Collateral in that jurisdiction. Capitalized terms used in this Annex without definition shall have the meanings set forth in the Agreement to which this Annex is attached and form a part.

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

      This Annex may be executed in any number of counterparts (by facsimile transmission or otherwise) and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same document.

      IN WITNESS WHEREOF, the undersigned has executed this Annex to Equipment Loan and Security Agreement by its duly authorized officer or representative this ___day of ,____:

Borrower:

BY:

TITLE:

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

                                                                SCHEDULE 4.04 TO
                                                     LOAN AND SECURITY AGREEMENT

                                REQUIRED CONSENTS

None, other than the financing statements to be filed as set forth in Schedule
4.25 hereto.

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

                                                                SCHEDULE 4.07 TO
                                                     LOAN AND SECURITY AGREEMENT

                              RESTRICTIONS ON LOANS

                                      None.

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

                                                                SCHEDULE 4.08 TO
                                                     LOAN AND SECURITY AGREEMENT

                              FINANCIAL STATEMENTS

            Financial Statements for the Quarter Ended June 30, 1999

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

                                                                SCHEDULE 4.12 TO
                                                     LOAN AND SECURITY AGREEMENT

                           PENDING MATERIAL LITIGATION

                                      NONE

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

                                                                SCHEDULE 4.25 TO
                                                     LOAN AND SECURITY AGREEMENT

                               UCC FILING OFFICES

(1)   New York County:
      New York City Register's Office
      UCC Section
      31 Chambers Street, Room 202
      New York, NY  10007
      (212) 788-8529

(2)   Kings County:
      Brooklyn City Register's Office
      Municipal Building
      210 Joralemon Street
      Brooklyn, NY  11201
      (718) 802-3589

(3)   New York Department of State:
      Secretary of State's Office
      UCC Section
      162 Washington Avenue, Third Floor
      Albany, NY  12231
      (518) 474-4763

(4)   New Jersey Department of Revenue
      Central Filing, UCC Section
      820 Bear Tavern Road
      Trenton, NJ  08618
      (609) 530-6426

(5)   Secretary of State, UCC Department
      Howlett Building, Room 30
      2nd and Edwards Street
      Springfield, Illinois  62756
      (217) 782-7518

(6)   Secretary of State, UCC Division
      1019 Brazos Street, Suite 505
      Austin, Texas  78701
      (512) 475-2700

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

(7) Secretary of State, UCC Division 1500 - 11th Street, Room 255 Sacramento, California 95814 (916) 653-3516

(8)   Department of State
      U.C.C. Filings
      Bureau of Commercial Filings
      409 East Gaines Street
      Tallahassee, Florida  32399
      (850) 487-6055

(9)   Recorder of Deeds or the District
      515 "D" Street, NW
      Room 202
      Washington, DC  20001
      (202) 727-5190

      FILING OR RECORDATION OFFICES IN LOCATIONS OUTSIDE THE UNITED STATES

      LONDON, ENGLAND:                  Prescribed particulars in respect of the
                                        relevant English Agreement in favor of
                                        Lender, together with such Security
                                        Agreement must be delivered to the
                                        Registrar of Companies within 21 days of the date thereof.

      Other Locations Outside the U.S.: TO BE DETERMINED AND COMPLETED TO
                                        LENDER'S SATISFACTION PRIOR TO ANY
                                        FUNDING OF EQUIPMENT PURCHASES TO BE
                                        INSTALLED THERE

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

                                                                SCHEDULE 4.26 TO
                                                     LOAN AND SECURITY AGREEMENT

                  PRINCIPAL OFFICES AND LOCATION OF COLLATERAL

Borrower's chief executive offices (including county):

      95 Route 17 South
      Paramus, Bergen County, New Jersey 07652
      Telephone No.: (201) 226-4500
      Telecopy No.: (201) 226-4578

Borrower's principal place of business (including county) in states where Equipment is to be located:

      45 Broadway
      New York, New York County, New York 10006

Locations of Collateral in the United States:

      60 Hudson Street
      New York, New York County, New York 10013

      600 South Federal Street
      Suite 205
      Chicago, Illinois  60605

      Univision Center
      2323 Bryan Street
      Suite 2650
      Dallas, Texas  75201-2628

      624 South Grand Avenue
      Suite 803
      Los Angeles, California  90017

      100 North Biscayne Boulevard
      Suite 2110
      Miami, Florida  33132

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

      2000 "L" Street, NW
      Suite 620
      Washington, DC  20036

Locations of Collateral in London, England, Brussels, Belgium, Paris, France and Toronto, Canada:

      2 Exchange Tower
      Harbour Exchange Sq.
      London  E1496B

      16-22, Rue de Comediens
      1000 Bruxelles

      Le Clemenceau 11
      Avenue Georges Clemenceau
      92021 Nanterre Cedex

      55 Younge Street
      Suite 1201
      Toronto, Ontario, Canada  M5E1J4

      Such other places in countries approved by Lender as identified by Borrower in a Borrowing Certificate

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

                                                                SCHEDULE 4.29 TO
                                                     LOAN AND SECURITY AGREEMENT

                                  ASSUMED NAMES

(1)   Destia
(2)   Destia Communications
(3)   Destia Communications Services
(4)   ECONOphone
(5)   VoiceNet Corporation
(6)   Telco (U.K. only)

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

                                                                SCHEDULE 4.31 TO
                                                     LOAN AND SECURITY AGREEMENT

                             NTI PURCHASE AGREEMENT

      Basic Supply Agreement (LM/11346-2) executed by and between Northern Telecom Inc. and Destia, as amended to May 28, 1996 and Contract Terms dated September 1996, Ref. No. CCG/UK/002, copies of which are attached hereto.

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

                                                                SCHEDULE 6.02 TO
                                                     LOAN AND SECURITY AGREEMENT

                          POST-TRANCHE 4 CLOSING ITEMS

(a)   Applicable Minimum Revenue Projection Table.

                                     TABLE 1

                              Destia Communications
                    Original Minimum Projected Revenue Table
                                     (000s)

                                      YEAR
          ----------------------------------------------------------------------
                      1999      2000      2001      2002      2003      2004
          ----------------------------------------------------------------------
           31-Mar     $62,400   $96,907  $127,073  $172,682  $207,614  $226,155
          ----------------------------------------------------------------------
Quarter    30-Jun     $68,891  $103,992  $139,289  $182,709  $212,284  $232,487
          ----------------------------------------------------------------------
 Ended     30-Sep     $79,555  $112,213  $153,769  $194,182  $217,591  $239,462
          ----------------------------------------------------------------------
           31-Dec     $90,444  $118,879  $165,779  $203,344  $220,855  $246,074
          ----------------------------------------------------------------------
           Totals    $301,290  $431,991  $585,910  $752,917  $858,344  $944,178

                                     TABLE 2

                              Destia Communications
                    Adjusted Minimum Projected Revenue Table
                                     (000s)

                                    YEAR
          ----------------------------------------------------------------------
                      1999      2000      2001      2002      2003      2004
          ----------------------------------------------------------------------
           31-Mar     $58,000   $90,444  $118,879  $165,779  $203,344  $220,855
          ----------------------------------------------------------------------
Quarter    30-Jun     $62,400   $96,907  $127,073  $172,682  $207,614  $226,155
          ----------------------------------------------------------------------

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

          ----------------------------------------------------------------------
 Ended     30-Sep     $68,891  $103,992  $139,289  $182,709  $212,284  $232,487
          ----------------------------------------------------------------------
           31-Dec     $79,555  $112,213  $153,769  $194,182  $217,591  $239,462
          ----------------------------------------------------------------------
           Totals    $268,846  $403,556  $539,010  $715,352  $840,833  $918,959

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

                                                                SCHEDULE 6.02 TO
                                                     LOAN AND SECURITY AGREEMENT

                          POST-TRANCHE 4 CLOSING ITEMS

1. Econophone may satisfy all conditions to Closing set forth in Section 5.02(a), (b), (c) and (d)(iv)-(vi) within fourteen (14) days of the date hereof.
2. Notwithstanding any other provision of this Agreement, Lender shall not be obligated to make any further Advances under this Agreement after the Tranche 4 Closing Date unless and until each condition set forth in
      Schedule 6.02(b) has been satisfied within the time permitted.
3. Destia shall have caused the execution and delivery to Lender of all Security Documents requested by Lender to secure Advances under the Tranche 4 Commitment to finance Equipment to be located in London made on the Tranche 4 Closing Date and an opinion of English Counsel in form and substance satisfactory to Lender within thirty (30) days of the Tranche 4 Closing Date.

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

                                                                SCHEDULE 7.07 TO
                                                     LOAN AND SECURITY AGREEMENT

                                    INSURANCE

                           See attached certificate(s)

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

                                                                SCHEDULE 7.15 TO
                                                     LOAN AND SECURITY AGREEMENT

                               FINANCIAL COVENANTS

            (a) Debt Service Coverage Ratio. Borrower shall maintain a Debt Service Coverage Ratio for the fiscal quarter ending September 30, 1997, and each fiscal quarter thereafter through the fiscal quarter ended December 31, 1999, of not less than 1.10 to 1.00, and for each fiscal quarter thereafter of not less than 1.25 to 1.00. In calculating Cash Flow as part of the computation of Debt Service Coverage Ratio for purposes of determining compliance with Schedule 7.15(a) only, Borrower shall be entitled to include (i) proceeds received from the sale of any equity interest not required to be redeemed on or prior to the later of the Tranche 1, Tranche 2 or Tranche 3 Maturity Date and (ii) unexpended proceeds of the High Yield Notes with respect to which no event has occurred requiring principal payments thereof. Borrower shall not be entitled to include such amounts for purposes of determining the Tranche 3 Rate Adjustment, as set forth in Schedule 2.02.

            (b) Minimum Cash Balance. Borrower shall maintain a minimum cash balance at all times during each fiscal quarter of not less than seventy-five percent (75%) of the following:

      (i)   From Tranche 3 Closing Date through and including December 31, 1997:
            $43,140,000;
      (ii)  From January 1, 1998 through and including December 31, 1998:
            $20,700,000;
      (iii) From January 1, 1999 through and including December 31, 1999:
            $12,180,000;
      (iv)  From January 1, 2000 through and including December 31, 2000:
            $18,470,000;
      (v)   From and After January 1, 2001: $40,000,000.

      For calculating minimum cash balances, Borrower may include Permitted Investments (as defined herein) and cash expenditures for Permitted Investments under any of clause (i), (vi), (viii) or (ix) (as such term is defined in the respective Indentures as each exists on the date hereof) made during such period in compliance with the Indentures or otherwise with the approval of holders of the High Yield Notes.

            (c) EBITDA. Borrower's EBITDA shall not be less than: for the fiscal year ending December 31, 1999, ($25,000,000); for the fiscal year ending December 31, 2000, ($5,000,000); for the fiscal year ending December 31, 2001, $19,500,000; for the fiscal year ending December 31, 2002, $44,000,000; for the fiscal year ending December 31, 2003, $58,500,000;
      and for the fiscal year ending December 31, 2004, $74,800,000.

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

            (d) Debt to Net Worth Ratio. Borrower shall maintain, except during the High Yield Period, a ratio of Indebtedness to net worth (calculated in accordance with GAAP but excluding from the calculation of Indebtedness all Subordinated Indebtedness) of not greater than 3.00 to 1.00 for the fiscal quarter ending September 30, 1997, and for each fiscal quarter thereafter. For purposes of this calculation, the Preferred Stock shall be included as equity, and shall not be included as debt, of Borrower.

            (e) Compliance with Projections. For any quarter in which Destia's Debt Service Coverage Ratio (calculated at the end of such fiscal quarter and without any of the adjustments provided in Schedule 7.15(a)) is not greater than 1.10 to 1.00, Destia shall have revenues (calculated at the end of such fiscal quarter as the revenue of the four fiscal quarters then ending) equal to or greater than 85% of the level projected for such fiscal quarters in the Applicable Minimum Revenue Projection Table.

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

                                                                SCHEDULE 8.01 TO
                                                     LOAN AND SECURITY AGREEMENT

                         PERMITTED SPECIFIC INDEBTEDNESS

(1) Indebtedness under that certain note in the amount of $31,316 for the purchase of computer equipment that matures in March 1999, and any amendments, modifications, extensions, refinancings or replacements thereto not increasing the principal indebtedness or payment terms thereof;

(2) Indebtedness under that certain promissory note in the amount of $662,747 payable to the order of Sprint Communications Company, L.P., and any amendments, modifications, extensions, refinancings or replacements thereto not increasing the principal indebtedness or payment terms thereof;

(3) Indebtedness under that certain agreement between Destia Inc. and Private Trans-Atlantic Telecommunications System, Inc. dated December 15, 1994 ("PTAT-1 Agreement") in which Destia Inc. will acquire and operate facilities in the PTAT-1 cable in the amount of $130,000; indebtedness under that certain amendment to the PTAT-1 Agreement dated January 18, 1995 in which Destia Inc. will acquire and operate additional facilities in the PTAT-1 cable in the amount of $125,000; and indebtedness under that certain amendment to the PTAT-1 Agreement dated December 27, 1995 in which Destia Inc. will acquire and operate additional facilities in the PTAT-1 cable in the amount of $224,000, and in each case any amendments, modifications, extensions, refinancings or replacements thereto in the ordinary course of business or otherwise related to the purchase of additional capacity in connection with the Description of Business set forth in Schedule I;

(4) Indebtedness under that certain agreement between Destia Inc. and Private Trans-Atlantic Telecommunications System (N.J.) Inc. dated December 15, 1994 ("Backhaul Agreement") for a back-up system to the PTAT-1 Agreement in the amount of $40,000; indebtedness under that certain amendment to the Backhaul Agreement dated January 18, 1995 for additional back-up systems to the Backhaul Agreement in the amount of $40,000; and indebtedness under that certain amendment to the Backhaul Agreement dated December 27, 1995 for additional back-up systems to the Backhaul Agreement in the amount of $80,000, and in each case any amendments, modifications, extensions, refinancings or replacements thereto in the ordinary course of business or otherwise related to the purchase of additional capacity in connection with the Description of Business set forth in Schedule I;

(5) Indebtedness under that certain lease of software equipment in the amount of $46,920, and any amendments, modifications, extensions, refinancings or

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------
      replacements thereto not increasing the principal indebtedness or payment terms thereof;

(6) Indebtedness under that certain lease of computer equipment in the amount of $65,916, and any amendments, modifications, extensions, refinancings or replacements thereto not increasing the principal indebtedness or payment terms thereof;

(7) Indebtedness under that certain lease of office-related equipment in the amount of $41,386, and any amendments, modifications, extensions, refinancings or replacements thereto not increasing the principal indebtedness or payment terms thereof;

(8) Indebtedness under that certain lease of computer equipment in the amount of $82,484, and any amendments, modifications, extensions, refinancings or replacements thereto not increasing the principal indebtedness or payment terms thereof;

(9) Indebtedness under that certain lease of office equipment in the amount of $92,839, and any amendments, modifications, extensions, refinancings or replacements thereto not increasing the principal indebtedness or payment terms thereof;

(10) Indebtedness under that certain lease of office equipment in the amount of $17,570, and any amendments, modifications, extensions, refinancings or replacements thereto not increasing the principal indebtedness or payment terms thereof;

(11)  Any Indebtedness referenced under Schedule 4.31 of this Loan Agreement;

(12) Any Indebtedness related to the purchase or installation of Additional Equipment or to the purchase of additional capacity in furtherance of the Business Plan of Borrower;

(13) Any Indebtedness related to this Loan Agreement, and any amendments, modifications, extensions, refinancings or replacements or payment terms thereto;

(14)  High Yield Notes;

(15) During the High Yield Period, Indebtedness permitted by Section 4.03 of the respective Indentures as each exists on the date hereof, and;

(18)  Indebtedness described in items 1, 2 and 3 of Schedule 8.10.

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

                                                                SCHEDULE 8.02 TO
                                                     LOAN AND SECURITY AGREEMENT

                         PERMITTED SPECIFIC ENCUMBRANCES

(1)   With respect to property located in the United States:

      (a)   Any purchase money security interests related to Additional
            Equipment;

      (b) The lien of Primex Leasing Corporation on the Borrower's Quikcard Thermal Transfer Printer evidenced by financing statements filed at the Secretary of State's office and the City Registers' Office of Kings County on January 26, 1995 and January 18, 1995, respectively;

      (c) The lien of Sprint Communication L.P. on all accounts receivable and proceeds of Borrower evidenced by a financing statement filed at the Secretary of State's Office on January 12, 1993;

      (d) The lien of Master Lease Division of Tokai on Borrower's lease of computer equipment evidenced by financing statements filed at the Secretary of State's Office and the City Registers' Office of New York County on April 1, 1996 and April 9, 1996, respectively;

      (e) The lien of FINOVA Capital Corporation on certain office equipment leased by Borrower evidenced by financing statements filed at the Secretary of State's Office and the City Registers' Office of Kings County on January 24, 1996 and January 26, 1996, respectively;

      (f) The lien of Canon Financial Services, Inc. on Borrower's lease of office equipment evidenced by a financing statement filed at the Secretary of State's Office and the City Registers' Office of Kings County on March 20, 1996 and March 21, 1996, respectively; and

      (g) The lien of Pitney Bowes Credit Corporation on Borrower's lease of office-related equipment evidenced by a financing statement filed at the Secretary of State's office on January 16, 1996.

(2)   With respect to Collateral wherever located:

                         NONE

(3) During the High Yield Period, encumbrances permitted by Section 4.09 of the

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------
respective Indentures as each exists on the date hereof, provided that no such encumbrances are on Collateral.

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

                                                                SCHEDULE 8.06 TO
                                                     LOAN AND SECURITY AGREEMENT

                            PERMITTED EQUITY PAYMENTS

      1. Nominal payments in lieu of the issuance of fractional shares upon an exercise of options, warrants or similar agreements or conversion rights.

      2. Any special optional redemption of the Preferred Stock under Section 7(a) of Article Fourth of the Amended Certificate of Incorporation, as in effect on the date hereof.

      3. Any repurchase of warrants issued with the High Yield Notes in accordance with a Repurchase Offer upon the occurrence of a Repurchase Event, as such terms are defined in such warrants on the date hereof.

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------

                                                                SCHEDULE 8.10 TO
                                                     LOAN AND SECURITY AGREEMENT

                     PERMITTED TRANSACTIONS WITH AFFILIATES

(1) That certain $35,018 note made by Borrower in favor of a related party that matures on August 1, 1998, and any amendments, modifications, extensions, refinancings or replacements thereto not increasing the principal indebtedness or payment terms thereof;

(2) That certain $200,000 note made by Borrower in favor of a related party that matures on December 8, 1997, and any amendments, modifications, extensions, refinancings or replacements thereto not increasing the principal indebtedness or payment terms thereof;

(3) That certain $108,000 note made by Borrower in favor of a related party that matures on November 15, 1998, and any amendments, modifications, extensions, refinancings or replacements thereto not increasing the principal indebtedness or payment terms thereof;

(4) That certain loan to A. West in the amount of $297,824 and any amendments, modifications, extensions, refinancings or replacements thereto not increasing the principal indebtedness or payment terms thereof except for such increases in principal amount equal to the tax liability of A. West for income attributable to him as a shareholder of Borrower by virtue of Borrower's status as a Subchapter S Corporation under the Internal Revenue Code;

                                               ---------------------------------
                                               Borrower's Initials:
                                               Lender's Initials:
                                               ---------------------------------